Exhibit 99.1
Forest City Enterprises, Inc.
Supplemental Package
Years Ended January 31, 2011 and 2010

Forest City Enterprises, Inc. and Subsidiaries
Years Ended January 31, 2011 and 2010
Supplemental Package
NYSE: FCEA, FCEB
Index

Corporate Overview	2-3

Selected Financial Information
Forest City Enterprises, Inc.
Consolidated Balance Sheet Information	4-7
Consolidated Earnings Information	8-11

Supplemental Operating Information
Occupancy Data	12
Comparable Net Operating Income (NOI)	13
Comparable NOI Detail	14-15
NOI By Product Type	16
NOI By Core Market	17
Reconciliation of NOI to Net Earnings (Loss)	18-19
Results of Operations Discussion	20-22
EBDT Bridge	23-24
Reconciliation of Net Earnings (Loss) to EBDT	25-26
Schedules of Lease Expirations	27-28
Schedules of Significant Tenants	29-30
Openings and Acquisitions	31
Projects Under Construction	32-33
Projects Under Development	34
Military Housing	35
Land Held for Development or Sale	36-37

Supplemental Financial Information
Projects under Construction and Development Debt and Non-Recourse Debt	38
Scheduled Maturities Table	39-40
Upcoming Maturities Summary	41
Investments in and Advances to Affiliates	42-45
Forest City Rental Properties Corporation
Consolidated Balance Sheet information	46
Consolidated Earnings Information	47
Real Estate Activity	48-50
Summary of EBDT	51-62
Property Listing	63-74

This Supplemental Package, together with other statements and information publicly disseminated by us, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events and are based on assumptions and expectations that may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Risk factors discussed in Item 1A of our Form 10-K and other factors that might cause differences, some of which could be material, include, but are not limited to, the impact of current lending and capital market conditions on our liquidity, ability to finance or refinance projects and repay our debt, the impact of the current economic environment on the ownership, development and management of our real estate portfolio, general real estate investment and development risks, vacancies in our properties, further downturns in the housing market, competition, illiquidity of real estate investments, bankruptcy or defaults of tenants, anchor store consolidations or closings, international activities, the impact of terrorist acts, risks associated with an investment in a professional sports team, our substantial debt leverage and the ability to obtain and service debt, the impact of restrictions imposed by our credit facility and senior debt, exposure to hedging agreements, the level and volatility of interest rates, the continued availability of tax-exempt government financing, the impact of credit rating downgrades, effects of uninsured or underinsured losses, effects of a downgrade or failure of our insurance carriers, environmental liabilities, conflicts of interest, risks associated with the sale of tax credits, risks associated with developing and managing properties in partnership with others, the ability to maintain effective internal controls, compliance with governmental regulations, increased legislative and regulatory scrutiny of the financial services industry, volatility in the market price of our publicly traded securities, inflation risks, litigation risks, as well as other risks listed from time to time in our reports filed with the Securities and Exchange Commission. We have no obligation to revise or update any forward-looking statements, other than imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial and Operating Information
Corporate Overview
We principally engage in the ownership, development, management and acquisition of commercial and residential real estate and land throughout the United States. We operate through three strategic business units and five reportable segments. The Commercial Group, our largest strategic business unit, owns, develops, acquires and operates regional malls, specialty/urban retail centers, office and life science buildings, hotels and mixed-use projects. The Residential Group owns, develops, acquires and operates residential rental properties, including upscale and middle-market apartments and adaptive re-use developments. Additionally, the Residential Group develops for-sale condominium projects and also owns interests in entities that develop and manage military family housing. The Land Development Group acquires and sells both land and developed lots to residential, commercial and industrial customers. It also owns and develops land into master-planned communities and mixed-use projects. Real Estate Groups are the combined Commercial, Residential and Land Development Groups. Corporate Activities and the Nets, a member of the National Basketball Association (“NBA”) in which we account for our investment on the equity method of accounting, are other reportable segments of the Company.
We have approximately $11.8 billion of assets in 27 states and the District of Columbia at January 31, 2011. Our core markets include Boston, the state of California, Chicago, Denver, New York City/Philadelphia metropolitan area and the Greater Washington, D.C./Baltimore metropolitan area. Our core markets account for approximately 77 percent of the cost of our real estate portfolio at January 31, 2011. We have offices in Albuquerque, Boston, Chicago, Dallas, Denver, London (England), Los Angeles, New York City, San Francisco, Washington, D.C. and our corporate headquarters in Cleveland, Ohio.
SUPPLEMENTAL FINANCIAL AND OPERATING INFORMATION
We recommend that this supplemental package be read in conjunction with our Form 10-K for the year ended January 31, 2011. This supplemental package contains certain measures prepared in accordance with generally accepted accounting principles (“GAAP”) under the full consolidation accounting method and certain measures prepared under the pro-rata consolidation method, a non-GAAP measure. Along with net earnings, we use an additional measure, Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), to report operating results. EBDT is a non-GAAP measure and may not be directly comparable to similarly-titled measures reported by other companies. The non-GAAP financial measures presented under the pro-rata consolidation method, comparable net operating income (“NOI”) and EBDT, provide supplemental information about our operations. Although these measures are not presented in accordance with GAAP, we believe they are necessary to understand our business and operating results, along with net earnings and other GAAP measures. Our investors can use these non-GAAP measures as supplementary information to evaluate our business. Our non-GAAP measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP measures.
Consolidation Methods
We present certain financial amounts under the pro-rata consolidation method because we believe this information is useful to investors as this method reflects the manner in which we operate our business. In line with industry practice, we have made a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. Under the pro-rata consolidation method, we generally present our investments proportionate to our economic share of ownership. Under GAAP, the full consolidation method is used to report partnership assets and liabilities consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary of the variable interest entity (“VIE”), even if our ownership is not 100%. Effective February 1, 2010, we adopted new accounting guidance on consolidation of VIEs that changes the approach on evaluating VIEs for consolidation. The impact of the new GAAP guidance was to consolidate one previously unconsolidated entity and deconsolidate a total of nine previously consolidated entities. The new guidance does not impact pro-rata consolidation. We provide reconciliations from the full consolidation method to the pro-rata consolidation method throughout our supplemental package. Please refer to our property listing for the detail of our consolidated and non-consolidated properties on pages 63-74.
EBDT
We believe that EBDT, along with net earnings, provides additional information about our core operations. While property dispositions, acquisitions or other factors can affect net earnings in the short-term, we believe EBDT presents a more consistent view of the overall financial performance of our business from period-to-period. EBDT is used by the chief operating decision maker and management to assess performance and resource allocations by strategic business unit and on a consolidated basis. EBDT is similar to Funds From Operations, a measure of performance used by publicly traded Real Estate Investment Trusts, but may not be directly comparable to similarly titled measures reported by other companies. For additional discussion of EBDT as well as a reconciliation of net earnings (loss) to EBDT see pages 21-26.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial and Operating Information
Supplemental Operating Information
The operating information contained in this document includes: occupancy data, comparable NOI, NOI by product type and core market, reconciliation of NOI to net earnings (loss), results of operations discussion, EBDT bridge, reconciliation of net earnings (loss) to EBDT, retail and office lease expirations, significant retail and office tenants, our development pipeline, and land held for development or sale. We believe this information will give interested parties a better understanding and more information about our operating performance. The term “comparable,” which is used throughout this document, is generally defined as including properties that were open and operated in both the years ended January 31, 2011 and 2010.
We believe occupancy rates, retail and office lease expirations, base rent, and significant retail and office tenant listings represent meaningful operating statistics about us.
Comparable NOI is useful because it measures the performance of the same properties on a period-to-period basis and, along with EBDT (as discussed on pages 21-22), is used to assess operating performance and resource allocation of our strategic business units. While property dispositions, acquisitions or other factors can impact net earnings in the short term, we believe comparable NOI gives a more consistent view of our overall performance from quarter-to-quarter and year-to-year. A reconciliation of NOI to net earnings (loss), the most comparable financial measure calculated in accordance with GAAP and a reconciliation of NOI to net earnings (loss) for each strategic business unit are provided on pages 18-19 and 51-62 of this document. A reconciliation from NOI to comparable NOI can be found on pages 14-15.
Corporate Headquarters
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113
Annual Report on Form 10-K
A copy of the Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the fiscal year ended January 31, 2011 can be found on our website under SEC Filings or may be obtained without charge upon written request to:
Thomas T. Kmiecik
Assistant Treasurer
tomkmiecik@forestcity.net
Website
www.forestcity.net
The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.
Investor Relations
Robert G. O’Brien
Executive Vice President and Chief Financial Officer
Transfer Agent and Registrar
Wells Fargo
Shareowner Services
P.O. Box 64854
St. Paul, MN 55164-9440
(800) 468-9716
www.shareowneronline.com
Stock Exchange Listing
NYSE: FCEA and FCEB
Dividend Reinvestment and Stock Purchase Plan
We offer our shareholders the opportunity to purchase additional shares of common stock through the Forest City Enterprises, Inc. Dividend Reinvestment and Stock Purchase Plan (the “Plan”) at 97% of current market value. You may obtain a copy of the Plan prospectus and an enrollment card by contacting Wells Fargo Shareowner Services at (800) 468-9716 or by visiting www.shareowneronline.com.

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
As discussed earlier, we present certain financial amounts under the pro-rata consolidation method (a non-GAAP measure). This information is useful to our investors because we believe that it more accurately reflects the manner in which we operate our business. This is because, in line with industry practice, we have a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. The tables below present amounts for both full consolidation, a GAAP measure, and pro-rata consolidation, providing a reconciliation of the difference between the two methods. Under the pro-rata consolidation method, we present our partnership investments proportionate to our share of ownership for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary for our investments in a VIE. Partnership assets and liabilities are reported on the equity or cost method of accounting if we do not have control, or, in the case of investments in VIEs, we are not deemed the primary beneficiary.
Consolidated Balance Sheet Information – January 31, 2011 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)
Assets
Real Estate
Completed rental properties
Residential	$1,664,490	$26,028	$826,356	$2,464,818
Commercial
Retail centers	3,226,717	113,193	718,593	3,832,117
Office and other buildings	3,314,371	253,604	378,863	3,439,630
Corporate and other equipment	9,847	-	1	9,848

Total completed rental properties	8,215,425	392,825	1,923,813	9,746,413

Projects under construction
Residential	771,245	213,988	3,642	560,899
Commercial
Retail centers	703,397	532	50,220	753,085
Office and other buildings	297,069	199,241	1,981	99,809

Total projects under construction	1,771,711	413,761	55,843	1,413,793
Projects under development
Residential	687,125	222,514	6,063	470,674
Commercial
Retail centers	17,837	99	10,890	28,628
Office and other buildings	229,562	58,830	6,807	177,539

Total projects under development	934,524	281,443	23,760	676,841

Total projects under construction and development	2,706,235	695,204	79,603	2,090,634
Land held for development or sale	244,879	18,683	115,607	341,803

Total Real Estate	11,166,539	1,106,712	2,119,023	12,178,850
Less accumulated depreciation	(1,614,399)	(63,987)	(424,331)	(1,974,743)

Real Estate, net	9,552,140	1,042,725	1,694,692	10,204,107

Cash and equivalents	193,372	13,979	48,583	227,976
Restricted cash and escrowed funds	720,180	240,709	78,890	558,361
Notes and accounts receivable, net	403,101	20,329	86,729	469,501
Investments in and advances to affiliates	141,017	(240,178)	(115,376)	265,819
Lease and mortgage procurement costs, net	356,804	30,171	33,025	359,658
Prepaid expenses and other deferred costs, net	266,689	44,536	10,443	232,596
Intangible assets, net	135,906	5	1,289	137,190

Total Assets	$11,769,209	$1,152,276	$1,838,275	$12,455,208

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Balance Sheet Information – January 31, 2011 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)
Liabilities and Equity
Liabilities
Mortgage debt and notes payable, nonrecourse
Completed rental properties
Residential	$1,110,095	$18,998	$680,572	$1,771,669
Commercial
Retail centers	2,322,539	120,042	655,162	2,857,659
Office and other buildings	2,346,189	219,327	295,641	2,422,503

Total completed rental properties	5,778,823	358,367	1,631,375	7,051,831

Projects under construction
Residential	717,700	203,681	29,274	543,293
Commercial
Retail centers	379,363	-	-	379,363
Office and other buildings	82,157	60,108	-	22,049

Total projects under construction	1,179,220	263,789	29,274	944,705
Projects under development
Residential	155,890	61,760	-	94,130
Commercial
Retail centers	-	-	-	-
Office and other buildings	42,200	16,880	2,887	28,207

Total projects under development	198,090	78,640	2,887	122,337

Total projects under construction and development	1,377,310	342,429	32,161	1,067,042
Land held for development or sale	51,085	3,500	49,831	97,416

Total Mortgage debt and notes payable, nonrecourse	7,207,218	704,296	1,713,367	8,216,289
Bank revolving credit facility	137,152	-	-	137,152
Senior and subordinated debt	773,683	-	-	773,683

Construction payables	179,601	44,490	4,670	139,781
Operating accounts payable and accrued expenses	737,854	28,443	105,075	814,486
Accrued derivative liability	156,587	3,327	15,163	168,423

Total Accounts payable and accrued expenses	1,074,042	76,260	124,908	1,122,690

Deferred income taxes	489,974	-	-	489,974

Total Liabilities	9,682,069	780,556	1,838,275	10,739,788

Redeemable Noncontrolling Interest	226,829	226,829	-	-

Equity
Shareholders’ Equity
Shareholders’ equity before accumulated other comprehensive loss	1,623,828	-	-	1,623,828
Accumulated other comprehensive loss	(94,429)	-	-	(94,429)

Total Shareholders’ Equity	1,529,399	-	-	1,529,399

Noncontrolling interest	330,912	144,891	-	186,021

Total Equity	1,860,311	144,891	-	1,715,420

Total Liabilities and Equity	$11,769,209	$1,152,276	$1,838,275	$12,455,208

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Balance Sheet Information – January 31, 2010 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)
Assets
Real Estate
Completed rental properties
Residential	$1,740,394	$41,236	$688,409	$2,387,567
Commercial
Retail centers	3,359,953	120,351	472,914	3,712,516
Office and other buildings	3,369,719	129,484	207,127	3,447,362
Corporate and other equipment	9,736	-	1	9,737

Total completed rental properties	8,479,802	291,071	1,368,451	9,557,182

Projects under construction
Residential	787,203	176,467	8,307	619,043
Commercial
Retail centers	782,902	67,826	203,009	918,085
Office and other buildings	263,457	132,156	66,059	197,360

Total projects under construction	1,833,562	376,449	277,375	1,734,488
Projects under development
Residential	562,781	167,290	7,965	403,456
Commercial
Retail centers	21,016	101	10,868	31,783
Office and other buildings	223,811	56,279	9,212	176,744

Total projects under development	807,608	223,670	28,045	611,983

Total projects under construction and development	2,641,170	600,119	305,420	2,346,471
Land held for development or sale	219,807	11,674	116,863	324,996

Total Real Estate	11,340,779	902,864	1,790,734	12,228,649
Less accumulated depreciation	(1,593,658)	(57,756)	(326,169)	(1,862,071)

Real Estate, net	9,747,121	845,108	1,464,565	10,366,578

Cash and equivalents	251,405	6,681	30,280	275,004
Restricted cash and escrowed funds	427,921	90,951	68,406	405,376
Notes and accounts receivable, net	388,536	22,173	71,203	437,566
Investments in and advances to affiliates	265,343	(159,978)	(65,246)	360,075
Lease and mortgage procurement costs, net	413,421	32,271	24,868	406,018
Prepaid expenses and other deferred costs, net	269,986	38,696	46,125	277,415
Intangible assets, net	152,978	9	1,323	154,292

Total Assets	$11,916,711	$875,911	$1,641,524	$12,682,324

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Balance Sheet Information – January 31, 2010 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)
Liabilities and Equity
Liabilities
Mortgage debt and notes payable, nonrecourse
Completed rental properties
Residential	$1,234,111	$33,596	$558,891	$1,759,406
Commercial
Retail centers	2,511,424	119,544	437,825	2,829,705
Office and other buildings	2,480,883	100,267	145,225	2,525,841

Total completed rental properties	6,226,418	253,407	1,141,941	7,114,952

Projects under construction
Residential	499,952	144,993	35,242	390,201
Commercial
Retail centers	440,450	40,090	178,935	579,295
Office and other buildings	190,990	101,058	1,574	91,506

Total projects under construction	1,131,392	286,141	215,751	1,061,002
Projects under development
Residential	148,747	61,353	-	87,394
Commercial
Retail centers	-	-	-	-
Office and other buildings	48,932	17,360	61,148	92,720

Total projects under development	197,679	78,713	61,148	180,114

Total projects under construction and development	1,329,071	364,854	276,899	1,241,116
Land held for development or sale	64,384	4,348	55,107	115,143

Total Mortgage debt and notes payable, nonrecourse	7,619,873	622,609	1,473,947	8,471,211
Bank revolving credit facility	83,516	-	-	83,516
Senior and subordinated debt	1,076,424	-	-	1,076,424

Construction payables	218,072	26,666	47,284	238,690
Operating accounts payable and accrued expenses	784,090	45,950	104,663	842,803
Accrued derivative liability	192,526	11,326	16,463	197,663

Total Accounts payable and accrued expenses	1,194,688	83,942	168,410	1,279,156

Deferred income taxes	437,370	-	-	437,370

Total Liabilities	10,411,871	706,551	1,642,357	11,347,677

Equity
Shareholders’ Equity
Shareholders’ equity before accumulated other comprehensive loss	1,235,892	-	-	1,235,892
Accumulated other comprehensive loss	(87,266)	-	-	(87,266)

Total Shareholders’ Equity	1,148,626	-	-	1,148,626

Noncontrolling interest	356,214	169,360	(833)	186,021

Total Equity	1,504,840	169,360	(833)	1,334,647

Total Liabilities and Equity	$11,916,711	$875,911	$1,641,524	$12,682,324

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Earnings Information – Three Months Ended January 31, 2011 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)

Revenues from real estate operations	$297,790	$19,007	$80,167	$2,170	$361,120

Expenses
Operating expenses	182,787	9,454	39,254	893	213,480
Depreciation and amortization	61,399	2,344	15,237	178	74,470
Impairment of real estate	-	-	35,714	-	35,714

	244,186	11,798	90,205	1,071	323,664

Interest expense	(71,105)	(3,682)	(22,228)	(765)	(90,416)
Amortization of mortgage procurement costs	(3,418)	(422)	(614)	(7)	(3,617)
Gain (loss) on early extinguishment of debt	(31,688)	-	2,785	-	(28,903)

Interest and other income	17,862	611	381	(1)	17,631
Net gain (loss) on disposition of rental properties	-	-	15,633	46,527	62,160

Earnings (loss) before income taxes	(34,745)	3,716	(14,081)	46,853	(5,689)

Income tax expense (benefit)
Current	(5,368)	-	-	4,622	(746)
Deferred	(17,863)	-	-	14,373	(3,490)

	(23,231)	-	-	18,995	(4,236)

Equity in earnings (loss) of unconsolidated entities, including impairment	(12,742)	1,719	14,081	-	(380)

Earnings (loss) from continuing operations	(24,256)	5,435	-	27,858	(1,833)

Discontinued operations, net of tax:
Operating earnings from rental properties	201	-	-	(201)	-
Gain on disposition of rental properties	27,657	-	-	(27,657)	-

	27,858	-	-	(27,858)	-

Net earnings (loss)	3,602	5,435	-	-	(1,833)

Noncontrolling Interests
Earnings from continuing operations attributable to noncontrolling interests	(5,435)	(5,435)	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(1,833)	$-	$-	$-	$(1,833)

Preferred dividends	(3,850)	-	-	-	(3,850)

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$(5,683)	$-	$-	$-	$(5,683)

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Earnings Information – Year Ended January 31, 2011 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)

Revenues from real estate operations	$1,177,661	$68,419	$316,900	$17,848	$1,443,990

Expenses
Operating expenses	685,783	36,392	169,265	7,451	826,107
Depreciation and amortization	243,847	9,267	53,072	4,296	291,948
Impairment of real estate	6,803	1,526	72,459	79,603	157,339

	936,433	47,185	294,796	91,350	1,275,394

Interest expense	(315,340)	(18,690)	(81,184)	(5,824)	(383,658)
Amortization of mortgage procurement costs	(13,487)	(1,514)	(2,314)	(123)	(14,410)
Gain (loss) on early extinguishment of debt	(21,035)	247	2,760	-	(18,522)

Interest and other income	52,826	2,635	15,666	6	65,863

Net gain on disposition of rental properties	202,878	-	23,461	47,092	273,431
Net gain on disposition of partial interests in other investment	55,112	23,675	-	-	31,437

Earnings (loss) before income taxes	202,182	27,587	(19,507)	(32,351)	122,737

Income tax expense (benefit)
Current	(275)	-	-	3,368	3,093
Deferred	69,995	-	-	(15,085)	54,910

	69,720	-	-	(11,717)	58,003

Equity in earnings (loss) of unconsolidated entities, including impairment	(30,194)	(4,613)	19,507	-	(6,074)

Earnings (loss) from continuing operations	102,268	22,974	-	(20,634)	58,660

Discontinued operations, net of tax:
Operating earnings from rental properties	264	165	-	(99)	-
Impairment of real estate	(48,731)	-	-	48,731	-
Gain on disposition of rental properties	32,209	4,211	-	(27,998)	-

	(16,258)	4,376	-	20,634	-

Net earnings	86,010	27,350	-	-	58,660

Noncontrolling Interests
Earnings from continuing operations attributable to noncontrolling interests	(22,974)	(22,974)	-	-	-
Earnings from discontinued operations attributable to noncontrolling interests	(4,376)	(4,376)	-	-	-

	(27,350)	(27,350)	-	-	-

Net earnings attributable to Forest City Enterprises, Inc.	$58,660	$-	$-	$-	$58,660

Preferred dividends	(11,807)	-	-	-	(11,807)

Net earnings attributable to Forest City Enterprises, Inc. common shareholders	$46,853	$-	$-	$-	$46,853

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Earnings Information – Three Months Ended January 31, 2010 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)
Revenues from real estate operations	$318,530	$12,655	$70,909	$5,727	$382,511

Expenses
Operating expenses	181,762	6,551	71,105	2,769	249,085
Depreciation and amortization	65,911	1,717	15,237	1,693	81,124
Impairment of real estate	5,783	-	1,693	17,619	25,095

	253,456	8,268	88,035	22,081	355,304

Interest expense	(90,089)	(3,925)	(16,955)	(1,743)	(104,862)
Amortization of mortgage procurement costs	(3,255)	(117)	(800)	(73)	(4,011)
Loss on early extinguishment of debt	(1,396)	-	(954)	-	(2,350)

Interest and other income	30,080	175	20,910	1	50,816
Gain on disposition of rental properties and other investments	-	-	45,263	1,172	46,435

Earnings (loss) before income taxes	414	520	30,338	(16,997)	13,235

Income tax expense (benefit)
Current	15,496	-	-	(543)	14,953
Deferred	(2,127)	-	-	(6,048)	(8,175)

	13,369	-	-	(6,591)	6,778

Equity in earnings (loss) of unconsolidated entities, including impairment	30,087	5	(30,338)	-	(256)

Earnings (loss) from continuing operations	17,132	525	-	(10,406)	6,201

Discontinued operations, net of tax:
Operating earnings (loss) from rental properties	(452)	(114)	-	338	-
Impairment of real estate	(10,786)	-	-	10,786	-
Gain on disposition of Lumber Group	718	-	-	(718)	-

	(10,520)	(114)	-	10,406	-

Net earnings	6,612	411	-	-	6,201

Noncontrolling Interests
Earnings from continuing operations attributable to noncontrolling interests	(525)	(525)	-	-	-
Loss from discontinued operations attributable to noncontrolling interests	114	114	-	-	-

	(411)	(411)	-	-	-

Net earnings attributable to Forest City Enterprises, Inc.	$6,201	$-	$-	$-	$6,201

Preferred dividends	-	-	-	-	-

Net earnings attributable to Forest City Enterprises, Inc. common shareholders	$6,201	$-	$-	$-	$6,201

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Earnings Information – Year Ended January 31, 2010 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)

Revenues from real estate operations	$1,232,013	$50,432	$303,029	$30,378	$1,514,988

Expenses
Operating expenses	704,552	24,006	259,085	12,286	951,917
Depreciation and amortization	260,223	5,037	58,799	8,295	322,280
Impairment of real estate	8,907	-	36,356	27,394	72,657

	973,682	29,043	354,240	47,975	1,346,854

Interest expense	(343,146)	(14,739)	(66,850)	(9,286)	(404,543)
Amortization of mortgage procurement costs	(13,709)	(565)	(2,689)	(313)	(16,146)
Gain on early extinguishment of debt	36,569	-	744	-	37,313

Interest and other income	53,999	718	54,476	6	107,763
Gain on disposition of rental properties and other investments	-	-	49,761	5,720	55,481

Earnings (loss) before income taxes	(7,956)	6,803	(15,769)	(21,470)	(51,998)

Income tax expense (benefit)
Current	6,994	-	-	(730)	6,264
Deferred	(19,223)	-	-	(7,596)	(26,819)

	(12,229)	-	-	(8,326)	(20,555)

Equity in earnings (loss) of unconsolidated entities, including impairment	(15,053)	(76)	15,769	-	792

Earnings (loss) from continuing operations	(10,780)	6,727	-	(13,144)	(30,651)

Discontinued operations, net of tax:
Operating earnings (loss) from rental properties	7	(117)	-	(124)	-
Impairment of real estate	(16,770)	-	-	16,770	-
Gain on disposition of rental properties	2,784	-	-	(2,784)	-
Gain on disposition of Lumber Group	718	-	-	(718)	-

	(13,261)	(117)	-	13,144	-

Net earnings (loss)	(24,041)	6,610	-	-	(30,651)

Noncontrolling Interests
Earnings from continuing operations attributable to noncontrolling interests	(6,727)	(6,727)	-	-	-
Loss from discontinued operations attributable to noncontrolling interests	117	117	-	-	-

	(6,610)	(6,610)	-	-	-

Net loss attributable to Forest City Enterprises, Inc.	$(30,651)	$-	$-	$-	$(30,651)

Preferred dividends	-	-	-	-	-

Net loss attributable to Forest City Enterprises, Inc. common shareholders	$(30,651)	$-	$-	$-	$(30,651)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Occupancy Data - January 31, 2011 and 2010
Retail and office occupancy as of January 31, 2011 and 2010 is based on square feet leased at the end of the fiscal quarter. Average Occupancy Year-to-Date as of January 31, 2011 and 2010 for retail and office is calculated by dividing the sum of leased square feet at the beginning and end of the period by two. Residential occupancy as of January 31, 2011 and 2010 represents total units occupied divided by total units available. Average Occupancy as of January 31, 2011 and 2010 for residential is calculated by dividing gross potential rent less vacancy by gross potential rent. Average Daily Rate (“ADR”) is calculated by dividing revenue by the number of rooms sold for the year ended January 31, 2011 and 2010.
We analyze our occupancy percentages by each of our major product lines as follows:

		Average		Average
	Occupancy	Occupancy	Occupancy	Occupancy
	As of	Year-to-Date	As of	Year-to-Date
	January 31, 2011	January 31, 2011	January 31, 2010	January 31, 2010

Retail
Comparable	91.2%	90.7%	90.1%	89.8%
Total	91.2%	90.0%	88.8%	88.6%
Office
Comparable	88.4%	89.2%	90.0%	89.8%
Total	87.8%	88.7%	89.7%	89.5%
Residential (1)
Comparable	94.3%	94.7%	93.4%	92.1%
Total	93.4%	90.8%	92.3%	87.8%
Hotels
Comparable and Total		69.0%		69.1%
Comparable and Total ADR		$140.03		$140.01

The table below provides occupancy as reported in previous quarters. These amounts may differ from above because the properties that qualify as comparable change from period to period.

Occupancy Recap of Quarterly Supplemental Packages
	Occupancy As of					Average Occupancy Year-to-Date
	January 31,	October 31,	July 31,	April 30,	January 31,	January 31,	October 31,	July 31,	April 30,	January 31,
	2011	2010	2010	2010	2010	2011	2010	2010	2010	2010

Retail
Comparable	91.2%	90.6%	90.9%	89.7%	90.1%	90.7%	90.4%	90.5%	90.0%	89.9%
Total	91.2%	90.4%	90.7%	88.4%	88.8%	90.0%	89.6%	89.7%	88.6%	88.6%
Office
Comparable	88.4%	90.5%	90.0%	89.8%	90.3%	89.2%	90.3%	90.0%	89.9%	90.1%
Total	87.8%	90.3%	89.9%	89.7%	89.7%	88.7%	90.0%	89.8%	89.7%	89.5%
Residential (1)
Comparable	94.3%	94.4%	93.8%	93.0%	93.7%	94.7%	94.6%	94.1%	93.7%	92.2%
Total	93.4%	93.1%	92.7%	91.1%	92.3%	90.8%	90.6%	93.0%	90.8%	87.8%
Hotels
Comparable and Total						69.0%	69.9%	66.3%	61.0%	69.1%
Comparable and Total ADR						$140.03	$138.92	$139.24	$135.43	$140.01

(1)	Excludes military housing units.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
We use NOI, along with EBDT as discussed on page 2, to assess operating performance. Comparable NOI is defined as NOI from properties opened and operated in the three months and year ended January 31, 2011 and 2010. The schedules below present Pro-Rata Comparable NOI for the three months and year ended January 31, 2011. The following schedules on pages 14-15 present comparable NOI for each of our major product lines, as well as strategic business units under which these product lines operate. A reconciliation of NOI to the most comparable GAAP measure, net earnings (loss), is presented on pages 18-19. A reconciliation of NOI to net earnings (loss) for each strategic business unit can be found on pages 51-62.
Comparable Net Operating Income (NOI) (% change over same period prior year)

	Three Months Ended	Year Ended
	January 31, 2011	January 31, 2011

Retail	3.4%	2.2%

Office	0.2%	2.1%

Residential	(0.8%)	2.7%

Hotel	(13.4%)	(3.9%)

Total	1.1%	2.1%
The tables below provide the percentage change of Comparable Net Operating Income (NOI) as reported in previous quarters. GAAP reconciliations for previous quarters can be found in prior supplemental packages.
Quarterly Historical Trends

	Three Months Ended
	January 31, 2011	October 31, 2010	July 31, 2010	April 30, 2010	January 31, 2010

Retail	3.4%	4.1%	3.2%	(1.5%)	(3.9%)

Office	0.2%	2.2%	1.6%	0.8%	4.3%

Residential	(0.8%)	4.8%	3.8%	2.8%	(2.7%)

Hotel	(13.4%)	(20.3%)	7.9%	52.6%	(1.1%)

Total	1.1%	2.7%	2.9%	0.6%	(0.5%)

Annual Historical Trends

	Year Ended
	January 31, 2011	January 31, 2010	January 31, 2009

Retail	2.2%	(3.9%)	0.3%

Office	2.1%	5.4%	1.2%

Residential	2.7%	(2.8%)	0.2%

Hotel	(3.9%)	(9.9%)	(4.9%)

Total	2.1%	(0.8%)	0.4%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Three Months Ended January 31, 2011					Three Months Ended January 31, 2010					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$59,702	$2,913	$5,438	$-	$62,227	$57,364	$2,658	$5,464	$-	$60,170	4.1%	3.4%

Total	59,073	2,915	8,036	1,132	65,326	59,927	2,611	5,581	2,111	65,008

Office Buildings
Comparable	57,638	2,382	1,537	-	56,793	57,833	2,685	1,506	-	56,654	(0.3%)	0.2%

Total	64,886	6,125	118	-	58,879	65,248	2,608	1,506	-	64,146

Hotels
Comparable	1,788	-	553	-	2,341	2,140	-	564	-	2,704	(16.4%)	(13.4%)

Total	1,788	-	553	-	2,341	2,140	-	564	-	2,704

Earnings from Commercial Land Sales	282	-	-	-	282	(144)	-	-	-	(144)

Other (1)	3,361	(26)	1,966	-	5,353	4,159	423	(1,052)	-	2,684

Total Commercial Group
Comparable	119,128	5,295	7,528	-	121,361	117,337	5,343	7,534	-	119,528	1.5%	1.5%

Total	129,390	9,014	10,673	1,132	132,181	131,330	5,642	6,599	2,111	134,398

Residential Group
Apartments
Comparable	25,346	543	6,606	-	31,409	25,729	468	6,389	-	31,650	(1.5%)	(0.8%)

Total	29,441	2,315	8,447	-	35,573	38,714	860	8,706	672	47,232

Military Housing
Comparable	-	-	-	-	-	-	-	-	-	-

Total	7,142	-	378	-	7,520	8,522	(451)	311	-	9,284

Other (1)	(2,818)	170	(191)	-	(3,179)	4,805	(11)	-	-	4,816

Total Residential Group
Comparable	25,346	543	6,606	-	31,409	25,729	468	6,389	-	31,650	(1.5%)	(0.8%)

Total	33,765	2,485	8,634	-	39,914	52,041	398	9,017	672	61,332

Total Rental Properties
Comparable	144,474	5,838	14,134	-	152,770	143,066	5,811	13,923	-	151,178	1.0%	1.1%

Total	163,155	11,499	19,307	1,132	172,095	183,371	6,040	15,616	2,783	195,730

Land Development Group	2,941	384	136	-	2,693	365	244	(323)	-	(202)

The Nets
Operations	(312)	-	-	-	(312)	(13,648)	-	2,616	-	(11,032)
Gain on disposition of partial interest	-	-	-	-	-	-	-	-	-	-

Total	(312)	-	-	-	(312)	(13,648)	-	2,616	-	(11,032)

Corporate Activities	(18,004)	-	-	-	(18,004)	(9,466)	-	-	-	(9,466)

Grand Total	$147,780	$11,883	$19,443	$1,132	$156,472	$160,622	$6,284	$17,909	$2,783	$175,030

(1)
Includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income. Write-offs of abandoned development projects for the three months ended January 31, 2011 were $7,378 at both full and pro-rata consolidation compared to $5,490 for the three months ended January 31, 2010 at both full and pro-rata consolidation.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Year Ended January 31, 2011					Year Ended January 31, 2010					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$236,459	$11,366	$21,643	$-	$246,736	$229,780	$10,448	$22,055	$-	$241,387	2.9%	2.2%

Total	250,055	11,379	24,738	8,894	272,308	241,481	11,351	22,350	10,641	263,121

Office Buildings
Comparable	235,545	10,496	15,297	-	240,346	238,106	10,407	7,782	-	235,481	(1.1%)	2.1%

Total	259,111	20,508	9,950	-	248,553	257,147	10,446	7,782	-	254,483

Hotels
Comparable	11,501	-	1,480	-	12,981	11,997	-	1,510	-	13,507	(4.1%)	(3.9%)

Total	11,501	-	1,480	-	12,981	11,997	-	1,510	-	13,507

Earnings from Commercial Land Sales	4,652	14	-	-	4,638	5,416	476	-	-	4,940

Other (1)	(3,547)	(762)	7,132	-	4,347	(6,677)	946	(2,561)	(677)	(10,861)

Total Commercial Group
Comparable	483,505	21,862	38,420	-	500,063	479,883	20,855	31,347	-	490,375	0.8%	2.0%

Total	521,772	31,139	43,300	8,894	542,827	509,364	23,219	29,081	9,964	525,190

Residential Group
Apartments
Comparable	96,723	2,504	27,043	-	121,262	99,151	2,042	20,969	-	118,078	(2.4%)	2.7%

Total	113,883	4,371	31,898	900	142,310	128,316	3,749	29,611	7,265	161,443

Military Housing
Comparable	-	-	-	-	-	-	-	-	-	-

Total	26,966	(37)	1,503	-	28,506	37,424	(303)	1,044	-	38,771

Other (1)	(3,515)	87	238	-	(3,364)	(16,817)	(18)	231	-	(16,568)

Total Residential Group
Comparable	96,723	2,504	27,043	-	121,262	99,151	2,042	20,969	-	118,078	(2.4%)	2.7%

Total	137,334	4,421	33,639	900	167,452	148,923	3,428	30,886	7,265	183,646

Total Rental Properties
Comparable	580,228	24,366	65,463	-	621,325	579,034	22,897	52,316	-	608,453	0.2%	2.1%

Total	659,106	35,560	76,939	9,794	710,279	658,287	26,647	59,967	17,229	708,836

Land Development Group	5,278	732	339	-	4,885	2,007	421	(1,925)	-	(339)

The Nets
Operations	(18,318)	(6,243)	1,146	-	(10,929)	(43,489)	-	8,064	-	(35,425)
Gain on disposition of partial interest	55,112	23,675	-	-	31,437	-	-	-	-	-

Total	36,794	17,432	1,146	-	20,508	(43,489)	-	8,064	-	(35,425)

Corporate Activities	(48,357)	-	-	-	(48,357)	(41,321)	-	-	-	(41,321)

Grand Total	$652,821	$53,724	$78,424	$9,794	$687,315	$575,484	$27,068	$66,106	$17,229	$631,751

(1)
Includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income. Write-offs of abandoned development projects for the year ended January 31, 2011 were $8,056 at full consolidation and $10,613 at pro-rata consolidation compared to $26,888 for the year ended January 31, 2010 at both full and pro-rata consolidation.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Net Operating Income by Product Type
Pro-Rata Consolidation (dollars in thousands)
Year Ended January 31, 2011

NOI by Product Type:	$714,181
The Nets
Operations	(10,929)
Gain on disposition of partial interest	31,437

Total Nets	20,508

Corporate Activities	(48,357)

Other (1)	983

Grand Total NOI	$687,315

Year Ended January 31, 2010

NOI by Product Type:	$735,926
The Nets
Operations	(35,425)
Gain on disposition of partial interest	-

Total Nets	(35,425)

Corporate Activities	(41,321)

Other (1)	(27,429)

Grand Total NOI	$631,751

(1)	Includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Net Operating Income by Core Market
Pro-Rata Consolidation (dollars in thousands)
Year Ended January 31, 2011

NOI by Market:	$714,181
The Nets
Operations	(10,929)
Gain on disposition of partial interest	31,437

Total Nets	20,508

Corporate Activities	(48,357)

Other (1)	983

Grand Total NOI	$687,315

Year Ended January 31, 2010

NOI by Market:	$735,926
The Nets
Operations	(35,425)
Gain on disposition of partial interest	-

Total Nets	(35,425)

Corporate Activities	(41,321)

Other (1)	(27,429)

Grand Total NOI	$631,751

(1)	Includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (Loss) (GAAP) (in thousands)

	Three Months Ended January 31, 2011					Three Months Ended January 31, 2010
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$297,790	$19,007	$80,167	$2,170	$361,120	$318,530	$12,655	$70,909	$5,727	$382,511
Exclude straight-line rent adjustment (1)	(9,015)	-	-	(144)	(9,159)	(5,107)	-	-	(176)	(5,283)

Adjusted revenues	288,775	19,007	80,167	2,026	351,961	313,423	12,655	70,909	5,551	377,228
Add interest and other income	17,862	611	381	(1)	17,631	30,080	175	20,910	1	50,816
Add equity in earnings (loss) of unconsolidated entities, including impairment	(12,742)	1,719	14,081	-	(380)	30,087	5	(30,338)	-	(256)
Exclude gain on disposition of unconsolidated entities	(15,633)	-	15,633	-	-	(45,263)	-	45,263	-	-
Exclude impairment of unconsolidated real estate	35,714	-	(35,714)	-	-	1,693	-	(1,693)	-	-
Exclude depreciation and amortization of unconsolidated entities (see below)	15,851	-	(15,851)	-	-	13,293	-	(13,293)	-	-

Adjusted total income	329,827	21,337	58,697	2,025	369,212	343,313	12,835	91,758	5,552	427,788

Operating expenses	182,787	9,454	39,254	893	213,480	181,762	6,551	71,105	2,769	249,085
Add back non-Real Estate depreciation and amortization (b)	1,091	-	-	-	1,091	3,108	-	2,583	-	5,691
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	-	-	-	-	-	-	-	161	-	161
Exclude straight-line rent adjustment (2)	(1,246)	-	-	-	(1,246)	(1,594)	-	-	-	(1,594)
Exclude preference payment	(585)	-	-	-	(585)	(585)	-	-	-	(585)

Adjusted operating expenses	182,047	9,454	39,254	893	212,740	182,691	6,551	73,849	2,769	252,758

Net operating income	147,780	11,883	19,443	1,132	156,472	160,622	6,284	17,909	2,783	175,030
Interest expense	(71,105)	(3,682)	(22,228)	(765)	(90,416)	(90,089)	(3,925)	(16,955)	(1,743)	(104,862)
Gain (loss) on early extinguishment of debt	(31,688)	-	2,785	-	(28,903)	(1,396)	-	(954)	-	(2,350)
Equity in earnings (loss) of unconsolidated entities, including impairment	12,742	(1,719)	(14,081)	-	380	(30,087)	(5)	30,338	-	256
Gain on disposition of unconsolidated entities	15,633	-	-	-	15,633	45,263	-	-	-	45,263
Impairment of unconsolidated real estate	(35,714)	-	-	-	(35,714)	(1,693)	-	-	-	(1,693)
Depreciation and amortization of unconsolidated entities (see above)	(15,851)	-	15,851	-	-	(13,293)	-	13,293	-	-
Net gain on disposition of rental properties and partial interests in rental properties	-	-	-	46,527	46,527	-	-	-	1,172	1,172
Impairment of consolidated real estate	-	-	-	-	-	(5,783)	-	-	(17,619)	(23,402)
Depreciation and amortization - Real Estate Groups (a)	(60,308)	(2,344)	(15,237)	(178)	(73,379)	(62,803)	(1,717)	(12,654)	(1,693)	(75,433)
Amortization of mortgage procurement costs - Real Estate Groups (c)	(3,418)	(422)	(614)	(7)	(3,617)	(3,255)	(117)	(639)	(73)	(3,850)
Straight-line rent adjustment (1) + (2)	7,769	-	-	144	7,913	3,513	-	-	176	3,689
Preference payment	(585)	-	-	-	(585)	(585)	-	-	-	(585)

Earnings (loss) before income taxes	(34,745)	3,716	(14,081)	46,853	(5,689)	414	520	30,338	(16,997)	13,235
Income tax provision	23,231	-	-	(18,995)	4,236	(13,369)	-	-	6,591	(6,778)
Equity in earnings (loss) of unconsolidated entities, including impairment	(12,742)	1,719	14,081	-	(380)	30,087	5	(30,338)	-	(256)

Earnings (loss) from continuing operations	(24,256)	5,435	-	27,858	(1,833)	17,132	525	-	(10,406)	6,201
Discontinued operations, net of tax	27,858	-	-	(27,858)	-	(10,520)	(114)	-	10,406	-

Net earnings	3,602	5,435	-	-	(1,833)	6,612	411	-	-	6,201
Noncontrolling interests
Earnings from continuing operations attributable to noncontrolling interests	(5,435)	(5,435)	-	-	-	(525)	(525)	-	-	-
Earnings from discontinued operations attributable to noncontrolling interests	-	-	-	-	-	114	114	-	-	-

Noncontrolling interests	(5,435)	(5,435)	-	-	-	(411)	(411)	-	-	-

Net earnings attributable to Forest City Enterpirses, Inc.	$(1,833)	$-	$-	$-	$(1,833)	$6,201	$-	$-	$-	$6,201

Preferred dividends	(3,850)	-	-	-	(3,850)	-	-	-	-	-

Net earnings attributable to Forest City Enterpirses, Inc. common shareholders	$(5,683)	$-	$-	$-	$(5,683)	$6,201	$-	$-	$-	$6,201

(a) Depreciation and amortization - Real Estate Groups	$60,308	$2,344	$15,237	$178	$73,379	$62,803	$1,717	$12,654	$1,693	$75,433
(b) Depreciation and amortization - Non-Real Estate	1,091	-	-	-	1,091	3,108	-	2,583	-	5,691

Total depreciation and amortization	$61,399	$2,344	$15,237	$178	$74,470	$65,911	$1,717	$15,237	$1,693	$81,124

(c) Amortization of mortgage procurement costs - Real Estate Groups	$3,418	$422	$614	$7	$3,617	$3,255	$117	$639	$73	$3,850
(d) Amortization of mortgage procurement costs - Non-Real Estate	-	-	-	-	-	-	-	161	-	161

Total amortization of mortgage procurement costs	$3,418	$422	$614	$7	$3,617	$3,255	$117	$800	$73	$4,011

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (Loss) (GAAP) (in thousands) (continued)

	Year Ended January 31, 2011					Year Ended January 31, 2010
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$1,177,661	$68,419	$316,900	$17,848	$1,443,990	$1,232,013	$50,432	$303,029	$30,378	$1,514,988
Exclude straight-line rent adjustment (1)	(22,883)	-	-	(609)	(23,492)	(18,824)	-	-	(869)	(19,693)

Adjusted revenues	1,154,778	68,419	316,900	17,239	1,420,498	1,213,189	50,432	303,029	29,509	1,495,295
Add interest and other income	52,826	2,635	15,666	6	65,863	53,999	718	54,476	6	107,763
Add gain on disposition of partial interests in other investment - Nets	55,112	23,675	-	-	31,437	-	-	-	-	-
Add equity in earnings (loss) of unconsolidated entities, including impairment	(30,194)	(4,613)	19,507	-	(6,074)	(15,053)	(76)	15,769	-	792
Exclude gain on disposition of unconsolidated entities	(23,461)	-	23,461	-	-	(49,761)	-	49,761	-	-
Exclude impairment of unconsolidated real estate	72,459	-	(72,459)	-	-	36,356	-	(36,356)	-	-
Exclude depreciation and amortization of unconsolidated entities (see below)	54,439	-	(54,439)	-	-	45,994	-	(45,994)	-	-

Adjusted total income	1,335,959	90,116	248,636	17,245	1,511,724	1,284,724	51,074	340,685	29,515	1,603,850

Operating expenses	685,783	36,392	169,265	7,451	826,107	704,552	24,006	259,085	12,286	951,917
Add back non-Real Estate depreciation and amortization (b)	5,028	-	878	-	5,906	13,480	-	14,931	-	28,411
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	-	-	69	-	69	-	-	563	-	563
Exclude straight-line rent adjustment (2)	(5,332)	-	-	-	(5,332)	(6,451)	-	-	-	(6,451)
Exclude preference payment	(2,341)	-	-	-	(2,341)	(2,341)	-	-	-	(2,341)

Adjusted operating expenses	683,138	36,392	170,212	7,451	824,409	709,240	24,006	274,579	12,286	972,099

Net operating income	652,821	53,724	78,424	9,794	687,315	575,484	27,068	66,106	17,229	631,751
Interest expense	(315,340)	(18,690)	(81,184)	(5,824)	(383,658)	(343,146)	(14,739)	(66,850)	(9,286)	(404,543)
Gain (loss) on early extinguishment of debt	(21,035)	247	2,760	-	(18,522)	36,569	-	744	-	37,313
Equity in earnings (loss) of unconsolidated entities, including impairment	30,194	4,613	(19,507)	-	6,074	15,053	76	(15,769)	-	(792)
Gain on disposition of unconsolidated entities	23,461	-	-	-	23,461	49,761	-	-	-	49,761
Impairment of unconsolidated real estate	(72,459)	-	-	-	(72,459)	(36,356)	-	-	-	(36,356)
Depreciation and amortization of unconsolidated entities (see above)	(54,439)	-	54,439	-	-	(45,994)	-	45,994	-	-
Net gain on disposition of rental properties and partial interests in rental properties	202,878	-	-	47,092	249,970	-	-	-	5,720	5,720
Impairment of consolidated real estate	(6,803)	(1,526)	-	(79,603)	(84,880)	(8,907)	-	-	(27,394)	(36,301)
Depreciation and amortization - Real Estate Groups (a)	(238,819)	(9,267)	(52,194)	(4,296)	(286,042)	(246,743)	(5,037)	(43,868)	(8,295)	(293,869)
Amortization of mortgage procurement costs - Real Estate Groups (c)	(13,487)	(1,514)	(2,245)	(123)	(14,341)	(13,709)	(565)	(2,126)	(313)	(15,583)
Straight-line rent adjustment (1) + (2)	17,551	-	-	609	18,160	12,373	-	-	869	13,242
Preference payment	(2,341)	-	-	-	(2,341)	(2,341)	-	-	-	(2,341)

Earnings (loss) before income taxes	202,182	27,587	(19,507)	(32,351)	122,737	(7,956)	6,803	(15,769)	(21,470)	(51,998)
Income tax provision	(69,720)	-	-	11,717	(58,003)	12,229	-	-	8,326	20,555
Equity in earnings (loss) of unconsolidated entities, including impairment	(30,194)	(4,613)	19,507	-	(6,074)	(15,053)	(76)	15,769	-	792

Earnings (loss) from continuing operations	102,268	22,974	-	(20,634)	58,660	(10,780)	6,727	-	(13,144)	(30,651)
Discontinued operations, net of tax	(16,258)	4,376	-	20,634	-	(13,261)	(117)	-	13,144	-

Net earnings (loss)	86,010	27,350	-	-	58,660	(24,041)	6,610	-	-	(30,651)
Noncontrolling interests
Earnings from continuing operations attributable to noncontrolling interests	(22,974)	(22,974)	-	-	-	(6,727)	(6,727)	-	-	-
Earnings from discontinued operations attributable to noncontrolling interests	(4,376)	(4,376)	-	-	-	117	117	-	-	-

Noncontrolling interests	(27,350)	(27,350)	-	-	-	(6,610)	(6,610)	-	-	-

Net earnings (loss) attributable to Forest City Enterpirses, Inc.	$58,660	$-	$-	$-	$58,660	$(30,651)	$-	$-	$-	$(30,651)

Preferred dividends	(11,807)	-	-	-	(11,807)	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterpirses, Inc. common shareholders	$46,853	$-	$-	$-	$46,853	$(30,651)	$-	$-	$-	$(30,651)

(a) Depreciation and amortization - Real Estate Groups	$238,819	$9,267	$52,194	$4,296	$286,042	$246,743	$5,037	$43,868	$8,295	$293,869
(b) Depreciation and amortization - Non-Real Estate	5,028	-	878	-	5,906	13,480	-	14,931	-	28,411

Total depreciation and amortization	$243,847	$9,267	$53,072	$4,296	$291,948	$260,223	$5,037	$58,799	$8,295	$322,280

(c) Amortization of mortgage procurement costs - Real Estate Groups	$13,487	$1,514	$2,245	$123	$14,341	$13,709	$565	$2,126	$313	$15,583
(d) Amortization of mortgage procurement costs - Non-Real Estate	-	-	69	-	69	-	-	563	-	563

Total amortization of mortgage procurement costs	$13,487	$1,514	$2,314	$123	$14,410	$13,709	$565	$2,689	$313	$16,146

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial and Operating Information
Results of Operations
Net Earnings (Loss) Attributable to Forest City Enterprises, Inc. – Net earnings attributable to Forest City Enterprises, Inc. for the year ended January 31, 2011 was $58,660,000 versus a net loss of $(30,651,000) for the year ended January 31, 2010. Although we have substantial recurring revenue sources from our properties, we also enter into significant transactions, which could create substantial variances in net earnings (loss) between periods. This variance to the prior year is primarily attributable to the following increases, which are net of tax and noncontrolling interest:
•
$107,859,000 ($176,192,000, pre-tax) related to the 2010 gain on disposition of partial interest in seven mixed-use University Park life science properties in Cambridge, Massachusetts, related to the formation of a new joint venture with an outside partner;

•
$24,496,000 ($41,372,000, pre-tax) related to the overall increased net gains on disposition included in discontinued operations in 2010 as compared to 2009. The dispositions in 2010 include Simi Valley Town Center, a regional mall in Simi Valley, California, Saddle Rock Village, a specialty retail center in Aurora, Colorado, 101 San Fernando, an apartment community in San Jose, California, and an investment in a triple net lease property located in Pueblo, Colorado. The dispositions in 2009 include Grand Avenue, a specialty retail center in Queens, New York and a deferred gain related to the sale of our Lumber Group strategic business unit;

•	$19,245,000 ($31,437,000, pre-tax) related to the 2010 gain on disposition of partial interest in The Nets;

•	$19,080,000 ($31,414,000, pre-tax) related to a 2010 decrease in allocated losses from our equity investment in The Nets;

•
$17,731,000 ($29,342,000, pre-tax) related to the 2010 gain on disposition of partial interest in The Grand, Lenox Club and Lenox Park, apartment communities in North Bethesda, Maryland, Arlington, Virginia and Silver Spring, Maryland, respectively, related to the formation of a new joint venture with an outside partner;

•	$10,088,000 ($16,479,000, pre-tax, which includes $2,741,000 for unconsolidated entities) of decreased write-offs of abandoned development projects in 2010 compared to 2009;

•	$2,448,000 ($3,998,000, pre-tax) related to the 2009 participation payment on the refinancing of 45/75 Sidney, office buildings in Cambridge, Massachusetts, that did not recur; and

•	$2,078,000 ($3,395,000, pre-tax) of decreased company-wide severance and outplacement costs in 2010 compared to 2009.
These increases were partially offset by the following decreases, net of tax and noncontrolling interests:
•	$51,840,000 ($84,682,000, pre-tax) related to the 2010 increase in impairment charges of consolidated (including discontinued properties) and unconsolidated entities;

•	$19,797,000 ($32,339,000, pre-tax, which includes $2,016,000 for unconsolidated entities) primarily related to decreased gains on early extinguishment of debt in 2010 when compared to 2009;

•
$14,384,000 ($23,496,000, pre-tax) related to the 2010 loss on early extinguishment of debt on the exchange of a portion of our Convertible Senior Notes due 2016 for Class A common stock offset by the 2010 gain on early extinguishment of debt on the exchange of a portion of our Senior Notes due 2011, 2015 and 2017 for a new issue of Series A preferred stock and purchase of a portion of our Senior Notes due 2011 and 2017;

•
$16,100,000 ($26,300,000, pre-tax) related to the overall decreased net gains on disposition of unconsolidated investments in 2010 as compared to 2009. The dispositions in 2010 primarily include Millender Center, a mixed-use property in Detroit, Michigan, and Woodbridge Crossing, a specialty retail center in Woodbridge, New Jersey. The dispositions in 2009 include Classic Residence by Hyatt properties, supported-living apartments in Teaneck, New Jersey, Chevy Chase, Maryland and Yonkers, New York, Clarkwood and Granada Gardens, apartment communities in Warrensville Heights, Ohio, and Boulevard Towers, an apartment community in Amherst, New York;

•
$4,716,000 ($7,703,000, pre-tax, which includes $2,523,000 for unconsolidated entities) related to a 2009 reinstatement by the United States Department of Housing and Urban Development (“HUD”) of certain replacement reserves previously written off at four of our residential properties located in Michigan;

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial and Operating Information
•
$6,406,000 ($9,131,000, pre-tax) primarily related to military housing fee income from the management and development of military housing units in Hawaii, Illinois, Washington and Colorado in 2010 compared to 2009;

•
$2,203,000 ($3,599,000, pre-tax) related to a gain recognized in 2009 for insurance proceeds received related to fire damage of an apartment building in excess of the book value of the damaged asset that did not recur;

•
$1,626,000 ($2,656,000, pre-tax) related to transaction costs expensed during 2010 that were incurred in connection with a potential partial disposition in certain rental properties that did not occur; and

•	$1,467,000 ($2,396,000, pre-tax) related to the 2009 net gain on an industrial land sale at Mesa del Sol in Albuquerque, New Mexico.
Net Operating Income (NOI) from Real Estate Groups – NOI, a non-GAAP measure, is defined as revenues (excluding straight-line rent adjustments) less operating expenses (including depreciation and amortization and amortization of mortgage procurement costs for non-real estate groups) plus interest income plus equity in earnings (loss) of unconsolidated entities (excluding gain on disposition and impairment of unconsolidated entities) plus depreciation and amortization of unconsolidated entities. We believe NOI provides us, as well as our investors, additional information about our core business operations and, along with earnings, is necessary to understand our business and operating results.
Full Consolidation – Under the full consolidation method (GAAP), NOI from the combination of the Commercial Group and the Residential Group (“Rental Properties”) for the three months ended January 31, 2011 was $163,155,000 compared to $183,371,000 for the three months ended January 31, 2010, an 11.0% decrease. NOI for the year ended January 31, 2011 was $659,106,000 compared to $658,287,000 for the year ended January 31, 2010, a 0.1% increase. A reconciliation of NOI to the most comparable GAAP measure, net earnings (loss), is presented on pages 18-19. A reconciliation of NOI to net earnings (loss) for each strategic business unit can be found on pages 52-63.
Pro-Rata Consolidation – Management also analyzes property NOI using the pro-rata consolidation method because it provides operating data at our ownership share, and we publicly disclose and discuss our performance using this method of consolidation to complement our GAAP disclosures. Under the pro-rata consolidation method, NOI from Rental Properties for the three months ended January 31, 2011 was $172,095,000 compared to $195,730,000 for the three months ended January 31, 2010, a 12.1% decrease. NOI for the year ended January 31, 2011 was $710,279,000 compared to $708,836,000 for the year ended January 31, 2010, a 0.2% increase.
Comparable NOI increased 1.1% for the three months ended January 31, 2011 compared to the prior year. Retail and office comparable NOI increased 3.4% and 0.2%, respectively, while hotel comparable NOI decreased 13.4% and our residential portfolio decreased 0.8%. Comparable NOI increased 2.1% for the year ended January 31, 2011 compared to the prior year. Retail and office comparable NOI increased 2.2% and 2.1%, respectively, while hotel comparable NOI decreased 3.9% and our residential portfolio increased 2.7%.
Stabilized Pro-rata NOI – Including the expected NOI for the twelve months following stabilization for the properties that were opened, expanded or acquired through January 31, 2011, less the actual annual NOI of property disposals through January 31, 2011, NOI for Rental Properties would be approximately $747,084,000 for the year ended January 31, 2011. This amount includes Commercial Group land sales of $4,638,000 and income recognition on the sale of state and federal historic rehabilitation and new market tax credits of $31,979,000, military housing income of $28,506,000 and development project write-offs of $10,613,000.
EBDT - We use an additional measure, along with net earnings, to report our operating results. This non-GAAP measure, referred to as EBDT, is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.
We believe that EBDT provides additional information about our core operations and, along with net earnings, is necessary to understand our operating results. EBDT is used by the chief operating decision maker and management in assessing operating performance and to consider capital requirements and allocation of resources by segment and on a consolidated basis. We believe EBDT is important to investors because it provides another method for the investor to measure our long-term operating performance as net earnings can vary from year to year due to property dispositions, acquisitions and other factors that have a short-term impact.
EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of rental properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash charges for real estate depreciation, amortization, amortization of mortgage procurement costs and deferred income taxes; iv) preferred payment which is classified as noncontrolling interest expense on our Consolidated Statement of Operations; v) impairment of real estate (net of tax); vi) extraordinary items (net of tax); and vii) cumulative or

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial and Operating Information
retrospective effect of change in accounting principle (net of tax). Unlike the real estate segments, EBDT for the Nets segment equals net earnings.
EBDT is reconciled to net earnings (loss), the most comparable financial measure calculated in accordance with GAAP, on page 25. The adjustment to recognize rental revenues and rental expenses on the straight-line method is excluded because it is management’s opinion that rental revenues and expenses should be recognized when due from the tenants or due to the landlord. We exclude depreciation and amortization expense related to real estate operations from EBDT because we believe the values of our properties, in general, have appreciated over time in excess of their original cost. Deferred taxes from real estate operations, which are the result of timing differences of certain net expense items deducted in a future year for federal income tax purposes, are excluded until the year in which they are reflected in our current tax provision. The impairment of real estate is excluded from EBDT because it varies from year to year based on factors unrelated to our overall financial performance and is related to the ultimate gain on dispositions of operating properties. Our EBDT may not be directly comparable to similarly-titled measures reported by other companies.
Our EBDT for the three months ended January 31, 2011 decreased by $35,258,000 or 45.0% to $43,149,000 from $78,407,000 for the three months ended January 31, 2010. Our Commercial and Residential Segments combined provided a pre-tax EBDT decrease of $11,511,000. This is primarily the result of decreased income recognized on the sale of state and federal Historic Preservation, Brownfield and New Market tax credits of $12,077,000, the 2009 income from Housing and Urban Development (HUD) replacement reserve of $10,996,000 and reduced EBDT from properties sold of $6,196,000. These decreases in the portfolio were partially offset by hedging and other financial income of $8,425,000, the increased gain on early extinguishment of nonrecourse mortgage debt of $5,135,000 and the ramp up of new properties of $2,961,000.
Our Land Segment provided a pre-tax EBDT increase of $2,113,000, primarily due to increased sales.
The Nets provided a pre-tax EBDT increase of $13,336,000 due to the decrease in our allocated losses.
Corporate pre-tax EBDT decreased $34,603,000. This pre-tax EBDT decrease includes a loss on early extinguishment of debt of $31,689,000 primarily related to the exchange of a portion of our 2016 Senior Notes for Class A common stock and $4,000,000 related to a liability claim that we may be able to recoup in the future, partially offset by decreased interest expense of $5,624,000.
EBDT was unfavorably impacted by a smaller tax benefit of $4,593,000 compared to prior year.
Our EBDT for the year ended January 31, 2011 increased by $8,769,000 or 2.9% to $309,875,000 from $301,106,000 for the year ended January 31, 2010. Our Commercial and Residential Segments combined provided a pre-tax EBDT decrease of $16,654,000. This is primarily the result of reduced EBDT from properties sold of $24,232,000, reduced gain on early extinguishment of nonrecourse mortgage debt of $16,316,000 primarily due to fewer opportunities to buy back nonrecourse mortgage debt at a discount, decreased income from Housing and Urban Development (HUD) replacement reserve of $7,703,000, the decrease in military housing of $10,697,000 and increased interest expense on our mature portfolio of $10,665,000. These decreases in the portfolio were partially offset by decreased write-offs of abandoned development projects of $16,275,000, increased NOI on our mature portfolio of $12,872,000, the ramp up of new properties of $12,019,000, hedging and other financial income of $6,405,000 and the 2009 participation payment on the refinancing of 45/75 Sidney that did not recur of $3,998,000.
Our Land Segment provided a pre-tax EBDT decrease of $7,375,000, primarily due to the 2009 gain on early extinguishment of nonrecourse mortgage debt of $11,340,000 primarily from debt forgiveness at Gladden Farms which did not recur in 2010, partially offset by increased sales.
The Nets provided a pre-tax EBDT increase of $62,851,000, primarily due to the gain on disposition of partial interest of $31,437,000 and decreased losses of $31,414,000 due to a decrease in our share of allocated losses as a result of the new operating agreements amongst the partners upon sale of the controlling interest of the team on May 12, 2010.
Corporate pre-tax EBDT decreased $18,208,000. This pre-tax EBDT decrease includes a loss on early extinguishment of debt of $28,179,000 primarily related to the exchange of a portion of our 2016 Senior Notes for Class A common stock offset by gains related to the exchange of a portion of our 2011, 2015 and 2017 Senior Notes for preferred stock and $4,000,000 related to a liability claim that we may be able to recoup in the future. This decrease is partially offset by decreased interest expense of $17,007,000, primarily as a result of the reduction in the strike rate for corporate interest rate swaps and the retirement of Senior Notes in exchange for preferred stock.
EBDT was unfavorably impacted by a smaller tax benefit of $11,845,000 compared to prior year.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Summary of EBDT - The information in the following tables present amounts for both full consolidation and pro-rata consolidation, providing a reconciliation of the difference between the two methods, as well as a reconciliation from NOI to EBDT to net earnings (loss). Under the pro-rata consolidation method, we present our partnership investments proportionate to our pro-rata share for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed under our control or if we are deemed to be the primary beneficiary for investments in VIEs, or on the equity method of accounting if we do not have control or are not the primary beneficiary for investments in VIEs.
Reconciliation of Net Earnings (Loss) to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT)

	Three Months Ended January 31,		Year Ended January 31,
	2011	2010	2011	2010
	(in thousands)		(in thousands)
Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(1,833)	$6,201	$58,660	$(30,651)
Depreciation and amortization – Real Estate Groups (4)	73,379	75,433	286,042	293,869
Amortization of mortgage procurement costs – Real Estate Groups (4)	3,617	3,850	14,341	15,583
Deferred income tax expense – Real Estate Groups (5)	(8,772)	(10,558)	36,432	(12,852)

Deferred income tax expense – Non-Real Estate Groups (5)
Gain on disposition of other investments	-	454	-	454

Current income tax expense on non-operating earnings: (5)
Net gain on disposition of partial interests in rental properties	5,037	-	37,483	-
Gain on disposition included in discontinued operations	5,000	-	4,902	754
Gain on disposition of unconsolidated entities	495	27,471	3,926	27,674

Straight-line rent adjustment (2)	(7,913)	(3,689)	(18,160)	(13,242)
Preference payment (3)	585	585	2,341	2,341
Impairment of consolidated real estate, net of minority interest	-	5,783	5,277	8,907
Impairment of unconsolidated real estate	35,714	1,693	72,459	36,356
Net gain on disposition of partial interests in rental properties	-	-	(202,878)	-
Gain on disposition of unconsolidated entities	(15,633)	(45,263)	(23,461)	(49,761)
Discontinued operations: (1)
Gain on disposition of rental properties	(46,527)	(1,172)	(51,303)	(5,720)
Impairment of real estate	-	17,619	79,603	27,394
Noncontrolling interest – Gain on disposition	-	-	4,211	-

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT)	$43,149	$78,407	$309,875	$301,106

EBDT Per Share
Numerator (in thousands):
EBDT	$43,149	$78,407	$309,875	$301,106
If-Converted Method (Pro forma numerator adjustment for interest, net of tax):
3.625% Puttable Senior Notes due 2014	1,110	1,110	4,438	1,418
5% Puttable Senior Notes due 2016	1,521	1,531	6,113	1,633

EBDT for per share data	$45,780	$81,048	$320,426	$304,157

Denominator
Weighted average shares outstanding – Basic	155,643,554	155,324,478	155,485,243	139,825,349
Effect of stock options and restricted stock	803,779	349,428	550,730	148,889
Effect of convertible preferred stock	14,550,257	-	13,115,165	-
Effect of convertible debt	28,047,083	28,133,038	28,111,373	8,269,550
Effect of convertible Class A Common Units	3,646,755	3,646,755	3,646,755	3,646,755

Weighted average shares outstanding – Diluted	202,691,428	187,453,699	200,909,266	151,890,543

EBDT Per Share	$0.23	$0.43	$1.59	$2.00

EBDT Per Share
Quarterly Historical Trends	Three Months Ended
	January 31, 2011	October 31, 2010	July 31, 2010	April 30, 2010	January 31, 2010

Numerator (in thousands):

EBDT	$43,149	$90,699	$105,560	$70,467	$78,407
If-Converted Method (Pro forma numerator adjustment for interest, net of tax):
3.625% Puttable Senior Notes due 2014	1,110	1,110	1,110	1,110	1,110
5% Puttable Senior Notes due 2016	1,521	1,530	1,530	1,530	1,531

EBDT for per share data	$45,780	$93,339	$108,200	$73,107	$81,048

Denominator
Weighted average shares outstanding – Basic	155,643,554	155,484,451	155,456,575	155,352,050	155,324,478
Effect of stock options and restricted stock	803,779	462,812	442,299	494,029	349,428
Effect of convertible preferred stock	14,550,257	14,550,257	14,550,257	8,664,761	-
Effect of convertible debt	28,047,083	28,133,038	28,133,038	28,133,038	28,133,038
Effect of convertible Class A Common Units	3,646,755	3,646,755	3,646,755	3,646,755	3,646,755

Weighted average shares outstanding – Diluted	202,691,428	202,277,313	202,228,924	196,290,633	187,453,699

EBDT Per Share	$0.23	$0.46	$0.54	$0.37	$0.43

(1)	All earnings of properties which have been sold or are held for sale are reported as discontinued operations assuming no significant continuing involvement.

(2)
The Company recognizes minimum rents on a straight-line basis over the term of the related lease pursuant to accounting for leases. The straight-line rent adjustment is recorded as an increase or decrease to revenue or operating expense from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., with the applicable offset to either accounts receivable or accounts payable, as appropriate.

(3)
The preference payment represents the respective period’s share of the annual preferred payment in connection with the issuance of Class A Common Units in exchange for Bruce C. Ratner’s noncontrolling interest in the Forest City Ratner Companies portfolio.

(4)	The following table provides detail of depreciation and amortization and amortization of mortgage procurement costs presented in thousands.

	Depreciation and Amortization				Amortization of Mortgage Procurement Costs
	Three Months Ended January 31,		Year Ended January 31,		Three Months Ended January 31,		Year Ended January 31,
	2011	2010	2011	2010	2011	2010	2011	2010

Full Consolidation	$61,399	$65,911	$243,847	$260,223	$3,418	$3,255	$13,487	$13,709
Non-Real Estate	(1,091)	(3,108)	(5,028)	(13,480)	-	-	-	-

Real Estate Groups Full Consolidation	60,308	62,803	238,819	246,743	3,418	3,255	13,487	13,709
Real Estate Groups related to noncontrolling interest	(2,344)	(1,717)	(9,267)	(5,037)	(422)	(117)	(1,514)	(565)
Real Estate Groups Unconsolidated	15,237	12,654	52,194	43,868	614	639	2,245	2,126
Real Estate Groups Discontinued Operations	178	1,693	4,296	8,295	7	73	123	313

Real Estate Groups Pro-Rata Consolidation	$73,379	$75,433	$286,042	$293,869	$3,617	$3,850	$14,341	$15,583

(5)	The following table provides detail of Income Tax Expense (Benefit):

	Three Months Ended January 31,		Year Ended January 31,
	2011	2010	2011	2010
	(in thousands)		(in thousands)

(A) Operating earnings
Current	$(10,900)	$(11,975)	$(41,684)	$(20,680)
Deferred	(3,292)	10,690	55,028	6,707

	(14,192)	(1,285)	13,344	(13,973)

(B) Impairment of consolidated and unconsolidated real estate
Deferred - Consolidated real estate	-	(2,244)	(2,048)	(3,455)
Deferred - Unconsolidated real estate	(14,277)	(656)	(28,527)	(14,100)

	(14,277)	(2,900)	(30,575)	(17,555)

(C) Net gain on disposition of partial interests in rental properties
Current	5,037	-	37,483	-
Deferred	(5,862)	-	40,369	-

	(825)	-	77,852	-

(D) Gain on disposition of unconsolidated entities
Current	495	27,471	3,926	27,674
Deferred	5,568	(9,917)	5,173	(8,375)

	6,063	17,554	9,099	19,299

Subtotal (A) (B) (C) (D)
Current	(5,368)	15,496	(275)	6,994
Deferred	(17,863)	(2,127)	69,995	(19,223)

Income tax expense	(23,231)	13,369	69,720	(12,229)

(E) Discontinued operations
Operating earnings
Current	(378)	(543)	(1,534)	(1,484)
Deferred	503	331	1,595	1,564

	125	(212)	61	80

Gain on disposition of rental properties
Current	5,000	-	4,902	754
Deferred	13,870	-	14,192	1,010

	18,870	-	19,094	1,764

Gain on disposition of Lumber Group
Current	-	-	-	-
Deferred	-	454	-	454

	-	454	-	454

Impairment of real estate
Current	-	-	-	-
Deferred	-	(6,833)	(30,872)	(10,624)

	-	(6,833)	(30,872)	(10,624)

	18,995	(6,591)	(11,717)	(8,326)

Grand Total (A) (B) (C) (D) (E)
Current	(746)	14,953	3,093	6,264
Deferred	(3,490)	(8,175)	54,910	(26,819)

	$(4,236)	$6,778	$58,003	$(20,555)

Recap of Grand Total:
Real Estate Groups
Current	$2,629	$15,766	$23,593	$14,740
Deferred	(8,772)	(10,558)	36,432	(12,852)

	(6,143)	5,208	60,025	1,888

Non-Real Estate Groups
Current	(3,375)	(813)	(20,500)	(8,476)
Deferred	5,282	2,383	18,478	(13,967)

	1,907	1,570	(2,022)	(22,443)

Grand Total	$(4,236)	$6,778	$58,003	$(20,555)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Retail Lease Expirations as of January 31, 2011

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES(3)	LEASED GLA(1)	EXPIRING(2)	BASE RENT	EXPIRING(3)

2011	350	1,070,969	8.52%	$24,738,514	8.65%	$29.04
2012	258	930,162	7.40	21,848,214	7.64	27.80
2013	275	1,043,610	8.31	26,332,340	9.20	28.69
2014	231	1,049,878	8.36	22,275,500	7.79	27.35
2015	192	788,771	6.28	18,859,029	6.59	29.92
2016	212	1,257,730	10.01	35,877,907	12.54	37.40
2017	147	987,314	7.86	21,863,433	7.64	26.22
2018	155	714,949	5.69	17,787,781	6.22	26.52
2019	119	1,019,520	8.11	23,150,575	8.09	24.77
2020	119	893,935	7.12	19,999,278	6.99	29.54
Thereafter	99	2,806,661	22.34	53,338,446	18.65	23.66

Total	2,157	12,563,499	100.00%	$286,071,017	100.00%	$27.79

(1)	GLA = Gross Leasable Area.

(2)
Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at our ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent, amortization of above and below market lease values in-place, and contingent rental payments (which are not reasonably estimable).

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Office Lease Expirations as of January 31, 2011

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES(3)	LEASED GLA(1)	EXPIRING(2)	BASE RENT	EXPIRING(3)

2011	85	478,656	4.11%	$8,844,396	2.94%	$20.21
2012	86	1,223,741	10.52	29,701,130	9.86	30.73
2013	91	1,162,098	9.99	26,689,597	8.86	23.95
2014	51	973,729	8.37	18,379,029	6.10	30.27
2015	40	468,673	4.03	8,406,778	2.79	21.16
2016	33	671,405	5.77	14,680,711	4.87	28.93
2017	25	375,324	3.22	9,143,986	3.04	27.51
2018	20	1,200,707	10.32	33,239,866	11.04	32.01
2019	19	713,614	6.13	13,065,080	4.34	26.12
2020	15	1,061,358	9.12	27,812,703	9.24	32.52
Thereafter	38	3,306,949	28.42	111,205,086	36.92	38.13

Total	503	11,636,254	100.00%	$301,168,362	100.00%	$31.11

(1)	GLA = Gross Leasable Area.

(2)
Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at our ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent, amortization of above and below market lease values in-place, and contingent rental payments (which are not reasonably estimable).

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Retail Tenants as of January 31, 2011

(Based on net base rent 1% or greater of the Company’s ownership share)

	NUMBER	LEASED	PERCENTAGE OF
	OF	SQUARE	TOTAL RETAIL
TENANT	LEASES	FEET	SQUARE FEET

Bass Pro Shops, Inc.	3	510,855	4.07%
Regal Entertainment Group	5	381,461	3.04
AMC Entertainment, Inc.	5	377,797	3.01
TJX Companies	11	347,457	2.77
The Gap	25	321,159	2.56
Dick’s Sporting Goods	6	293,171	2.33
The Home Depot	2	282,000	2.24
The Limited	37	220,357	1.75
Best Buy	6	207,969	1.65
Abercrombie & Fitch Stores, Inc.	25	181,272	1.44
Footlocker, Inc.	34	132,648	1.06
Pathmark Stores, Inc.	2	123,500	0.98

Subtotal	161	3,379,646	26.90

All Others	1,996	9,183,853	73.10

Total	2,157	12,563,499	100.00%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Office Tenants as of January 31, 2011

(Based on net base rent 2% or greater of the Company’s ownership share)

	LEASED	PERCENTAGE OF
	SQUARE	TOTAL OFFICE
TENANT	FEET	SQUARE FEET

City of New York	978,115	8.41%
Millennium Pharmaceuticals, Inc.	660,741	5.68
U.S. Government	614,218	5.28
District of Columbia	553,330	4.76
Morgan Stanley & Co.	444,685	3.82
Wellchoice, Inc.	392,514	3.37
JP Morgan Chase & Co.	383,341	3.29
Forest City Enterprises, Inc. (1)	362,177	3.11
Bank of New York	323,043	2.78
National Grid	254,034	2.18
Clearbridge Advisors, LLC, a Legg Mason Company	193,249	1.66
Covington & Burling, LLP	160,565	1.38
Seyfarth Shaw, LLP	96,909	0.83

Subtotal	5,416,921	46.55

All Others	6,219,333	53.45

Total	11,636,254	100.00%

(1)	All intercompany rental income is eliminated in consolidation.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Openings and Acquisitions as of January 31, 2011

								Cost at FCE
			Date		Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Sq. ft./		Gross
		Dev (D)	Opened /	FCE Legal	FCE % (a)	Consolidation	at 100%	(Non-GAAP) (c)	No. of		Leasable	Lease
Property	Location	Acq (A)	Acquired	Ownership % (a)	(1)	(GAAP) (b)	(2)	(1) X (2)	Units		Area	Commitment %
2010 (4)						(in millions)

Retail Centers:
Village at Gulfstream Park (d)	Hallandale Beach, FL	D	Q1-10	50.0%	50.0%	$0.0	$214.2	$107.1	511,000	(i)	511,000	80%
East River Plaza (d) (e)	Manhattan, NY	D	Q2-10	35.0%	50.0%	0.0	390.6	195.3	527,000		527,000	90%

						$0.0	$604.8	$302.4	1,038,000		1,038,000

Office:
Waterfront Station - East 4th & West 4th Buildings	Washington, D.C.	D	Q1-10	45.0%	45.0%	$236.0	$236.0	$106.2	631,000	(j)		99%

Residential:
Presidio Landmark	San Francisco, CA	D	Q3-10	100.0%	100.0%	$103.7	$103.7	$103.7	161			38%

Total 2010 (f)						$339.7	$944.5	$512.3

Prior Two Years Openings (17)
Retail Centers:
Promenade in Temecula Expansion	Temecula, CA	D	Q1-09	75.0%	100.0%	$113.4	$113.4	$113.4	127,000		127,000	83%
Orchard Town Center	Westminster, CO	D	Q1-08	100.0%	100.0%	148.3	148.3	148.3	980,000		565,000	82%
Shops at Wiregrass	Tampa, FL	D	Q3-08	50.0%	100.0%	147.5	147.5	147.5	642,000		352,000	93%
White Oak Village	Richmond, VA	D	Q3-08	50.0%	100.0%	66.1	66.1	66.1	800,000		294,000	76%

						$475.3	$475.3	$475.3	2,549,000		1,338,000

Office:
818 Mission Street (d)	San Francisco, CA	A	Q1-08	50.0%	50.0%	$0.0	$15.8	$7.9	28,000			80%
Johns Hopkins - 855 North Wolfe Street	East Baltimore, MD	D	Q1-08	76.6%	76.6%	89.8	89.8	68.8	279,000			84%
Mesa del Sol - Aperture Center (d)	Albuquerque, NM	D	Q4-08	47.5%	47.5%	0.0	16.2	7.7	74,000			16%
Mesa del Sol - Fidelity (d) (g)	Albuquerque, NM	D	Q4-08/Q3-09	47.5%	47.5%	0.0	20.4	9.7	210,000			100%

						$89.8	$142.2	$94.1	591,000

Residential (h):
North Church Towers	Parma Heights, OH	A	Q3-09	100.0%	100.0%	$5.0	$5.0	$5.0	399			90%
DKLB BKLN (formerly 80 Dekalb) (g)	Brooklyn, NY	D	Q4-09/10	80.0%	100.0%	157.8	157.8	157.8	365			99%
Lucky Strike	Richmond, VA	D	Q1-08	100.0%	100.0%	35.2	35.2	35.2	131			95%
Uptown Apartments (d) (g)	Oakland, CA	D	Q1-08/Q4-08	50.0%	50.0%	0.0	177.6	88.8	665			90%
Mercantile Place on Main (g)	Dallas, TX	D	Q1-08/Q4-08	100.0%	100.0%	87.6	87.6	87.6	366			89%
Barrington Place (d)	Raleigh, NC	A	Q3-08	49.0%	49.0%	0.0	23.7	11.6	274			87%
Legacy Arboretum (d)	Charlotte, NC	A	Q3-08	49.0%	49.0%	0.0	23.1	11.3	266			93%
Hamel Mill Lofts (g)	Haverhill, MA	D	Q4-08/Q2-09	100.0%	100.0%	76.9	76.9	76.9	305			94%
Legacy Crossroads (d) (g)	Cary, NC	A/D	Q4-08/Q3-09	50.0%	50.0%	0.0	35.6	17.8	344			94%

						$362.5	$622.5	$492.0	3,115

Total Prior Two Years Openings (k)						$927.6	$1,240.0	$1,061.4

Total 2009						$276.2	$276.2	$276.2

Total 2008						651.4	963.8	785.2

						$927.6	$1,240.0	$1,061.4

See footnotes on page 32.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Projects Under Construction as of January 31, 2011 (4)

							Cost at FCE
				Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Sq. ft./	Gross
		Anticipated	FCE Legal	FCE % (a)	Consolidation	at 100%	(Non-GAAP) (c)	No. of	Leasable		Lease
Property	Location	Opening	Ownership % (a)	(1)	(GAAP) (b)	(2)	(1) X (2)	Units	Area		Commitment %
					(in millions)
Retail Centers:
Westchester’s Ridge Hill (g)	Yonkers, NY	2011/2012	70.0%	100.0%	$827.4	$827.4	$827.4	1,336,000	1,336,000	(l)	45%

Residential:
8 Spruce Street (formerly Beekman) (g)	Manhattan, NY	Q1-11/12	49.0%	70.0%	$875.7	$875.7	$613.0	903			6	% (m)
Foundry Lofts	Washington, D.C.	Q3-11	100.0%	100.0%	60.3	60.3	60.3	170

					$936.0	$936.0	$673.3	1,073

Arena:
Barclays Center	Brooklyn, NY	2012	26.6%	26.6%	$904.3	$904.3	$240.5	670,000	18,000 seats	(n)	55	% (o)

Total Under Construction (p)					$2,667.7	$2,667.7	$1,741.2

Fee Development:								Sq. ft.

Las Vegas City Hall	Las Vegas, NV	Q1-12	- (q)	- (q)	$0.0	$146.2	$0.0	270,000

FOOTNOTES

(a)
As is customary within the real estate industry, the Company invests in certain real estate projects through joint ventures. For some of these projects, the Company provides funding at percentages that differ from the Company’s legal ownership.

(b)
Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100 percent if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity (“VIE”).

(c)
Cost at pro-rata share represents Forest City’s share of cost, based on the Company’s pro-rata ownership of each property (a non-GAAP measure). Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.

(d)
Reported under the equity method of accounting. This method represents a GAAP measure for investments in which the Company is not deemed to have control or to be the primary beneficiary of our investments in a VIE.

(e)
The cost of the property also includes construction of the 1,248-space parking garage and structural upgrades to accommodate a possible future residential project above the retail center. This also includes Costco which opened Q4-09.

(f)
The difference between the full consolidation cost amount (GAAP) of $339.7 million to the Company’s pro-rata share (a non-GAAP measure) of $512.3 million consists of a reduction to full consolidation for noncontrolling interest of $129.8 million of cost and the addition of its share of cost for unconsolidated investments of $302.4 million.

(g)	Phased-in openings. Costs are representative of the total project.

(h)	The lease percentage for the residential properties represents the occupancy as of January 31, 2011.

(i)	Includes 89,000 square feet of office space.

(j)	Includes 85,000 square feet of retail space.

(k)
The difference between the full consolidation cost amount (GAAP) of $927.6 million to the Company’s pro-rata share (a non-GAAP measure) of $1,061.4 million consists of a reduction to full consolidation for noncontrolling interest of $21.0 million of cost and the addition of its share of cost for unconsolidated investments of $154.8 million.

(l)	Includes 156,000 square feet of office space.

(m)	As of March 29, 2011, 53 leases have been signed since appointments with prospective residents began on February 18, 2011.

(n)	The Nets, a member of the NBA, has a 37 year license agreement to use the arena.

(o)
Represents the percentage of forecasted contractually obligated arena income that is under contract. Contractually obligated income, which includes revenue from naming rights, sponsorships, suite licenses, Nets minimum rent and food concession agreements, accounts for 72% of total forecasted revenues for the Arena.

(p)
The difference between the full consolidation cost amount (GAAP) of $2,667.7 million to the Company’s pro-rata share (a non-GAAP measure) of $1,741.2 million consists of a reduction to full consolidation for noncontrolling interest of $926.5 million.

(q)	This is a fee development project, owned by the City of Las Vegas. Therefore, these costs are not included on the full consolidation or pro-rata balance sheet.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Equity Requirements for Projects Under Construction (a)
As of January 31, 2011

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro-Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
	100%	at 100%	(GAAP) (b)	Interest	at Pro-Rata	(Non-GAAP) (c)

	(dollars in millions)

Total Cost Under Construction	$2,667.7	$-	$2,667.7	$926.5	$-	$1,741.2
Total Loan Draws and Other Sources at Completion (d)	1,873.3	-	1,873.3	664.5	-	1,208.8

Net Equity at Completion	794.4	-	794.4	262.0	-	532.4

Net Costs Incurred to Date (e)	1,667.9	-	1,667.9	461.2	-	1,206.7
Loan Draws and Other Sources to Date (e)	914.9	-	914.9	199.2	-	715.7

Net Equity to Date (e)	753.0	-	753.0	262.0	-	491.0

% of Total Equity	95%		95%			92%

Remaining Costs	999.8	-	999.8	465.3	-	534.5
Remaining Loan Draws and Other Sources (f)	958.4	-	958.4	465.3	-	493.1

Remaining Equity	$41.4	$-	$41.4	$-	$-	$41.4

% of Total Equity	5%		5%			8%

(a)	This schedule includes only the four properties listed on the previous page. This does not include costs associated with phased-in units, operating property renovations and military housing.

(b)
Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100 percent if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity (“VIE”).

(c)
Cost at pro-rata share represents Forest City’s share of cost, based on the Company’s pro-rata ownership of each property (a non-GAAP measure). Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.

(d)	“Other Sources” includes estimates of third party subsidies and tax credit proceeds. The timing and the amounts may differ from our estimates.

(e)	Reflects activity through January 31, 2011.

(f)
One of the loan commitments require specific leasing hurdles to be achieved prior to drawing the final amount of the loan. The Company estimates that approximately $45.0 million at 100% and at full consolidation, and $31.5 million at pro-rata consolidation of loan commitments are at risk should these leasing hurdles not be achieved.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Projects Under Development
January 31, 2011
Below is a summary of our active large scale development projects, which have yet to commence construction, often referred to as our “shadow pipeline” which are crucial to our long-term growth. While we cannot make any assurances on the timing or delivery of these projects, our track record speaks to our ability to bring large, complex, projects to fruition when there is demand and available construction financing. The projects listed below represent pro-rata costs of $566.6 million ($859.0 million at full consolidation) of Projects Under Development (“PUD”) on our balance sheet and pro-rata mortgage debt of $111.4 million ($190.1 million at full consolidation).
1)    Atlantic Yards - Brooklyn, NY
Atlantic Yards is adjacent to the state-of-the art arena, the Barclays Center, which is designed by the award-winning firms Ellerbe Becket and SHoP Architects and is currently under construction. In addition, Atlantic Yards will feature more than 6,400 units of housing, including over 2,200 affordable units, approximately 250,000 square feet of retail space, and more than 8 acres of landscaped open space.
2)    LiveWork Las Vegas - Las Vegas, NV
LiveWork Las Vegas is a mixed-use project on a 12.7-acre parcel in downtown Las Vegas. At full build-out, the project will have a new 260,000-square-foot City Hall for Las Vegas, a fee development project, and is also expected to include up to 1 million square feet of office space and approximately 300,000 square feet of retail.
3)    The Yards - Washington, D.C.
The Yards is a 42-acre mixed-use project, located in the neighborhood of the Washington Nationals baseball park in Southeast D.C. The full development is expected to include up to 2,700 residential units, 1.8 million square feet of office space, and 300,000 square feet of retail and dining space. The Yards features a 5.5-acre publicly funded public park that is a gathering place and recreational focus for the community. The first residential building, Foundry Lofts, commenced construction in August 2010.
4)    Colorado Science + Technology Park at Fitzsimons - Aurora, CO
The 184-acre Colorado Science + Technology Park at Fitzsimons is becoming a hub for the biotechnology industry in the Rocky Mountain region. Anchored by the University of Colorado at Denver Health Science Center, the University of Colorado Hospital and The Denver Children’s Hospital, the park will offer cost-effective lease rates; build-to-suit office and research sites; and flexible lab and office layouts in a cutting-edge research park. The park is also adjacent to Forest City’s 4,700-acre Stapleton mixed-used development.
5)    The Science + Technology Park at Johns Hopkins - Baltimore, MD
The 31-acre Science + Technology Park at Johns Hopkins is a new center for collaborative research directly adjacent to the world-renowned Johns Hopkins medical and research complex. Initial plans call for 1.1 million square feet in five buildings, with future phases that could support additional expansion. In 2008, the Company opened the first of those buildings, 855 North Wolfe Street, a 279,000-square-foot office building anchored by the Johns Hopkins School of Medicine’s Institute for Basic Biomedical Sciences.
6)    Waterfront Station - Washington, D.C.
Located in Southwest Washington, Waterfront Station is adjacent to the Waterfront/Southeastern University MetroRail station. Waterfront Station is expected to include 1.2 million square feet of office space, an estimated 350 residential units and 125,000 square feet of stores and restaurants. The project’s first two government office buildings total 631,000 square feet of office, opened in Q1 2010, and included ground-level retail space. The West 4th Building received LEED Gold certification and the East 4th Building is expected to meet LEED Silver standards at a minimum. The office component is fully leased to the District of Columbia for governmental offices and the retail space is also substantially leased.
7)    300 Massachusetts Avenue - Cambridge, MA
Located in the science and technology hub of Cambridge, MA, the 300 Massachusetts Avenue block represents an expansion of University Park @ MIT. In a 50/50 partnership with MIT, Forest City is presently focused on a project that reflects a development program of approximately 260,000 square feet of lab and office space. Potential redevelopment of the entire block is possible with the acquisition of adjacent parcels in future phases, and would result in an approximately 400,000 square foot project.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Military Housing
Below is a summary of our equity method investments for Military Housing Development projects. The Company provides development, construction and management services for these projects and receives agreed upon fees for these services. The following phases still have a percentage of units under construction:

		Anticipated	FCE	Cost at Full	Total Cost
Property	Location	Opening	Pro-Rata %	Consolidation	at 100%	No. of Units

				(in millions)

Military Housing (7)

Pacific Northwest Communities	Seattle, WA	2007-2011	*	$0.0	$280.5	2,985

Marines, Hawaii Increment II	Honolulu, HI	2007-2011	*	0.0	292.7	1,175

Navy, Hawaii Increment III	Honolulu, HI	2007-2011	*	0.0	464.8	2,520

Navy Midwest	Chicago, IL	2006-2012	*	0.0	200.3	1,401

Midwest Millington	Memphis, TN	2008-2012	*	0.0	33.1	318

Air Force Academy	Colorado Springs, CO	2007-2013	50.0%	0.0	69.5	427

Hawaii Phase IV	Kaneohe, HI	2007-2014	*	0.0	475.1	1,141

Total Military Housing				$0.0	$1,816.0	9,967

* The Company’s share of residual cash flow ranges from 0-20% during the life cycle of the project.
Recent commitment not yet closed
Air Force – Southern Group was awarded on August 30, 2010. We are currently in exclusive negotiations with the Air Force. This project is expected to include 2,185 end state units at four Air Force bases in Sumter, SC, Manchester, TN, Charleston, SC and Biloxi, MS. There are 330 financially excluded units that will not be encumbered by debt and which may be removed from the end state at the sole discretion of the Air Force. The financial closing of the project and commencement of construction are expected in mid 2011.
Development fees related to our military housing projects are earned based on a contractual percentage of the actual development costs incurred. We also recognize additional development incentive fees upon successful completion of certain criteria, such as incentives to realize development cost savings, encourage small and local business participation, comply with specified safety standards and other project management incentives as specified in the development agreements. NOI from development and development incentive fees is $746,000 and $5,883,000 for the three months and year ended January 31, 2011, respectively, and $4,550,000 and $11,169,000 for the three months and year ended January 31, 2010, respectively.
Construction management fees are earned based on a contractual percentage of the actual construction costs incurred. We also recognize certain construction incentive fees based upon successful completion of certain criteria as set forth in the construction contracts. NOI from construction and incentive fees is $880,000 and $5,634,000 for the three months and year ended January 31, 2011, respectively, and $2,474,000 and $8,783,000 recognized during the three months and year ended January 31, 2010, respectively.
Property management and asset management fees are earned based on a contractual percentage of the annual net rental income and annual operating income, respectively, that is generated by the military housing privatization projects as defined in the agreements. We also recognize certain property management incentive fees based upon successful completion of certain criteria as set forth in the property management agreements. Property management, management incentive and asset management fees generated NOI of $3,060,000 and $12,865,000 during the three months and year ended January 31, 2011, respectively, and $3,025,000 and $12,073,000 during the three months and year ended January 31, 2010, respectively.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Land Held for Development or Sale
The Land Development Group acquires and sells raw land and sells fully-entitled developed lots to residential, commercial, and industrial customers. The Land Development Group also owns and develops raw land into master-planned communities, mixed-use projects and other residential developments. Below is a summary of our large Land Development projects.

	Gross	Saleable	Option
Location	Acres (1)	Acres (2)	Acres (3)

Stapleton - Denver, CO	254	156	1,369

Mesa del Sol - Albuquerque, NM	3,023	1,659	5,731

Central Station - Chicago, IL	30	30	-

Texas	2,615	2,357	-

Florida	1,412	1,412	-

Carolinas	1,349	1,029	788

Ohio	996	663	470

Arizona	938	514	-

Other	798	789	-

Total	11,415	8,609	8,358

(1)	Represent all acres currently owned including those used for roadways, open spaces and parks.

(2)
Saleable acres represent the total of all acres currently owned that will be available for sales. The Land Development Group may choose to further develop some of the acres into completed sublots prior to sale.

(3)
Option acres are those acres that the Land Development Group has a formal option to acquire. Typically these options are in the form of purchase agreements with contingencies for the satisfaction of due diligence reviews.

Stapleton - Denver, CO
Stapleton represents one of the nation’s largest urban redevelopments. At full build out of 4,700 acres or 7.5 square miles, Stapleton is planned for more than 12,000 homes and apartments, a projected 3 million square-feet of retail and 10 million square-feet of office/research and development/industrial space. Centrally located 10 minutes east of Downtown Denver and 20 minutes from Denver International Airport, Stapleton will be home to 30,000 residents and 35,000 workers when complete.
Mesa del Sol - Albuquerque, NM
Mesa del Sol is a 20-square mile, mixed-use community on the south mesa of Albuquerque, N.M., five minutes from the Albuquerque International Airport. Mesa del Sol’s master plan calls for mixed-use development that will include 1,400 acres for industrial/commercial and office development use, 4,400 acres for residential and supporting retail use, 3,200 acres for open space and parks and 800 acres for schools and universities.
Central Station - Chicago, IL
Located adjacent to the city’s Museum Campus, and just minutes from the heart of Chicago’s Loop, the 80-acre Central Station is one of the fastest growing residential community in the city, with more than 3,656 residential units completed and occupied, 573 units completed and listed for sale and another 4,000 units in development. Central Station, a 14 million-square-foot development, is being developed in partnership with The Fogelson Companies.
Other Significant Land Holdings
Legacy Lakes - Aberdeen, NC
Legacy Lakes is a master-planned community located in the Pinehurst area. This community is surrounding the Nicklaus-designed Legacy Golf Course. Legacy Lakes is 405 acres and includes 718 residential lots. Of the 405 total acres, 264 are saleable acres and 11 acres have been sold to date.
Gladden Farms - Marana, AZ
Gladden Farms is a master-planned community that includes residential and commercial uses in a suburban area of northwest Tucson. This community includes parks, trails and a school in a rural setting. Gladden Farms is 1,350 acres and includes approximately 4,141 residential lots and 223 acres of commercial space. As of January 31, 2011, 1,262 lots and 100 commercial acres have been sold. Of the 1,350 total acres, 904 are saleable acres and 432 acres have been sold to date.
Cotton Creek - Mooresville, NC
Cotton Creek is a master-planned community located in a northern suburb of Charlotte, NC. This community will feature a variety of attached and detached home sites, which will be sold to a mix of national and local builders. Cotton Creek is 532 acres. When completed the development is expected to produce approximately 1,300 residential lots.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Land Held for Development or Sale (continued)
Tangerine Crossing - Tucson, AZ
Tangerine Crossing is a master-planned gated residential community with a major retail component on the exterior in a desirable region of the Tucson metropolitan area. This community includes open space, trails and recreation. Tangerine Crossing is 309 acres and includes 396 residential lots and a 25-acre retail center. As of January 31, 2011, 201 lots and the 25 commercial acres have been sold. Of the 309 total acres, 103 are saleable acres and 62 acres have been sold to date.
Three Stones – Prosper, TX
Three Stones is a master-planned community of 2,031 acres located in the growth corridor north of Dallas in the town of Prosper. The community is fully entitled and the plan includes approximately 3,090 single family lots, 600 units of attached housing, over 600 acres of parks and open space and 250 acres for commercial/retail use. A variety of single family lot sizes will be offered, as well as a complete amenity center. The development of Phase 1 is expected to be completed in late 2012.
San Antonio Portfolio – San Antonio, TX
Forest City owns four (4) multi-phase communities and finished lots in six (6) additional locations in the San Antonio area, predominantly on the west side. Since January 2008, almost 900 of the total 2,563 lots have been sold. The remaining portfolio is comprised of 510 finished lots and 1,164 undeveloped “paper” lots. Our San Antonio communities serve several different price ranges, and all lots are under option contract to one of eight (8) different builders.
Woodforest – Houston, TX
Woodforest, which is not included in the acres on the previous page, is an active, 3,000-acre master planned community, is located in southern Montgomery County, north of Houston. Forest City entered into this project last year through the formation of a new partnership with Johnson Development, with Forest City providing capital for financing and development. The project is zoned for 5,700 units and six (6) active home builders are currently involved with model homes in place serving a wide range of prices. Over 200 home sales have occurred to date. The project is being developed adjacent to the 27-hole Woodforest Golf Club that opened in 2001 and has been rated one of the top courses in the state.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial and Operating Information
Debt for Projects under Construction and Development
We use nonrecourse mortgage debt and nonrecourse notes payable for the financing of our development pipeline. We draw on these financings to partially fund the cost incurred with the development of our real estate. As of January 31, 2011, the detail of how much is outstanding compared to the total commitment under the financing is as follows:

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)
Outstanding
Fixed	$172,635	$70,749	$30,161	$132,047
Variable
Taxable	1,000,775	209,694	2,000	793,081
Tax-Exempt	203,900	61,986	-	141,914

Total outstanding on projects under construction and development (1)	$1,377,310	$342,429	$32,161	$1,067,042

Commitment
Fixed	$599,857	$371,606	$30,412	$258,663
Variable
Taxable	1,223,792	223,414	2,000	1,002,378
Tax-Exempt	203,900	61,986	-	141,914

Total commitment	$2,027,549	$657,006	$32,412	$1,402,955

(1)
Proceeds from outstanding debt of $150,165 and $115,066, at full and pro-rata consolidation, respectively, described above is recorded as restricted cash and escrowed funds in our Consolidated Balance Sheet. For bonds issued in conjunction with development, the full amount of the bonds at the beginning of construction must remain in escrow until costs are incurred.

Non-Recourse Debt
Our primary capital strategy seeks to isolate the operating and financial risk at the property level to maximize returns and reduce risk on and of our equity capital. As such, substantially all of our operating and development properties are separately encumbered with nonrecourse mortgage debt which in some limited circumstances is supplemented by nonrecourse notes payable (collectively “nonrecourse debt”).
We use taxable and tax-exempt nonrecourse debt for our real estate projects. For real estate projects financed with tax-exempt debt, we generally utilize variable-rate debt. For construction loans, we generally pursue variable-rate financings with maturities ranging from two to five years. For those real estate projects financed with taxable debt, we generally seek long-term, fixed-rate financing for those operating projects whose loans mature or are projected to open and achieve stabilized operations. However, due to the limited availability of long-term fixed rate mortgage debt based upon current market conditions, we are attempting to extend maturities with existing lenders.
We are actively working to refinance and/or extend the maturities of the nonrecourse debt that are coming due in the next 24 months. During the year ended January 31, 2011, we completed the following financings:

			Plus
		Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata
Purpose of Financing	Consolidation	Interest	Pro-Rata	Consolidation

	(in thousands)

Refinancings	$231,255	$3,740	$43,999	$271,514
Construction and development projects	593,208	399,761	2,889	196,336
Loan extensions/additional fundings	521,164	27,776	189,531	682,919

	$1,345,627	$431,277	$236,419	$1,150,769

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Debt (dollars in thousands)
As of January 31, 2011

	Period Ending January 31, 2012				Fiscal Year Ending January 31, 2013
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$280,274	$5,552	$93,016	$367,738	$345,211	$18,123	$46,761	$373,849
Weighted average rate	6.77%	6.08%	6.77%	6.78%	6.10%	6.72%	6.30%	6.09%

Variable:
Variable-rate debt	798,146	198,048	82,024	682,122	1,064,953	145,340	101,926	1,021,539
Weighted average rate	3.80%	4.35%	3.09%	3.55%	3.38%	3.20%	3.93%	3.46%

Tax-Exempt	132,430	67	2,917	135,280	204,616	62,057	-	142,559
Weighted average rate	2.63%	3.79%	1.66%	2.61%	2.52%	2.52%	-%	2.52%

Total variable-rate debt	930,576	198,115	84,941	817,402	1,269,569	207,397	101,926	1,164,098

Total Nonrecourse Debt	$1,210,850	$203,667	$177,957	$1,185,140	$1,614,780	$225,520	$148,687	$1,537,947
Weighted Average Rate	4.36%	4.40%	4.99%	4.45%	3.85%	3.30%	4.68%	4.01%

	Fiscal Year Ending January 31, 2014				Fiscal Year Ending January 31, 2015
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$855,352	$86,525	$76,287	$845,114	$462,257	$66,414	$155,069	$550,912
Weighted average rate	6.56%	9.88%	6.08%	6.18%	5.96%	5.78%	5.35%	5.81%

Variable:
Variable-rate debt	46,411	-	1,466	47,877	12,414	-	19,941	32,355
Weighted average rate	6.05%	-%	2.57%	5.94%	1.46%	-%	4.50%	3.33%

Tax-Exempt	91,565	77	-	91,488	815	82	-	733
Weighted average rate	2.78%	3.77%	-%	2.78%	3.79%	3.77%	-%	3.79%

Total variable-rate debt	137,976	77	1,466	139,365	13,229	82	19,941	33,088

Total Nonrecourse Debt	$993,328	$86,602	$77,753	$984,479	$475,486	$66,496	$175,010	$584,000
Weighted Average Rate	6.19%	9.87%	6.01%	5.85%	5.84%	5.77%	5.25%	5.67%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Debt (dollars in thousands) (continued)
As of January 31, 2011

	Fiscal Year Ending January 31, 2016				Thereafter
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$361,758	$29,294	$117,513	$449,977	$1,570,594	$83,135	$692,976	$2,180,435
Weighted average rate	5.59%	5.84%	5.34%	5.51%	5.75%	6.06%	5.92%	5.79%

Variable:
Variable-rate debt	-	-	19,620	19,620	640,220	2,592	114,753	752,381
Weighted average rate	-%	-%	1.41%	1.41%	7.18%	3.25%	4.12%	6.72%

Tax-Exempt	869	87	-	782	339,333	6,903	189,098	521,528
Weighted average rate	3.79%	3.78%	-%	3.79%	1.42%	2.26%	1.65%	1.49%

Total variable-rate debt	869	87	19,620	20,402	979,553	9,495	303,851	1,273,909

Total Nonrecourse Debt	$362,627	$29,381	$137,133	$470,379	$2,550,147	$92,630	$996,827	$3,454,344
Weighted Average Rate	5.59%	5.84%	4.78%	5.34%	5.53%	5.70%	4.90%	5.34%

	Total
			Plus
		Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$3,875,446	$289,043	$1,181,622	$4,768,025
Weighted average rate	6.04%	7.16%	5.88%	5.93%

Variable:
Variable-rate debt	2,562,144	345,980	339,730	2,555,894
Weighted average rate	4.50%	3.86%	3.67%	4.47%

Tax-Exempt	769,628	69,273	192,015	892,370
Weighted average rate	2.09%	2.50%	1.65%	1.96%

Total variable-rate debt	3,331,772	415,253	531,745	3,448,264

Total Nonrecourse Debt	$7,207,218	$704,296	$1,713,367	$8,216,289
Weighted Average Rate	5.07%	5.08%	4.97%	5.05%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following tables provide detail of our total debt maturities for 2011, 2012 and 2013 as of January 31, 2011:
Upcoming Maturities Summary (dollars in thousands)
As of January 31, 2011

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro-Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
Year Ending January 31, 2012	100%	at 100%	(GAAP)	Interest	at Pro-Rata	(Non-GAAP)

Total Maturities (Nonrecourse Debt)	$1,562,810	$351,960	$1,210,850	$203,667	$177,957	$1,185,140
Less: Scheduled Payments	108,212	33,661	74,551	2,736	18,362	90,177
Add: Corporate Recourse Debt	46,891	-	46,891	-	-	46,891

Net Maturities	1,501,489	318,299	1,183,190	200,931	159,595	1,141,854

Total Net Maturities Project Count	44	19	25	-	19	44

Closed Loans / To be Fully Amortized (2)	303,345	37,668	265,677	61,760	18,834	222,751
Committed Deals / Automatic Extensions (2)	123,620	45,729	77,891	-	22,865	100,756
Extension Available (1) (2)	488,385	25,421	462,964	119,408	12,710	356,266

Subtotal	915,350	108,818	806,532	181,168	54,409	679,773

Remaining to Finance	$586,139	$209,481	$376,658	$19,763	$105,186	$462,081

Remaining to Address Project Count	22	11	11	-	11	22

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro-Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
Year Ending January 31, 2013	100%	at 100%	(GAAP)	Interest	at Pro-Rata	(Non-GAAP)

Total Maturities (Nonrecourse Debt)	$1,909,283	$294,503	$1,614,780	$225,520	$148,687	$1,537,947
Less: Scheduled Payments	81,158	26,453	54,705	2,987	15,424	67,142
Add: Corporate Recourse Debt (3)	137,152	-	137,152	-	-	137,152

Net Maturities	1,965,277	268,050	1,697,227	222,533	133,263	1,607,957

Total Net Maturities Project Count	36	12	24	-	12	36

Closed Loans / To be Fully Amortized (2)	12,979	1,246	11,733	-	441	12,174
Committed Deals / Automatic Extensions (2)	181,044	-	181,044	25,050	-	155,994
Extension Available (1) (2)	1,293,597	160,500	1,133,097	193,041	80,538	1,020,594

Subtotal	1,487,620	161,746	1,325,874	218,091	80,979	1,188,762

Remaining to Finance	$477,657	$106,304	$371,353	$4,442	$52,284	$419,195

Remaining to Address Project Count	23	7	16	-	7	23

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro-Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
Year Ending January 31, 2014	100%	at 100%	(GAAP)	Interest	at Pro-Rata	(Non-GAAP)

Total Maturities (Nonrecourse Debt)	$1,144,699	$151,371	$993,328	$86,602	$77,753	$984,479
Less: Scheduled Payments	71,042	25,958	45,084	3,156	15,115	57,043
Add: Corporate Recourse Debt	29,000	-	29,000	-	-	29,000

Net Maturities	1,102,657	125,413	977,244	83,446	62,638	956,436

Total Net Maturities Project Count	35	9	26	-	9	35

Closed Loans / To be Fully Amortized (2)	300	300	-	-	297	297
Committed Deals / Automatic Extensions (2)	63,648	13,006	50,642	-	8,263	58,905
Extension Available (1) (2)	128,592	-	128,592	10,710	-	117,882

Subtotal	192,540	13,306	179,234	10,710	8,560	177,084

Remaining to Finance	$910,117	$112,107	$798,010	$72,736	$54,078	$779,352

Remaining to Address Project Count	27	6	21	-	6	27

(1)
Includes loans that have extension options available, all of which require some predefined condition in order to qualify for the extension, such as, meeting or exceeding leasing hurdles, loan to value ratios or debt service coverage requirements. We cannot give assurance that the defined hurdles or milestones will be achieved to qualify for these extensions.

(2)	Reflects activity through March 30, 2011.

(3)
The credit facility amount of $137,152 outstanding as of January 31, 2011 has a maximum commitment of $470,336. Based on specific capital raising events through January 31, 2011, a permanent reduction in available borrowings of $5,574 became effective February 4, 2011. The remaining availability is further reduced by $63,418 of outstanding letters of credit and $46,891 reserve for retirement of indebtedness.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates
Included in Investments in and Advances to Affiliates in the Consolidated Balance Sheet Information tables are unconsolidated investments in entities that we do not control and/or are not the primary beneficiary, and that are accounted for under the equity method of accounting, as well as advances to partners and other affiliates.
Following is a reconciliation of members’ and partners’ equity to our carrying value in the accompanying Consolidated Balance Sheet Information:

	January 31, 2011	January 31, 2010
	(in thousands)

Members’ and partners’ equity, as below	$587,164	$557,456
Equity of other members and partners	548,422	513,708

Company’s investment in partnerships	38,742	43,748
Basis differences	76,634	21,498
Advances to and on behalf of other affiliates	25,641	200,097

Total Investments in and Advances to Affiliates	$141,017	$265,343

Summarized financial information for the equity method investments is as follows:

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
	January 31, 2011	January 31, 2010	January 31, 2011	January 31, 2010
		(in thousands)

Balance Sheet:
Real Estate
Completed rental properties	$5,514,041	$4,373,423	$1,923,813	$1,368,451
Projects under construction and development	174,106	771,521	79,603	305,420
Land held for development or sale	272,930	271,129	115,607	116,863

Total Real Estate	5,961,077	5,416,073	2,119,023	1,790,734

Less accumulated depreciation	(944,968)	(721,908)	(424,331)	(326,169)

Real Estate, net	5,016,109	4,694,165	1,694,692	1,464,565

Cash and equivalents	109,246	102,593	48,583	30,280
Restricted cash - military housing bond funds	384,584	481,615	5,161	6,149
Other restricted cash and escrowed funds	206,778	222,752	73,729	62,257
Other assets	536,246	398,576	131,486	143,519
Operating property assets held for sale (1)	67,190	-	-	-

Total Assets	$6,320,153	$5,899,701	$1,953,651	$1,706,770

Mortgage debt and notes payable, nonrecourse	$5,301,900	$4,721,705	$1,713,367	$1,473,947
Other liabilities	369,871	620,540	124,908	168,410
Liabilities of operating property held for sale (1)	61,218	-	-	-

Total Liabilities	5,732,989	5,342,245	1,838,275	1,642,357

Members’ and partners’ equity	587,164	557,456	115,376	65,246
Noncontrolling interest	-	-	-	(833)

Total Equity	587,164	557,456	115,376	64,413

Total Liabilities and Members’ and Partners’ Equity	$6,320,153	$5,899,701	$1,953,651	$1,706,770

(1)	Represents assets and liabilities of Met Lofts, an unconsolidated apartment community in Los Angeles, California, which was disposed on February 1, 2011.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Year Ended January 31,	2011	2010	2011	2010
	(in thousands)

Operations:
Revenues	$918,828	$820,645	$316,900	$355,195
Equity in earnings (loss) of unconsolidated entities on a pro-rata basis	-	-	(6,074)	792
Operating expenses	(531,186)	(529,544)	(169,265)	(259,085)
Interest expense including early extinguishment of debt	(264,923)	(217,517)	(78,424)	(66,106)
Impairment of real estate (1)	(1,457)	-	(743)	-
Depreciation and amortization	(167,804)	(145,257)	(55,386)	(61,488)
Interest and other income	15,784	13,132	15,666	2,310
Noncontrolling interest	-	-	(4,613)	(76)

(Loss) earnings from continuing operations	(30,758)	(58,541)	18,061	(28,458)

Discontinued Operations:
Operating earnings (loss) from rental properties	1,613	(2,098)	-	-
Gain on disposition of rental properties (2)	28,289	-	24,291	-

Discontinued operations subtotal	29,902	(2,098)	24,291	-

Net (loss) earnings (pre-tax)	(856)	(60,639)	42,352	(28,458)

Impairment of investments in unconsolidated entities (1)	(71,716)	(36,356)	(71,716)	(36,356)
Gain (loss) on disposition of unconsolidated investments, net (2)	(830)	49,761	(830)	49,761

Net loss (pre-tax) from unconsolidated entities	$(73,402)	$(47,234)	$(30,194)	$(15,053)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)
(1)	The following table shows the detail of the impairment of unconsolidated entities:

		Combined (100%)		Pro-Rata Share
		(GAAP)		(Non-GAAP)
		Year Ended January 31,
		2011	2010	2011	2010
		(in thousands)
Impairment of real estate:
Mixed-Use Land Development:
Old Stone Crossing at Caldwell Creek	(Charlotte, North Carolina)	$1,457	$-	$743	$-

		$1,457	$-	$743	$-

Impairment of investment in unconsolidated entities:
Mixed-Use Land Development:
Central Station:
One Museum Park West	(Chicago, Illinois)	$8,250	$-	$8,250	$-
Museum Park Place Two	(Chicago, Illinois)	4,461	-	4,461	-
One Museum Park East	(Chicago, Illinois)	3,237	-	3,237	-
1600 Museum Park	(Chicago, Illinois)	2,363	-	2,363	-
Mercy Campus	(Chicago, Illinois)	1,817	-	1,817	-
Shamrock Business Center	(Painesville, Ohio)	170	1,150	170	1,150
Office Buildings:
818 Mission Street	(San Francisco, California)	4,018	-	4,018	-
Bulletin Building	(San Francisco, California)	3,543	-	3,543	-
Mesa del Sol - Aperture Center	(Albuquerque, New Mexico)	2,733	-	2,733	-
Mesa del Sol - 5600 University SE	(Albuquerque, New Mexico)	-	1,693	-	1,693
Specialty Retail Centers:
Village at Gulfstream Park	(Hallandale Beach, Florida)	35,000	-	35,000	-
Metreon	(San Francisco, California)	4,595	-	4,595	-
Southgate Mall	(Yuma, Arizona)	-	1,611	-	1,611
Apartment Communities:
Uptown Apartments	(Oakland, California)	-	6,781	-	6,781
Metropolitan Lofts	(Los Angeles, California)	-	2,505	-	2,505
Residences at University Park	(Cambridge, Massachusetts)	-	855	-	855
Fenimore Court	(Detroit, Michigan)	-	693	-	693
Pittsburgh Peripheral (Commercial Land Development Project)	(Pittsburgh, Pennsylvania)	-	7,217	-	7,217
Millender Center	(Detroit, Michigan)	-	10,317	-	10,317
Classic Residence by Hyatt (Supported-living Apartments)	(Yonkers, New York)	-	3,152	-	3,152
Other		1,529	382	1,529	382

Total impairment of investment in unconsolidated entities		$71,716	$36,356	$71,716	$36,356

Total impairment of unconsolidated entities		$73,173	$36,356	$72,459	$36,356

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)
(2)
Upon disposition, unconsolidated investments accounted for on the equity method are not classified as discontinued operations; therefore, gains or losses on the disposition of unconsolidated properties are reported in continuing operations when sold. The following table shows the detail of gain (loss) on disposition of unconsolidated entities:

		Combined (100%)		Pro-Rata Share
		(GAAP)		(Non-GAAP)
		Year Ended January 31,
		2011	2010	2011	2010
		(in thousands)

Gain on disposition of rental properties:
Millender Center (hotel, parking, office and retail)	(Detroit, Michigan)	$17,291	$-	$15,633	$-
Pebble Creek (Apartment Community)	(Twinsburg, Ohio)	4,555	-	2,215	-
Woodbridge Crossing (Specialty Retail Center)	(Woodbridge, New Jersey)	6,443	-	6,443	-

Gain on disposition of rental properties		$28,289	$-	$24,291	$-

Gain (loss) on disposition of unconsolidated investments:
Specialty Retail Centers:
Coachella Plaza	(Coachella, California)	$104	$-	$104	$-
Southgate Mall	(Yuma, Arizona)	64	-	64	-
El Centro Mall	(El Centro, California)	48	-	48	-
Metreon	(San Francisco, California)	(1,046)	-	(1,046)	-
Apartment Communities:
Clarkwood	(Warrensville Heights, Ohio)	-	6,983	-	6,983
Granada Gardens	(Warrensville Heights, Ohio)	-	6,577	-	6,577
Boulevard Towers	(Amherst, New York)	-	4,498	-	4,498
Sale of three Classic Residence by Hyatt (Supported-living Apartments)
(Chevy Chase, Maryland, Teaneck, New Jersey and Yonkers, New York)		-	31,703	-	31,703

Gain (loss) on disposition of unconsolidated investments, net		$(830)	$49,761	$(830)	$49,761

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation (“FCRPC”) is a wholly-owned subsidiary of Forest City Enterprises, Inc. engaged in the ownership, development, management and acquisition of real estate projects, including regional malls, specialty/urban retail centers, office and life science buildings, hotels, mixed-use projects, as well as large land development projects, residential rental properties, development of for-sale condominium projects and also owns interests in entities that develop and manage military family housing.
Forest City Rental Properties Corporation and Subsidiaries
Consolidated Balance Sheet Information – January 31, 2011 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
	(in thousands)

Assets
Real Estate
Completed rental properties	$8,205,578	$392,825	$1,923,813	$9,736,566
Projects under development	2,706,235	695,204	79,603	2,090,634
Land held for development or sale	88,269	7,035	58,427	139,661

Total Real Estate	11,000,082	1,095,064	2,061,843	11,966,861
Less accumulated depreciation	(1,607,508)	(63,987)	(424,331)	(1,967,852)

Real Estate, net	9,392,574	1,031,077	1,637,512	9,999,009

Cash and equivalents	156,222	13,968	45,533	187,787
Restricted cash and escrowed funds	710,881	240,709	78,775	548,947
Notes and accounts receivable, net	376,999	18,384	83,047	441,662
Investments in and advances to affiliates	126,299	(244,719)	(119,660)	251,358
Other assets	711,533	74,712	44,400	681,221

Total Assets	$11,474,508	$1,134,131	$1,769,607	$12,109,984

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt and notes payable, nonrecourse	$7,196,818	$704,520	$1,687,331	$8,179,629
Bank revolving credit facility	137,152	-	-	137,152
Accounts payable and accrued expenses	940,347	76,189	117,276	981,434
Accounts payable to Forest City Enterprises, Inc.	514,742	(394)	-	515,136
Deferred income taxes	559,623	-	-	559,623

Total Liabilities	9,348,682	780,315	1,804,607	10,372,974

Equity
Shareholders’ Equity
Shareholders’ equity before accumulated other comprehensive loss	1,671,867	-	-	1,671,867
Accumulated other comprehensive loss	(85,878)	-	-	(85,878)

Total Shareholders’ Equity	1,585,989	-	-	1,585,989

Noncontrolling interest	539,837	353,816	-	186,021

Total Equity	2,125,826	353,816	-	1,772,010

Total Liabilities and Equity	$11,474,508	$1,134,131	$1,804,607	$12,144,984

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Rental Properties Corporation and Subsidiaries
Consolidated Earnings Information – Year Ended January 31, 2011 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

Revenues from real estate operations	$1,164,135	$68,418	$307,902	$17,848	$1,421,467

Expenses
Operating expenses	619,995	36,210	162,113	7,451	753,349
Depreciation and amortization	241,910	9,267	53,072	4,296	290,011
Impairment of real estate	5,143	1,526	35,017	79,603	118,237

	867,048	47,003	250,202	91,350	1,161,597

Interest expense	(308,799)	(18,386)	(80,889)	(5,824)	(377,126)
Amortization of mortgage procurement costs	(13,347)	(1,514)	(2,226)	(123)	(14,182)
Gain on early extinguishment of debt	2,461	247	2,760	-	4,974

Interest and other income	50,006	2,547	15,564	6	63,029
Net gain on disposition of rental properties	202,878	-	23,461	47,092	273,431
Net gain on disposition of partial interests in other investment	55,112	23,675	-	-	31,437

Earnings (loss) before income taxes	285,398	27,984	16,370	(32,351)	241,433

Income tax expense (benefit)
Current	15,350	-	-	3,368	18,718
Deferred	84,072	-	-	(15,085)	68,987

	99,422	-	-	(11,717)	87,705

Equity in earnings (loss) of unconsolidated entities, including impairment	5,423	(4,613)	(16,370)	-	(6,334)

Earnings (loss) from continuing operations	191,399	23,371	-	(20,634)	147,394

Discontinued operations, net of tax:
Operating earnings from rental properties	264	165	-	(99)	-
Impairment of real estate	(48,731)	-	-	48,731	-
Gain on disposition of rental properties	32,209	4,211	-	(27,998)	-

	(16,258)	4,376	-	20,634	-

Net earnings	175,141	27,747	-	-	147,394

Noncontrolling Interests
Earnings from continuing operations attributable to noncontrolling interests	(23,371)	(23,371)	-	-	-
Earnings from discontinued operations attributable to noncontrolling interests	(4,376)	(4,376)	-	-	-

	(27,747)	(27,747)	-	-	-

Net earnings attributable to Forest City Enterprises, Inc.	$147,394	$-	$-	$-	$147,394

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following is a summary of the real estate activity of FCRPC as presented on pro-rata consolidation including a reconciliation from full consolidation to pro-rata consolidation.
Real Estate Activity of FCRPC

	Pro-Rata Consolidation (Non-GAAP)
	Year Ended January 31,
	2011		2010
	(in thousands)

Real estate
Completed rental properties	$9,736,566		$9,547,444
Projects under construction and development	2,090,634		2,346,471
Land held for development or sale	139,661		122,368

Total real estate - FCRPC	11,966,861		12,016,283
Less accumulated depreciation	(1,967,852)		(1,856,483)

Real estate, net - FCRPC	$9,999,009		$10,159,800

Plus real estate, net - Land Group and Corporate	205,098		206,778

Real estate, net - Forest City Enterprises	$10,204,107		$10,366,578

Real estate activity during the year
Completed rental properties
Capital expenditures	$51,080		$59,599
Transferred from projects under construction and development	722,828		469,479
Other (6)	(114,054)		(146,187)

Total additions	659,854		382,891
Dispositions	(209,601	) (1)	(189,371	) (3)
Dispositions of partial interests	(261,131	) (2)	-

Completed rental properties, net additions	$189,122		$193,520

Projects under construction and development
New development	$526,031		$732,880
Transferred to completed rental properties	(722,828)		(469,479)
Cost of land sales	(15,259)		(44,995)
Other (5)	(43,781)		-

Projects under construction and development, net additions	(255,837)		218,406

Land held for development or sale, net additions	17,293		5,693

Increase (decrease) in real estate, at cost	$(49,422)		$417,619

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate Activity of FCRPC – (continued)

			Plus
		Less	Unconsolidated	Pro-Rata
	Full	Noncontrolling	Investments	Consolidation
Years Ended January 31,	Consolidation	Interest	at Pro-Rata	(Non-GAAP)
	(in thousands)
2011
Real estate - end of year
Completed rental properties	$8,205,578	$392,825	$1,923,813	$9,736,566
Projects under construction and development	2,706,235	695,204	79,603	2,090,634
Land held for development or sale	88,269	7,035	58,427	139,661

Total real estate - FCRPC	11,000,082	1,095,064	2,061,843	11,966,861
Less accumulated depreciation	(1,607,508)	(63,987)	(424,331)	(1,967,852)

Real estate, net - FCRPC	$9,392,574	$1,031,077	$1,637,512	$9,999,009

Plus real estate, net - Land Group and Corporate	159,566	11,648	57,180	205,098

Real estate, net - Forest City Enterprises	$9,552,140	$1,042,725	$1,694,692	$10,204,107

Real estate activity during the year
Completed rental properties
Capital expenditures	$41,750	$1,026	$10,356	$51,080
Transferred from projects under construction and development	559,208	128,538	292,158	722,828
Other (6)	(198,402)	(6,726)	77,622	(114,054)

Total additions	402,556	122,838	380,136	659,854
Dispositions	(152,510)	(3,215)	(60,306)	(209,601	) (1)
Dispositions of partial interests	(514,533)	(17,868)	235,534	(261,131	) (2)

Completed rental properties, net additions	(264,487)	101,755	555,364	189,122

Projects under construction and development
New development	658,271	188,487	56,247	526,031
Transferred to completed rental properties	(559,208)	(128,538)	(292,158)	(722,828)
Cost of land sales	(15,347)	(88)	-	(15,259)
Other (5)	(18,651)	35,224	10,094	(43,781)

Projects under construction and development, net additions	65,065	95,085	(225,817)	(255,837)

Land held for development or sale, net additions	15,231	1,203	3,265	17,293

Increase (decrease) in real estate, at cost	$(184,191)	$198,043	$332,812	$(49,422)

2010
Real estate - end of year
Completed rental properties	$8,470,065	$291,070	$1,368,449	$9,547,444
Projects under construction and development	2,641,170	600,119	305,420	2,346,471
Land held for development or sale	73,038	5,832	55,162	122,368

Total real estate - FCRPC	11,184,273	897,021	1,729,031	12,016,283
Less accumulated depreciation	(1,588,070)	(57,756)	(326,169)	(1,856,483)

Real estate, net - FCRPC	$9,596,203	$839,265	$1,402,862	$10,159,800

Plus real estate, net - Land Group and Corporate	150,918	5,843	61,703	206,778

Real estate, net - Forest City Enterprises	$9,747,121	$845,108	$1,464,565	$10,366,578

Real estate activity during the year
Completed rental properties
Capital expenditures	$43,787	$1,799	$17,611	$59,599
Transferred from projects under construction and development	376,829	21,508	114,158	469,479
Other (4)	(57,623)	29,656	(58,908)	(146,187)

Total additions	362,993	52,963	72,861	382,891
Dispositions	(93,875)	-	(95,496)	(189,371	) (3)

Completed rental properties, net additions	269,118	52,963	(22,635)	193,520

Projects under construction and development
New development	805,865	153,995	81,010	732,880
Transferred to completed rental properties	(376,829)	(21,508)	(114,158)	(469,479)
Cost of land sales	(28,920)	-	(16,075)	(44,995)

Projects under construction and development, net additions	400,116	132,487	(49,223)	218,406

Land held for development or sale, net additions	4,494	60	1,259	5,693

Increase (decrease) in real estate, at cost	$673,728	$185,510	$(70,599)	$417,619

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate Activity FCRPC – (continued)
(1)
Reflects the disposition of Metreon (a 279,000 square foot specialty retail center in San Francisco, California), 101 San Fernando (a 323-unit apartment community in San Jose, California), Pebble Creek (a 148-unit apartment community in Twinsburg, Ohio), Coachella Plaza (a 85,000 square foot retail center in Coachella, California), El Centro Mall (a 113,000 square foot regional mall in El Centro, California), Southgate Mall (a 322,000 square foot regional mall in Yuma, Arizona), Saddle Rock Village (a 294,000 square foot specialty retail center in Aurora, Colorado), Simi Valley Town Center (a 612,000 square foot regional mall in Simi Valley, California), investment in a triple-net lease property (a 203,000 square foot retail center in Pueblo, Colorado) and Woodbridge Crossing (a 284,000 square foot specialty retail center in Woodbridge, New Jersey).

(2)
Reflects the dispositions of partial interests in the following apartment communities in the Washington, D.C. metropolitan area: The Grand (549 units), Lenox Club (385 units), Lenox Park (406 units), and the following office buildings in Cambridge, Massachusetts: 35 Landsdowne Street (202,000 square feet), 40 Landsdowne Street (215,000 square feet), 45/75 Sidney Street (277,000 square feet), 65/80 Landsdowne Street (122,000 square feet), 88 Sidney Street (145,000 square feet), Jackson Building (202,000 square feet) and Richards Building (126,000 square feet).

(3)
Reflects the dispositions of: Grand Avenue (a 100,000 square foot specialty retail center in Queens, New York), Sterling Glen of Glen Cove (an 80-unit supported-living apartment community in Glen Cove, New York), Sterling Glen of Great Neck (a 142-unit supported-living apartment community in Great Neck, New York), Classic Residence by Hyatt (a 220-unit supported-living apartment community in Teaneck, New Jersey), Classic Residence by Hyatt (a 339-unit supported-living apartment community in Chevy Chase, Maryland), Classic Residence by Hyatt (a 310-unit supported-living apartment community in Yonkers, New York), Granada Gardens (a 940-unit apartment community in Warrensville Heights, Ohio) and Clarkwood (a 568-unit apartment community in Warrensville Heights, Ohio).

(4)	Relates to non-cash changes in completed rental properties with increases primarily due to acquisition of a partners’ interest and decreases primarily due to impairment of real estate assets.

(5)
Primarily reflects the impact on projects under development based on the adoption of the new GAAP accounting guidance on consolidation of VIEs. Upon adoption of the new guidance effective February 1, 2010, the Barclays Center Arena became a consolidated entity and we deconsolidated the Village at Gulfstream. The remaining amounts are miscellaneous non-cash changes to projects under development.

(6)
Primarily reflects the impact on completed rental properties based on the adoption of the new GAAP accounting guidance discussed in (5) above. Upon adoption of the new guidance, seven residential entities and one commercial entity in the operating portfolio were deconsolidated. The remaining amounts are miscellaneous non-cash changes to completed rental properties, including impairments of rental properties.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Three Months Ended January 31, 2011 and 2010 (in thousands)

	Commercial Group 2010					Commercial Group 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
Revenues from real estate operations	$231,626	$17,054	$41,125	$2,170	$257,867	$248,691	$11,041	$29,645	$4,292	$271,587
Exclude straight-line rent adjustment	(9,233)	-	-	(144)	(9,377)	(5,053)	-	-	(176)	(5,229)

Adjusted revenues	222,393	17,054	41,125	2,026	248,490	243,638	11,041	29,645	4,116	266,358
Add interest and other income	9,954	258	39	(1)	9,734	16,929	19	(1,325)	-	15,585
Add equity in earnings (loss) of unconsolidated entities, including impairment	(32,514)	-	32,514	-	-	(1)	(1)	-	-	-
Exclude gain (loss) on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude impairment of unconsolidated real estate	35,000	-	(35,000)	-	-	1,693	-	(1,693)	-	-
Exclude depreciation and amortization of unconsolidated entities	8,962	-	(8,962)	-	-	4,875	-	(4,875)	-	-

Adjusted total income	243,795	17,312	29,716	2,025	258,224	267,134	11,059	21,752	4,116	281,943
Operating expenses	115,843	8,298	19,043	893	127,481	136,395	5,417	15,153	2,005	148,136
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	395	-	-	-	395	1,589	-	-	-	1,589
Exclude straight-line rent adjustment	(1,248)	-	-	-	(1,248)	(1,595)	-	-	-	(1,595)
Exclude preference payment	(585)	-	-	-	(585)	(585)	-	-	-	(585)

Adjusted operating expenses	114,405	8,298	19,043	893	126,043	135,804	5,417	15,153	2,005	147,545
Net operating income	129,390	9,014	10,673	1,132	132,181	131,330	5,642	6,599	2,111	134,398
Interest expense	50,529	3,263	13,464	765	61,495	61,736	3,512	6,599	1,656	66,479
(Gain) loss on early extinguishment of debt	-	-	(2,791)	-	(2,791)	-	-	-	-	-
Noncontrolling interest in earnings before depreciation and amortization	5,751	5,751	-	-	-	2,130	2,130	-	-	-
Add: Pre-Tax EBDT from discontinued operations	367	-	-	(367)	-	455	-	-	(455)	-

Pre-Tax EBDT	73,477	-	-	-	73,477	67,919	-	-	-	67,919
Income tax expense (benefit)	2,138	-	-	-	2,138	(727)	-	-	-	(727)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$71,339	$-	$-	$-	$71,339	$68,646	$-	$-	$-	$68,646

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$71,339	$-	$-	$-	$71,339	$68,646	$-	$-	$-	$68,646
Depreciation and amortization - Real Estate Groups	(53,269)	-	-	(178)	(53,447)	(51,611)	-	-	(1,297)	(52,908)
Amortization of mortgage procurement costs - Real Estate Groups	(2,839)	-	-	(7)	(2,846)	(2,864)	-	-	(65)	(2,929)
Deferred taxes - Real Estate Groups	2,800	-	-	(503)	2,297	897	-	-	(207)	690
Straight-line rent adjustment	7,985	-	-	144	8,129	3,458	-	-	176	3,634
Preference payment	(585)	-	-	-	(585)	(585)	-	-	-	(585)
Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	825	-	-	27,657	28,482	-	-	-	-	-
Gain (loss) on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	(21,000)	-	(21,000)	(2,174)	-	(1,037)	(8,067)	(11,278)
Impairment of unconsolidated real estate, net of tax	(21,000)	-	21,000	-	-	(1,037)	-	1,037	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(178)	-	-	178	-	(1,297)	-	-	1,297	-
Amortization of mortgage procurement costs - Real Estate Groups	(7)	-	-	7	-	(65)	-	-	65	-
Deferred taxes - Real Estate Groups	(503)	-	-	503	-	(207)	-	-	207	-
Straight-line rent adjustment	144	-	-	(144)	-	176	-	-	(176)	-
Gain on disposition of rental properties	27,657	-	-	(27,657)	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate	-	-	-	-	-	(8,067)	-	-	8,067	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$32,369	$-	$-	$-	$32,369	$5,270	$-	$-	$-	$5,270

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$32,369	$-	$-	$-	$32,369	$5,270	$-	$-	$-	$5,270

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Three Months Ended January 31, 2011 and 2010 (in thousands) (continued)

	Residential Group 2010					Residential Group 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
Revenues from real estate operations	$53,597	$922	$37,102	$-	$89,777	$63,063	$1,154	$38,266	$1,435	$101,610
Exclude straight-line rent adjustment	215	-	-	-	215	(54)	-	-	-	(54)

Adjusted revenues	53,812	922	37,102	-	89,992	63,009	1,154	38,266	1,435	101,556
Add interest and other income	5,587	151	332	-	5,768	10,831	(7)	726	1	11,565
Add equity in earnings (loss) of unconsolidated entities, including impairment	20,883	1,719	(19,283)	-	(119)	43,283	6	(43,209)	-	68
Exclude gain (loss) on disposition of unconsolidated entities	(15,633)	-	15,633	-	-	(45,263)	-	45,263	-	-
Exclude impairment of unconsolidated real estate	-	-	-	-	-	-	-	-	-	-
Exclude depreciation and amortization of unconsolidated entities	6,830	-	(6,830)	-	-	8,193	-	(8,193)	-	-

Adjusted total income	71,479	2,792	26,954	-	95,641	80,053	1,153	32,853	1,436	113,189
Operating expenses	37,463	307	18,320	-	55,476	27,057	755	23,836	764	50,902
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	249	-	-	-	249	954	-	-	-	954
Exclude straight-line rent adjustment	2	-	-	-	2	1	-	-	-	1
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	37,714	307	18,320	-	55,727	28,012	755	23,836	764	51,857
Net operating income	33,765	2,485	8,634	-	39,914	52,041	398	9,017	672	61,332
Interest expense	3,915	329	8,628	-	12,214	6,411	343	8,063	87	14,218
(Gain) loss on early extinguishment of debt	(1)	-	6	-	5	1,396	-	954	-	2,350
Noncontrolling interest in earnings before depreciation and amortization	2,156	2,156	-	-	-	55	55	-	-	-
Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	585	-	-	(585)	-

Pre-Tax EBDT	27,695	-	-	-	27,695	44,764	-	-	-	44,764
Income tax expense (benefit)	8,596	-	-	-	8,596	4,112	-	-	-	4,112

Earnings before depreciation, amortization and deferred taxes (EBDT)	$19,099	$-	$-	$-	$19,099	$40,652	$-	$-	$-	$40,652

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$19,099	$-	$-	$-	$19,099	$40,652	$-	$-	$-	$40,652
Depreciation and amortization - Real Estate Groups	(19,870)	-	-	-	(19,870)	(22,017)	-	-	(396)	(22,413)
Amortization of mortgage procurement costs - Real Estate Groups	(709)	-	-	-	(709)	(699)	-	-	(8)	(707)
Deferred taxes - Real Estate Groups	8,225	-	-	-	8,225	(1,690)	-	-	(124)	(1,814)
Straight-line rent adjustment	(213)	-	-	-	(213)	55	-	-	-	55
Preference payment	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	-	-	9,570	-	9,570	-	-	27,709	-	27,709
Gain (loss) on disposition of unconsolidated entities, net of tax	9,570	-	(9,570)	-	-	27,709	-	(27,709)	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	(2,719)	(2,719)
Impairment of unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(396)	-	-	396	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(8)	-	-	8	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(124)	-	-	124	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate	-	-	-	-	-	(2,719)	-	-	2,719	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$16,102	$-	$-	$-	$16,102	$40,763	$-	$-	$-	$40,763

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$16,102	$-	$-	$-	$16,102	$40,763	$-	$-	$-	$40,763

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Three Months Ended January 31, 2011 and 2010 (in thousands) (continued)

	Land Development Group 2010					Land Development Group 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
Revenues from real estate operations	$12,567	$1,031	$1,940	$-	$13,476	$6,776	$460	$2,998	$-	$9,314
Exclude straight-line rent adjustment	3	-	-	-	3	-	-	-	-	-

Adjusted revenues	12,570	1,031	1,940	-	13,479	6,776	460	2,998	-	9,314
Add interest and other income	2,216	202	10	-	2,024	2,052	163	(29)	-	1,860
Add equity in earnings (loss) of unconsolidated entities, including impairment	(799)	-	850	-	51	453	-	(777)	-	(324)
Exclude gain (loss) on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude impairment of unconsolidated real estate	714	-	(714)	-	-	-	-	-	-	-
Exclude depreciation and amortization of unconsolidated entities	59	-	(59)	-	-	225	-	(225)	-	-

Adjusted total income	14,760	1,233	2,027	-	15,554	9,506	623	1,967	-	10,850
Operating expenses	11,776	849	1,891	-	12,818	9,070	379	2,290	-	10,981
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	43	-	-	-	43	71	-	-	-	71
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	11,819	849	1,891	-	12,861	9,141	379	2,290	-	11,052
Net operating income	2,941	384	136	-	2,693	365	244	(323)	-	(202)
Interest expense	829	90	136	-	875	486	70	(323)	-	93
(Gain) loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-
Noncontrolling interest in earnings before depreciation and amortization	294	294	-	-	-	174	174	-	-	-
Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	1,818	-	-	-	1,818	(295)	-	-	-	(295)
Income tax expense (benefit)	449	-	-	-	449	(5,305)	-	-	-	(5,305)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$1,369	$-	$-	$-	$1,369	$5,010	$-	$-	$-	$5,010

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$1,369	$-	$-	$-	$1,369	$5,010	$-	$-	$-	$5,010
Depreciation and amortization - Real Estate Groups	(62)	-	-	-	(62)	(112)	-	-	-	(112)
Amortization of mortgage procurement costs - Real Estate Groups	(62)	-	-	-	(62)	(214)	-	-	-	(214)
Deferred taxes - Real Estate Groups	236	-	-	-	236	(6,158)	-	-	-	(6,158)
Straight-line rent adjustment	(3)	-	-	-	(3)	-	-	-	-	-
Preference payment	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	(437)	-	(437)	(1,365)	-	-	-	(1,365)
Impairment of unconsolidated real estate, net of tax	(437)	-	437	-	-	-	-	-	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate	-	-	-	-	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$1,041	$-	$-	$-	$1,041	$(2,839)	$-	$-	$-	$(2,839)

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$1,041	$-	$-	$-	$1,041	$(2,839)	$-	$-	$-	$(2,839)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Three Months Ended January 31, 2011 and 2010 (in thousands) (continued)

	The Nets 2010					The Nets 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
Revenues from real estate operations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	-	-	-	-	-	-	-	-
Add interest and other income	-	-	-	-	-	-	-	21,538	-	21,538
Add equity in earnings (loss) of unconsolidated entities, including impairment	(312)	-	-	-	(312)	(13,648)	-	13,648	-	-
Exclude gain (loss) on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude impairment of unconsolidated real estate	-	-	-	-	-	-	-	-	-	-
Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Adjusted total income	(312)	-	-	-	(312)	(13,648)	-	35,186	-	21,538
Operating expenses	-	-	-	-	-	-	-	29,826	-	29,826
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	-	-	-	-	-	-	-	2,744	-	2,744
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	-	-	-	-	-	-	-	32,570	-	32,570
Net operating income	(312)	-	-	-	(312)	(13,648)	-	2,616	-	(11,032)
Interest expense	-	-	-	-	-	-	-	2,616	-	2,616
(Gain) loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-
Noncontrolling interest in earnings before depreciation and amortization	-	-	-	-	-	-	-	-	-	-
Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	(312)	-	-	-	(312)	(13,648)	-	-	-	(13,648)
Income tax expense (benefit)	811	-	-	-	811	(4,593)	-	-	-	(4,593)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(1,123)	$-	$-	$-	$(1,123)	$(9,055)	$-	$-	$-	$(9,055)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(1,123)	$-	$-	$-	$(1,123)	$(9,055)	$-	$-	$-	$(9,055)
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Preference payment	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate	-	-	-	-	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(1,123)	$-	$-	$-	$(1,123)	$(9,055)	$-	$-	$-	$(9,055)

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$(1,123)	$-	$-	$-	$(1,123)	$(9,055)	$-	$-	$-	$(9,055)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Three Months Ended January 31, 2011 and 2010 (in thousands) (continued)

	Corporate Activities 2010					Corporate Activities 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
Revenues from real estate operations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	-	-	-	-	-	-	-	-
Add interest and other income	105	-	-	-	105	268	-	-	-	268
Add equity in earnings (loss) of unconsolidated entities, including impairment	-	-	-	-	-	-	-	-	-	-
Exclude gain (loss) on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude impairment of unconsolidated real estate	-	-	-	-	-	-	-	-	-	-
Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Adjusted total income	105	-	-	-	105	268	-	-	-	268
Operating expenses	17,705	-	-	-	17,705	9,240	-	-	-	9,240
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	404	-	-	-	404	494	-	-	-	494
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	18,109	-	-	-	18,109	9,734	-	-	-	9,734
Net operating income	(18,004)	-	-	-	(18,004)	(9,466)	-	-	-	(9,466)
Interest expense	15,832	-	-	-	15,832	21,456	-	-	-	21,456
(Gain) loss on early extinguishment of debt	31,689	-	-	-	31,689	-	-	-	-	-
Noncontrolling interest in earnings before depreciation and amortization	-	-	-	-	-	-	-	-	-	-
Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	(65,525)	-	-	-	(65,525)	(30,922)	-	-	-	(30,922)
Income tax expense (benefit)	(17,990)	-	-	-	(17,990)	(4,076)	-	-	-	(4,076)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(47,535)	$-	$-	$-	$(47,535)	$(26,846)	$-	$-	$-	$(26,846)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(47,535)	$-	$-	$-	$(47,535)	$(26,846)	$-	$-	$-	$(26,846)
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	(2,687)	-	-	-	(2,687)	(1,810)	-	-	-	(1,810)
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Preference payment	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	-	-	-	-	-	-	-	-	718	718
Gain (loss) on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate	-	-	-	-	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	718	-	-	(718)	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(50,222)	$-	$-	$-	$(50,222)	$(27,938)	$-	$-	$-	$(27,938)

Preferred dividends	(3,850)	-	-	-	(3,850)	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$(54,072)	$-	$-	$-	$(54,072)	$(27,938)	$-	$-	$-	$(27,938)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Three Months Ended January 31, 2011 and 2010 (in thousands) (continued)

	Total 2010					Total 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
Revenues from real estate operations	$297,790	$19,007	$80,167	$2,170	$361,120	$318,530	$12,655	$70,909	$5,727	$382,511
Exclude straight-line rent adjustment	(9,015)	-	-	(144)	(9,159)	(5,107)	-	-	(176)	(5,283)

Adjusted revenues	288,775	19,007	80,167	2,026	351,961	313,423	12,655	70,909	5,551	377,228
Add interest and other income	17,862	611	381	(1)	17,631	30,080	175	20,910	1	50,816
Add equity in earnings (loss) of unconsolidated entities, including impairment	(12,742)	1,719	14,081	-	(380)	30,087	5	(30,338)	-	(256)
Exclude gain (loss) on disposition of unconsolidated entities	(15,633)	-	15,633	-	-	(45,263)	-	45,263	-	-
Exclude impairment of unconsolidated real estate	35,714	-	(35,714)	-	-	1,693	-	(1,693)	-	-
Exclude depreciation and amortization of unconsolidated entities	15,851	-	(15,851)	-	-	13,293	-	(13,293)	-	-

Adjusted total income	329,827	21,337	58,697	2,025	369,212	343,313	12,835	91,758	5,552	427,788
Operating expenses	182,787	9,454	39,254	893	213,480	181,762	6,551	71,105	2,769	249,085
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	1,091	-	-	-	1,091	3,108	-	2,744	-	5,852
Exclude straight-line rent adjustment	(1,246)	-	-	-	(1,246)	(1,594)	-	-	-	(1,594)
Exclude preference payment	(585)	-	-	-	(585)	(585)	-	-	-	(585)

Adjusted operating expenses	182,047	9,454	39,254	893	212,740	182,691	6,551	73,849	2,769	252,758
Net operating income	147,780	11,883	19,443	1,132	156,472	160,622	6,284	17,909	2,783	175,030
Interest expense	71,105	3,682	22,228	765	90,416	90,089	3,925	16,955	1,743	104,862
(Gain) loss on early extinguishment of debt	31,688	-	(2,785)	-	28,903	1,396	-	954	-	2,350
Noncontrolling interest in earnings before depreciation and amortization	8,201	8,201	-	-	-	2,359	2,359	-	-	-
Add: Pre-Tax EBDT from discontinued operations	367	-	-	(367)	-	1,040	-	-	(1,040)	-

Pre-Tax EBDT	37,153	-	-	-	37,153	67,818	-	-	-	67,818
Income tax expense (benefit)	(5,996)	-	-	-	(5,996)	(10,589)	-	-	-	(10,589)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$43,149	$-	$-	$-	$43,149	$78,407	$-	$-	$-	$78,407

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$43,149	$-	$-	$-	$43,149	$78,407	$-	$-	$-	$78,407
Depreciation and amortization - Real Estate Groups	(73,201)	-	-	(178)	(73,379)	(73,740)	-	-	(1,693)	(75,433)
Amortization of mortgage procurement costs - Real Estate Groups	(3,610)	-	-	(7)	(3,617)	(3,777)	-	-	(73)	(3,850)
Deferred taxes - Real Estate Groups	8,574	-	-	(503)	8,071	(8,761)	-	-	(331)	(9,092)
Straight-line rent adjustment	7,769	-	-	144	7,913	3,513	-	-	176	3,689
Preference payment	(585)	-	-	-	(585)	(585)	-	-	-	(585)
Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	825	-	9,570	27,657	38,052	-	-	27,709	718	28,427
Gain (loss) on disposition of unconsolidated entities, net of tax	9,570	-	(9,570)	-	-	27,709	-	(27,709)	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	(21,437)	-	(21,437)	(3,539)	-	(1,037)	(10,786)	(15,362)
Impairment of unconsolidated real estate, net of tax	(21,437)	-	21,437	-	-	(1,037)	-	1,037	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(178)	-	-	178	-	(1,693)	-	-	1,693	-
Amortization of mortgage procurement costs - Real Estate Groups	(7)	-	-	7	-	(73)	-	-	73	-
Deferred taxes - Real Estate Groups	(503)	-	-	503	-	(331)	-	-	331	-
Straight-line rent adjustment	144	-	-	(144)	-	176	-	-	(176)	-
Gain on disposition of rental properties	27,657	-	-	(27,657)	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate	-	-	-	-	-	(10,786)	-	-	10,786	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	718	-	-	(718)	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(1,833)	$-	$-	$-	$(1,833)	$6,201	$-	$-	$-	$6,201

Preferred dividends	(3,850)	-	-	-	(3,850)	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$(5,683)	$-	$-	$-	$(5,683)	$6,201	$-	$-	$-	$6,201

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Year Ended January 31, 2011 and 2010 (in thousands)

	Commercial Group 2010					Commercial Group 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
Revenues from real estate operations	$934,045	$62,572	$159,015	$15,342	$1,045,830	$954,669	$44,001	$112,723	$19,882	$1,043,273
Exclude straight-line rent adjustment	(22,375)	-	-	(609)	(22,984)	(18,739)	-	-	(869)	(19,608)

Adjusted revenues	911,670	62,572	159,015	14,733	1,022,846	935,930	44,001	112,723	19,013	1,023,665
Add interest and other income	23,392	1,318	357	2	22,433	19,569	(24)	800	5	20,398
Add gain on disposition of partial interests in other investment - Nets	-	-	-	-	-	-	-	-	-	-
Add equity in earnings (loss) of unconsolidated entities, including impairment	(29,269)	-	29,269	-	-	(3,864)	-	3,862	-	(2)
Exclude gain (loss) on disposition of unconsolidated entities	(5,613)	-	5,613	-	-	-	-	-	-	-
Exclude impairment of unconsolidated real estate	49,889	-	(49,889)	-	-	10,521	-	(10,521)	-	-
Exclude depreciation and amortization of unconsolidated entities	29,581	-	(29,581)	-	-	17,770	-	(17,770)	-	-

Adjusted total income	979,650	63,890	114,784	14,735	1,045,279	979,926	43,977	89,094	19,018	1,044,061
Operating expenses	463,807	32,751	71,484	5,841	508,381	472,890	20,758	60,013	9,054	521,199
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	1,750	-	-	-	1,750	6,465	-	-	-	6,465
Exclude straight-line rent adjustment	(5,338)	-	-	-	(5,338)	(6,452)	-	-	-	(6,452)
Exclude preference payment	(2,341)	-	-	-	(2,341)	(2,341)	-	-	-	(2,341)

Adjusted operating expenses	457,878	32,751	71,484	5,841	502,452	470,562	20,758	60,013	9,054	518,871
Net operating income	521,772	31,139	43,300	8,894	542,827	509,364	23,219	29,081	9,964	525,190
Interest expense	227,216	17,411	46,091	5,706	261,602	232,631	13,083	29,081	6,999	255,628
(Gain) loss on early extinguishment of debt	-	-	(2,791)	-	(2,791)	(24,219)	-	-	-	(24,219)
Noncontrolling interest in earnings before depreciation and amortization	13,728	13,728	-	-	-	10,136	10,136	-	-	-
Add: Pre-Tax EBDT from discontinued operations	3,188	-	-	(3,188)	-	2,965	-	-	(2,965)	-

Pre-Tax EBDT	284,016	-	-	-	284,016	293,781	-	-	-	293,781
Income tax expense (benefit)	6,536	-	-	-	6,536	7,361	-	-	-	7,361

Earnings before depreciation, amortization and deferred taxes (EBDT)	$277,480	$-	$-	$-	$277,480	$286,420	$-	$-	$-	$286,420

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$277,480	$-	$-	$-	$277,480	$286,420	$-	$-	$-	$286,420
Depreciation and amortization - Real Estate Groups	(205,876)	-	-	(3,660)	(209,536)	(205,277)	-	-	(5,421)	(210,698)
Amortization of mortgage procurement costs - Real Estate Groups	(11,377)	-	-	(110)	(11,487)	(12,019)	-	-	(237)	(12,256)
Deferred taxes - Real Estate Groups	(13,746)	-	-	(1,195)	(14,941)	(11,122)	-	-	(690)	(11,812)
Straight-line rent adjustment	17,037	-	-	609	17,646	12,287	-	-	869	13,156
Preference payment	(2,341)	-	-	-	(2,341)	(2,341)	-	-	-	(2,341)
Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	106,943	-	3,436	26,899	137,278	-	-	-	2,784	2,784
Gain (loss) on disposition of unconsolidated entities, net of tax	3,436	-	(3,436)	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	(2,213)	-	(30,115)	(48,731)	(81,059)	(2,174)	-	(6,441)	(8,067)	(16,682)
Impairment of unconsolidated real estate, net of tax	(30,115)	-	30,115	-	-	(6,441)	-	6,441	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(3,660)	-	-	3,660	-	(5,421)	-	-	5,421	-
Amortization of mortgage procurement costs - Real Estate Groups	(110)	-	-	110	-	(237)	-	-	237	-
Deferred taxes - Real Estate Groups	(1,195)	-	-	1,195	-	(690)	-	-	690	-
Straight-line rent adjustment	609	-	-	(609)	-	869	-	-	(869)	-
Gain on disposition of rental properties, net of tax	26,899	-	-	(26,899)	-	2,784	-	-	(2,784)	-
Impairment of consolidated and unconsolidated real estate	(48,731)	-	-	48,731	-	(8,067)	-	-	8,067	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$113,040	$-	$-	$-	$113,040	$48,571	$-	$-	$-	$48,571

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$113,040	$-	$-	$-	$113,040	$48,571	$-	$-	$-	$48,571

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Year Ended January 31, 2011 and 2010 (in thousands) (continued)

	Residential Group 2010					Residential Group 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
Revenues from real estate operations	$211,485	$3,623	$147,786	$2,506	$358,154	$257,077	$5,144	$178,530	$10,496	$440,959
Exclude straight-line rent adjustment	(516)	-	-	-	(516)	(85)	-	-	-	(85)

Adjusted revenues	210,969	3,623	147,786	2,506	357,638	256,992	5,144	178,530	10,496	440,874
Add interest and other income	19,830	551	1,166	4	20,449	23,673	52	1,215	1	24,837
Add gain on disposition of partial interests in other investment - Nets	-	-	-	-	-	-	-	-	-	-
Add equity in earnings (loss) of unconsolidated entities, including impairment	37,415	1,630	(35,350)	-	435	28,427	(76)	(28,154)	-	349
Exclude gain (loss) on disposition of unconsolidated entities	(17,848)	-	17,848	-	-	(49,761)	-	49,761	-	-
Exclude impairment of unconsolidated real estate	-	-	-	-	-	24,303	-	(24,303)	-	-
Exclude depreciation and amortization of unconsolidated entities	24,617	-	(24,617)	-	-	27,801	-	(27,801)	-	-

Adjusted total income	274,983	5,804	106,833	2,510	378,522	311,435	5,120	149,248	10,497	466,060
Operating expenses	136,296	1,383	73,194	1,610	209,717	158,686	1,692	118,362	3,232	278,588
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	1,347	-	-	-	1,347	3,825	-	-	-	3,825
Exclude straight-line rent adjustment	6	-	-	-	6	1	-	-	-	1
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	137,649	1,383	73,194	1,610	211,070	162,512	1,692	118,362	3,232	282,414
Net operating income	137,334	4,421	33,639	900	167,452	148,923	3,428	30,886	7,265	183,646
Interest expense	21,233	975	33,608	118	53,984	27,515	1,381	29,756	2,287	58,177
(Gain) loss on early extinguishment of debt	(2,461)	(247)	31	-	(2,183)	1,799	-	1,130	-	2,929
Noncontrolling interest in earnings before depreciation and amortization	3,693	3,693	-	-	-	2,047	2,047	-	-	-
Add: Pre-Tax EBDT from discontinued operations	782	-	-	(782)	-	4,978	-	-	(4,978)	-

Pre-Tax EBDT	115,651	-	-	-	115,651	122,540	-	-	-	122,540
Income tax expense (benefit)	9,095	-	-	-	9,095	(229)	-	-	-	(229)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$106,556	$-	$-	$-	$106,556	$122,769	$-	$-	$-	$122,769

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$106,556	$-	$-	$-	$106,556	$122,769	$-	$-	$-	$122,769
Depreciation and amortization - Real Estate Groups	(75,606)	-	-	(636)	(76,242)	(79,910)	-	-	(2,874)	(82,784)
Amortization of mortgage procurement costs - Real Estate Groups	(2,568)	-	-	(13)	(2,581)	(2,627)	-	-	(76)	(2,703)
Deferred taxes - Real Estate Groups	(3,118)	-	-	(400)	(3,518)	(11,312)	-	-	(874)	(12,186)
Straight-line rent adjustment	522	-	-	-	522	86	-	-	-	86
Preference payment	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	18,083	-	10,926	1,099	30,108	-	-	30,462	-	30,462
Gain (loss) on disposition of unconsolidated entities, net of tax	10,926	-	(10,926)	-	-	30,462	-	(30,462)	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	(897)	-	(14,877)	(8,703)	(24,477)
Impairment of unconsolidated real estate, net of tax	-	-	-	-	-	(14,877)	-	14,877	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(636)	-	-	636	-	(2,874)	-	-	2,874	-
Amortization of mortgage procurement costs - Real Estate Groups	(13)	-	-	13	-	(76)	-	-	76	-
Deferred taxes - Real Estate Groups	(400)	-	-	400	-	(874)	-	-	874	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties, net of tax	1,099	-	-	(1,099)	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate	-	-	-	-	-	(8,703)	-	-	8,703	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$54,845	$-	$-	$-	$54,845	$31,167	$-	$-	$-	$31,167

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$54,845	$-	$-	$-	$54,845	$31,167	$-	$-	$-	$31,167

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Year Ended January 31, 2011 and 2010 (in thousands) (continued)

	Land Development Group 2010					Land Development Group 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
Revenues from real estate operations	$32,131	$2,224	$10,099	$-	$40,006	$20,267	$1,287	$11,776	$-	$30,756
Exclude straight-line rent adjustment	8	-	-	-	8	-	-	-	-	-

Adjusted revenues	32,139	2,224	10,099	-	40,014	20,267	1,287	11,776	-	30,756
Add interest and other income	9,162	766	106	-	8,502	9,508	690	8	-	8,826
Add gain on disposition of partial interests in other investment - Nets	-	-	-	-	-	-	-	-	-	-
Add equity in earnings (loss) of unconsolidated entities, including impairment	(20,022)	-	21,381	-	1,359	3,873	-	(3,428)	-	445
Exclude gain (loss) on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude impairment of unconsolidated real estate	22,570	-	(22,570)	-	-	1,532	-	(1,532)	-	-
Exclude depreciation and amortization of unconsolidated entities	241	-	(241)	-	-	423	-	(423)	-	-

Adjusted total income	44,090	2,990	8,775	-	49,875	35,603	1,977	6,401	-	40,027
Operating expenses	38,650	2,258	8,436	-	44,828	33,119	1,556	8,326	-	39,889
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	162	-	-	-	162	477	-	-	-	477
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	38,812	2,258	8,436	-	44,990	33,596	1,556	8,326	-	40,366
Net operating income	5,278	732	339	-	4,885	2,007	421	(1,925)	-	(339)
Interest expense	3,007	304	339	-	3,042	2,109	275	(51)	-	1,783
(Gain) loss on early extinguishment of debt	-	-	-	-	-	(9,466)	-	(1,874)	-	(11,340)
Noncontrolling interest in earnings before depreciation and amortization	428	428	-	-	-	146	146	-	-	-
Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	1,843	-	-	-	1,843	9,218	-	-	-	9,218
Income tax expense (benefit)	(533)	-	-	-	(533)	(3,610)	-	-	-	(3,610)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$2,376	$-	$-	$-	$2,376	$12,828	$-	$-	$-	$12,828

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$2,376	$-	$-	$-	$2,376	$12,828	$-	$-	$-	$12,828
Depreciation and amortization - Real Estate Groups	(264)	-	-	-	(264)	(387)	-	-	-	(387)
Amortization of mortgage procurement costs - Real Estate Groups	(273)	-	-	-	(273)	(624)	-	-	-	(624)
Deferred taxes - Real Estate Groups	(591)	-	-	-	(591)	(7,987)	-	-	-	(7,987)
Straight-line rent adjustment	(8)	-	-	-	(8)	-	-	-	-	-
Preference payment	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	(1,016)	-	(13,817)	-	(14,833)	(2,381)	-	(938)	-	(3,319)
Impairment of unconsolidated real estate, net of tax	(13,817)	-	13,817	-	-	(938)	-	938	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate	-	-	-	-	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(13,593)	$-	$-	$-	$(13,593)	$511	$-	$-	$-	$511

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$(13,593)	$-	$-	$-	$(13,593)	$511	$-	$-	$-	$511

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Year Ended January 31, 2011 and 2010 (in thousands) (continued)

	The Nets 2010					The Nets 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
Revenues from real estate operations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	-	-	-	-	-	-	-	-
Add interest and other income	-	-	14,037	-	14,037	-	-	52,453	-	52,453
Add gain on disposition of partial interests in other investment - Nets	55,112	23,675	-	-	31,437	-	-	-	-	-
Add equity in earnings (loss) of unconsolidated entities, including impairment	(18,318)	(6,243)	4,207	-	(7,868)	(43,489)	-	43,489	-	-
Exclude gain (loss) on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude impairment of unconsolidated real estate	-	-	-	-	-	-	-	-	-	-
Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Adjusted total income	36,794	17,432	18,244	-	37,606	(43,489)	-	95,942	-	52,453
Operating expenses	-	-	16,151	-	16,151	-	-	72,384	-	72,384
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	-	-	947	-	947	-	-	15,494	-	15,494
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	-	-	17,098	-	17,098	-	-	87,878	-	87,878
Net operating income	36,794	17,432	1,146	-	20,508	(43,489)	-	8,064	-	(35,425)
Interest expense	-	-	1,146	-	1,146	-	-	8,064	-	8,064
(Gain) loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-
Noncontrolling interest in earnings before depreciation and amortization	17,432	17,432	-	-	-	-	-	-	-	-
Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	19,362	-	-	-	19,362	(43,489)	-	-	-	(43,489)
Income tax expense (benefit)	9,711	-	-	-	9,711	(14,815)	-	-	-	(14,815)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$9,651	$-	$-	$-	$9,651	$(28,674)	$-	$-	$-	$(28,674)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$9,651	$-	$-	$-	$9,651	$(28,674)	$-	$-	$-	$(28,674)
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Preference payment	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate	-	-	-	-	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$9,651	$-	$-	$-	$9,651	$(28,674)	$-	$-	$-	$(28,674)

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$9,651	$-	$-	$-	$9,651	$(28,674)	$-	$-	$-	$(28,674)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Year Ended January 31, 2011 and 2010 (in thousands) (continued)

	Corporate Activities 2010					Corporate Activities 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
Revenues from real estate operations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	-	-	-	-	-	-	-	-
Add interest and other income	442	-	-	-	442	1,249	-	-	-	1,249
Add gain on disposition of partial interests in other investment - Nets	-	-	-	-	-	-	-	-	-	-
Add equity in earnings (loss) of unconsolidated entities, including impairment	-	-	-	-	-	-	-	-	-	-
Exclude gain (loss) on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude impairment of unconsolidated real estate	-	-	-	-	-	-	-	-	-	-
Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Adjusted total income	442	-	-	-	442	1,249	-	-	-	1,249
Operating expenses	47,030	-	-	-	47,030	39,857	-	-	-	39,857
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	1,769	-	-	-	1,769	2,713	-	-	-	2,713
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	48,799	-	-	-	48,799	42,570	-	-	-	42,570
Net operating income	(48,357)	-	-	-	(48,357)	(41,321)	-	-	-	(41,321)
Interest expense	63,884	-	-	-	63,884	80,891	-	-	-	80,891
(Gain) loss on early extinguishment of debt	23,496	-	-	-	23,496	(4,683)	-	-	-	(4,683)
Noncontrolling interest in earnings before depreciation and amortization	-	-	-	-	-	-	-	-	-	-
Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	(135,737)	-	-	-	(135,737)	(117,529)	-	-	-	(117,529)
Income tax expense (benefit)	(49,549)	-	-	-	(49,549)	(25,292)	-	-	-	(25,292)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(86,188)	$-	$-	$-	$(86,188)	$(92,237)	$-	$-	$-	$(92,237)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(86,188)	$-	$-	$-	$(86,188)	$(92,237)	$-	$-	$-	$(92,237)
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	(19,095)	-	-	-	(19,095)	9,293	-	-	-	9,293
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Preference payment	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	-	-	-	-	-	-	-	-	718	718
Gain (loss) on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate	-	-	-	-	-	-	-	-	-	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	718	-	-	(718)	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(105,283)	$-	$-	$-	$(105,283)	$(82,226)	$-	$-	$-	$(82,226)

Preferred dividends	(11,807)	-	-	-	(11,807)	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$(117,090)	$-	$-	$-	$(117,090)	$(82,226)	$-	$-	$-	$(82,226)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Year Ended January 31, 2011 and 2010 (in thousands) (continued)

	Total 2010					Total 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
Revenues from real estate operations	$1,177,661	$68,419	$316,900	$17,848	$1,443,990	$1,232,013	$50,432	$303,029	$30,378	$1,514,988
Exclude straight-line rent adjustment	(22,883)	-	-	(609)	(23,492)	(18,824)	-	-	(869)	(19,693)

Adjusted revenues	1,154,778	68,419	316,900	17,239	1,420,498	1,213,189	50,432	303,029	29,509	1,495,295
Add interest and other income	52,826	2,635	15,666	6	65,863	53,999	718	54,476	6	107,763
Add gain on disposition of partial interests in other investment - Nets	55,112	23,675	-	-	31,437	-	-	-	-	-
Add equity in earnings (loss) of unconsolidated entities, including impairment	(30,194)	(4,613)	19,507	-	(6,074)	(15,053)	(76)	15,769	-	792
Exclude gain (loss) on disposition of unconsolidated entities	(23,461)	-	23,461	-	-	(49,761)	-	49,761	-	-
Exclude impairment of unconsolidated real estate	72,459	-	(72,459)	-	-	36,356	-	(36,356)	-	-
Exclude depreciation and amortization of unconsolidated entities	54,439	-	(54,439)	-	-	45,994	-	(45,994)	-	-

Adjusted total income	1,335,959	90,116	248,636	17,245	1,511,724	1,284,724	51,074	340,685	29,515	1,603,850
Operating expenses	685,783	36,392	169,265	7,451	826,107	704,552	24,006	259,085	12,286	951,917
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	5,028	-	947	-	5,975	13,480	-	15,494	-	28,974
Exclude straight-line rent adjustment	(5,332)	-	-	-	(5,332)	(6,451)	-	-	-	(6,451)
Exclude preference payment	(2,341)	-	-	-	(2,341)	(2,341)	-	-	-	(2,341)

Adjusted operating expenses	683,138	36,392	170,212	7,451	824,409	709,240	24,006	274,579	12,286	972,099
Net operating income	652,821	53,724	78,424	9,794	687,315	575,484	27,068	66,106	17,229	631,751
Interest expense	315,340	18,690	81,184	5,824	383,658	343,146	14,739	66,850	9,286	404,543
(Gain) loss on early extinguishment of debt	21,035	(247)	(2,760)	-	18,522	(36,569)	-	(744)	-	(37,313)
Noncontrolling interest in earnings before depreciation and amortization	35,281	35,281	-	-	-	12,329	12,329	-	-	-
Add: Pre-Tax EBDT from discontinued operations	3,970	-	-	(3,970)	-	7,943	-	-	(7,943)	-

Pre-Tax EBDT	285,135	-	-	-	285,135	264,521	-	-	-	264,521
Income tax expense (benefit)	(24,740)	-	-	-	(24,740)	(36,585)	-	-	-	(36,585)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$309,875	$-	$-	$-	$309,875	$301,106	$-	$-	$-	$301,106

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$309,875	$-	$-	$-	$309,875	$301,106	$-	$-	$-	$301,106
Depreciation and amortization - Real Estate Groups	(281,746)	-	-	(4,296)	(286,042)	(285,574)	-	-	(8,295)	(293,869)
Amortization of mortgage procurement costs - Real Estate Groups	(14,218)	-	-	(123)	(14,341)	(15,270)	-	-	(313)	(15,583)
Deferred taxes - Real Estate Groups	(36,550)	-	-	(1,595)	(38,145)	(21,128)	-	-	(1,564)	(22,692)
Straight-line rent adjustment	17,551	-	-	609	18,160	12,373	-	-	869	13,242
Preference payment	(2,341)	-	-	-	(2,341)	(2,341)	-	-	-	(2,341)
Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	125,026	-	14,362	27,998	167,386	-	-	30,462	3,502	33,964
Gain (loss) on disposition of unconsolidated entities, net of tax	14,362	-	(14,362)	-	-	30,462	-	(30,462)	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	(3,229)	-	(43,932)	(48,731)	(95,892)	(5,452)	-	(22,256)	(16,770)	(44,478)
Impairment of unconsolidated real estate, net of tax	(43,932)	-	43,932	-	-	(22,256)	-	22,256	-	-
Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(4,296)	-	-	4,296	-	(8,295)	-	-	8,295	-
Amortization of mortgage procurement costs - Real Estate Groups	(123)	-	-	123	-	(313)	-	-	313	-
Deferred taxes - Real Estate Groups	(1,595)	-	-	1,595	-	(1,564)	-	-	1,564	-
Straight-line rent adjustment	609	-	-	(609)	-	869	-	-	(869)	-
Gain on disposition of rental properties, net of tax	27,998	-	-	(27,998)	-	2,784	-	-	(2,784)	-
Impairment of consolidated and unconsolidated real estate	(48,731)	-	-	48,731	-	(16,770)	-	-	16,770	-
Deferred gain on disposition of Lumber Group	-	-	-	-	-	718	-	-	(718)	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$58,660	$-	$-	$-	$58,660	$(30,651)	$-	$-	$-	$(30,651)

Preferred dividends	(11,807)	-	-	-	(11,807)	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$46,853	$-	$-	$-	$46,853	$(30,651)	$-	$-	$-	$(30,651)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
January 31, 2011
COMMERCIAL GROUP
OFFICE BUILDINGS

		Date of						Leasable
		Opening/					Leasable	Square
		Acquisition/	Legal	Pro-Rata			Square	Feet at Pro-
Name		Expansion	Ownership (1)	Ownership (2)	Location	Major Tenants	Feet	Rata %

Consolidated Office Buildings
	2 Hanson Place	2004	100.00%	100.00%	Brooklyn, NY	Bank of New York, HSBC	399,000	399,000
	250 Huron	1991	100.00%	100.00%	Cleveland, OH	Leasing in progress	119,000	119,000
	4930 Oakton	2006	100.00%	100.00%	Skokie, IL	Sanford Brown College	40,000	40,000
	Ballston Common Office Center	2005	100.00%	100.00%	Arlington, VA	US Coast Guard; Better Business Bureau	174,000	174,000
	Colorado Studios	2007	90.00%	90.00%	Denver, CO	Colorado Studios	75,000	68,000
	Commerce Court	2007	100.00%	100.00%	Pittsburgh, PA	US Bank; Wesco Distributors; Cardworks Services; Marc USA	379,000	379,000
	Edgeworth Building	2006	100.00%	100.00%	Richmond, VA	Hirschler Fleischer; Ernst & Young	137,000	137,000
	Eleven MetroTech Center	1995	85.00%	85.00%	Brooklyn, NY	City of New York - DoITT; E-911	216,000	184,000
	Fairmont Plaza	1998	85.00%	85.00%	San Jose, CA	Littler Mendelson; Merrill Lynch; UBS Financial; Camera 12 Cinemas; Accenture	405,000	344,000
	Fifteen MetroTech Center	2003	95.00%	95.00%	Brooklyn, NY	Wellchoice, Inc.; City of New York - HRA	650,000	618,000
	Halle Building	1986	100.00%	100.00%	Cleveland, OH	Case Western Reserve University; Grant Thornton; CEOGC	409,000	409,000
	Harlem Center	2003	100.00%	100.00%	Manhattan, NY	Office of General Services-Temporary Disability & Assistance; State Liquor Authority	147,000	147,000
(3)	Higbee Building	1990	100.00%	100.00%	Cleveland, OH	Key Bank; Horseshoe Casino	815,000	815,000
	Illinois Science and Technology Park
	- 4901 Searle (A)	2006	100.00%	100.00%	Skokie, IL	Northshore University Health System	224,000	224,000
	- 8025 Lamon (P)	2006	100.00%	100.00%	Skokie, IL	NanoInk, Inc.; Midwest Bio Research; Vetter Development Services	128,000	128,000
+	- 8030 Lamon (J)	2010	100.00%	100.00%	Skokie, IL	Leasing in progress	147,000	147,000
	- 8045 Lamon (Q)	2007	100.00%	100.00%	Skokie, IL	Astellas; Polyera; APP Pharmaceuticals, LLC	161,000	161,000
	Johns Hopkins - 855 North Wolfe Street	2008	76.60%	76.60%	East Baltimore, MD	Johns Hopkins; Brain Institute; Howard Hughes Institute	279,000	214,000
	New York Times	2007	100.00%	100.00%	Manhattan, NY	ClearBridge Advisors, LLC, a Legg Mason Co.; Covington & Burling; Osler Hoskin & Harcourt; Seyfarth Shaw	738,000	738,000
	Nine MetroTech Center North	1997	85.00%	85.00%	Brooklyn, NY	City of New York - Fire Department	317,000	269,000
	One MetroTech Center	1991	82.50%	82.50%	Brooklyn, NY	JP Morgan Chase; National Grid	937,000	773,000
	One Pierrepont Plaza	1988	100.00%	100.00%	Brooklyn, NY	Morgan Stanley; U.S. Probation	659,000	659,000
	Post Office Plaza (MK Ferguson)	1990	100.00%	100.00%	Cleveland, OH	Washington Group; Chase Manhattan Mortgage Corp; Educational Loan Servicing Corp; Quicken Loans	476,000	476,000
	Richmond Office Park	2007	100.00%	100.00%	Richmond, VA	The Brinks Co.; Wachovia Bank	568,000	568,000
	Skylight Office Tower	1991	92.50%	100.00%	Cleveland, OH	Cap Gemini; Ulmer & Berne, LLP	321,000	321,000
	Stapleton - 3055 Roslyn	2006	90.00%	90.00%	Denver, CO	University of Colorado Hospital	45,000	41,000
	Ten MetroTech Center	1992	100.00%	100.00%	Brooklyn, NY	Internal Revenue Service	365,000	365,000
	Terminal Tower	1983	100.00%	100.00%	Cleveland, OH	Forest City Enterprises, Inc.; Cuyahoga Community College	589,000	589,000
	Twelve MetroTech Center	2004	100.00%	100.00%	Brooklyn, NY	National Union Fire Insurance Co.	177,000	177,000
	Two MetroTech Center	1990	82.50%	82.50%	Brooklyn, NY	Securities Industry Automation Corp.; City of New York - Board of Education	522,000	431,000
	University of Pennsylvania	2004	100.00%	100.00%	Philadelphia, PA	University of Pennsylvania	122,000	122,000
+	Waterfront Station - East 4th & West 4th Buildings	2010	45.00%	45.00%	Washington, D.C.	Washington, D.C. Government	631,000	284,000

	Consolidated Office Buildings Subtotal						11,371,000	10,520,000

See footnotes on page 74.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
January 31, 2011
COMMERCIAL GROUP
OFFICE BUILDINGS (continued)

	Date of						Leasable
	Opening/					Leasable	Square
	Acquisition/	Legal	Pro-Rata			Square	Feet at Pro-
Name	Expansion	Ownership (1)	Ownership (2)	Location	Major Tenants	Feet	Rata %

Unconsolidated Office Buildings
35 Landsdowne Street	2002	51.00%	51.00%	Cambridge, MA	Millennium Pharmaceuticals	202,000	103,000
350 Massachusetts Ave	1998	50.00%	50.00%	Cambridge, MA	Star Market; Tofias; Novartis	169,000	85,000
40 Landsdowne Street	2003	51.00%	51.00%	Cambridge, MA	Millennium Pharmaceuticals	215,000	110,000
45/75 Sidney Street	1999	51.00%	51.00%	Cambridge, MA	Millennium Pharmaceuticals; Novartis	277,000	141,000
65/80 Landsdowne Street	2001	51.00%	51.00%	Cambridge, MA	Partners HealthCare System	122,000	62,000
(3) 818 Mission Street	2008	50.00%	50.00%	San Francisco, CA	Denny’s; Community Vocational Enterprises	28,000	14,000
88 Sidney Street	2002	51.00%	51.00%	Cambridge, MA	Alkermes, Inc.	145,000	74,000
Bulletin Building	2006	50.00%	50.00%	San Francisco, CA	Great West Life and Annuity; Corinthian School	78,000	39,000
Chagrin Plaza I & II	1969	66.67%	66.67%	Beachwood, OH	Nine Sigma; Benihana; H&R Block	113,000	75,000
Clark Building	1989	50.00%	50.00%	Cambridge, MA	Sanofi Pasteur Biologics; Agios Pharmaceuticals	122,000	61,000
Enterprise Place	1998	50.00%	50.00%	Beachwood, OH	University of Phoenix; Advance Payroll; PS Executive Centers; Retina Assoc. of Cleveland	132,000	66,000
Jackson Building	1987	51.00%	51.00%	Cambridge, MA	Ariad Pharmaceuticals	99,000	50,000
Liberty Center	1986	50.00%	50.00%	Pittsburgh, PA	Federated Investors; Direct Energy Business	526,000	263,000
Mesa del Sol - 5600 University SE	2006	47.50%	47.50%	Albuquerque, NM	MSR-FSR, LLC; CFV Solar	87,000	41,000
Mesa del Sol - Aperture Center	2008	47.50%	47.50%	Albuquerque, NM	Forest City Covington NM, LLC	76,000	36,000
Mesa del Sol - Fidelity	2008/2009	47.50%	47.50%	Albuquerque, NM	Fidelity Investments	210,000	100,000
Richards Building	1990	51.00%	51.00%	Cambridge, MA	Genzyme Biosurgery; Alkermes, Inc.	126,000	64,000
Signature Square I	1986	50.00%	50.00%	Beachwood, OH	Ciuni & Panichi; PCC Airfoils; Liberty Bank	79,000	40,000
Signature Square II	1989	50.00%	50.00%	Beachwood, OH	Pro Ed Communications; Goldberg Co.; Resillience Mgt.	82,000	41,000

	Unconsolidated Office Buildings Subtotal					2,888,000	1,465,000

	Total Office Buildings at January 31, 2011					14,259,000	11,985,000

	Total Office Buildings at January 31, 2010					14,112,000	12,420,000

See footnotes on page 74.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
January 31, 2011
COMMERCIAL GROUP
RETAIL CENTERS

	Date of						Total		Gross
	Opening/					Total	Square	Gross	Leasable
	Acquisition/	Legal	Pro-Rata			Square	Feet at Pro-	Leasable	Area at Pro-
Name	Expansion	Ownership (1)	Ownership (2)	Location	Major Tenants	Feet	Rata %	Area	Rata %

Consolidated Regional Malls
Antelope Valley Mall	1990/1999	78.00%	78.00%	Palmdale, CA	Macy’s; Sears; JCPenney; Dillard’s; Forever 21; Cinemark Theatre	1,196,000	933,000	478,000	373,000
Ballston Common Mall	1986/1999	100.00%	100.00%	Arlington, VA	Macy’s; Sport & Health; Regal Cinemas	579,000	579,000	311,000	311,000
Galleria at Sunset	1996/2002	100.00%	100.00%	Henderson, NV	Dillard’s; Macy’s; JCPenney; Dick’s Sporting Goods; Kohl’s	1,048,000	1,048,000	412,000	412,000
Mall at Robinson	2001	56.67%	100.00%	Pittsburgh, PA	Macy’s; Sears; JCPenney; Dick’s Sporting Goods	880,000	880,000	384,000	384,000
Mall at Stonecrest	2001	66.67%	66.67%	Atlanta, GA	Kohl’s; Sears; JCPenney; Dillard’s; AMC Theatre, Macy’s	1,226,000	817,000	397,000	265,000
Northfield at Stapleton	2005/2006	95.00%	100.00%	Denver, CO	Bass Pro; Target; Harkins Theatre; JCPenney; Macy’s	1,127,000	1,127,000	664,000	664,000
Orchard Town Center	2008	100.00%	100.00%	Westminster, CO	JCPenney; Macy’s; Target; AMC Theatre	1,018,000	1,018,000	482,000	482,000
Promenade Bolingbrook	2007	100.00%	100.00%	Bolingbrook, IL	Bass Pro; Macy’s; Gold Class Cinemas; Barnes & Noble; Designer Shoe Warehouse	771,000	771,000	575,000	575,000
Promenade in Temecula	1999/2002/2009	75.00%	100.00%	Temecula, CA	JCPenney; Sears; Macy’s; Edwards Cinema	1,275,000	1,275,000	540,000	540,000
Shops at Wiregrass	2008	50.00%	100.00%	Tampa, FL	JCPenney; Dillard’s; Macy’s; Barnes & Noble	734,000	734,000	349,000	349,000
Short Pump Town Center	2003/2005	50.00%	100.00%	Richmond, VA	Nordstrom; Macy’s; Dillard’s; Dick’s Sporting Goods	1,303,000	1,303,000	591,000	591,000
South Bay Galleria	1985/2001	100.00%	100.00%	Redondo Beach, CA	Nordstrom; Macy’s; Kohl’s; AMC Theatre	956,000	956,000	389,000	389,000
Victoria Gardens	2004/2007	80.00%	80.00%	Rancho Cucamonga, CA	Bass Pro; Macy’s; JCPenney; AMC Theater	1,401,000	1,121,000	829,000	663,000
^* Westchester’s Ridge Hill	2011/2012	70.00%	100.00%	Yonkers, NY	Lord & Taylor; Dick’s Sporting Goods; WESTMED Medical Group; National Amusements; Whole Foods; REI; LL Bean; Cheesecake Factory; Yard House; Texas De Brazil	1,336,000	1,336,000	1,336,000	1,336,000

	Consolidated Regional Malls Subtotal					14,850,000	13,898,000	7,737,000	7,334,000

See footnotes on page 74.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
January 31, 2011
COMMERCIAL GROUP
RETAIL CENTERS (continued)

	Date of						Total		Gross
	Opening/					Total	Square	Gross	Leasable
	Acquisition/	Legal	Pro-Rata			Square	Feet at Pro-	Leasable	Area at Pro-
Name	Expansion	Ownership (1)	Ownership (2)	Location	Major Tenants	Feet	Rata %	Area	Rata %

Consolidated Specialty Retail Centers
42nd Street	1999	100.00%	100.00%	Manhattan, NY	AMC Theatres; Madame Tussaud’s Wax Museum; Modell’s; Dave & Buster’s; Ripley’s Believe It or Not!	309,000	309,000	309,000	309,000
Atlantic Center	1996	100.00%	100.00%	Brooklyn, NY	Pathmark; OfficeMax; Old Navy; Marshall’s; NYC - Dept of Motor Vehicles; Best Buy	395,000	395,000	395,000	395,000
Atlantic Center Site V	1998	100.00%	100.00%	Brooklyn, NY	Modell’s	17,000	17,000	17,000	17,000
Atlantic Terminal	2004	100.00%	100.00%	Brooklyn, NY	Target; Designer Shoe Warehouse; Chuck E. Cheese’s; Daffy’s; Guitar Center	371,000	371,000	371,000	371,000
Avenue at Tower City Center	1990	100.00%	100.00%	Cleveland, OH	Hard Rock Café; Morton’s of Chicago; Cleveland Cinemas; Horseshoe Casino (located in Higbee Building)	365,000	365,000	365,000	365,000
Brooklyn Commons	2004	100.00%	100.00%	Brooklyn, NY	Lowe’s	151,000	151,000	151,000	151,000
Bruckner Boulevard	1996	100.00%	100.00%	Bronx, NY	Conway; Old Navy; Marshall’s	113,000	113,000	113,000	113,000
Columbia Park Center	1999	75.00%	75.00%	North Bergen, NJ	Shop Rite; Old Navy; Staples; Bally’s; Shopper’s World; Phoenix Theatres; Sixth Avenue Electronics	351,000	263,000	351,000	263,000
Court Street	2000	100.00%	100.00%	Brooklyn, NY	United Artists; Barnes & Noble	102,000	102,000	102,000	102,000
East 29th Avenue Town Center	2004	90.00%	90.00%	Denver, CO	Walgreen’s; King Soopers; Chipotle; Starbucks	181,000	163,000	98,000	88,000
Eastchester	2000	100.00%	100.00%	Bronx, NY	Pathmark	63,000	63,000	63,000	63,000
Forest Avenue	2000	100.00%	100.00%	Staten Island, NY	United Artists	70,000	70,000	70,000	70,000
Gun Hill Road	1997	100.00%	100.00%	Bronx, NY	Home Depot; Chuck E. Cheese’s	147,000	147,000	147,000	147,000
Harlem Center	2002	100.00%	100.00%	Manhattan, NY	Marshall’s; CVS/Pharmacy; Staples; H&M; Planet Fitness	126,000	126,000	126,000	126,000
Kaufman Studios	1999	100.00%	100.00%	Queens, NY	United Artists Theatres	84,000	84,000	84,000	84,000
Market at Tobacco Row	2002	100.00%	100.00%	Richmond, VA	Rich Foods; CVS/Pharmacy	43,000	43,000	43,000	43,000
Northern Boulevard	1997	100.00%	100.00%	Queens, NY	Stop & Shop; Marshall’s; Old Navy; AJ Wright; Guitar Center	218,000	218,000	218,000	218,000
Quartermaster Plaza	2004	100.00%	100.00%	Philadelphia, PA	Home Depot; BJ’s Wholesale Club; Staples; PetSmart; Walgreen’s	456,000	456,000	456,000	456,000
Quebec Square	2002	90.00%	90.00%	Denver, CO	Walmart; Home Depot; Sam’s Club; Ross Dress for Less; Office Depot; PetSmart	739,000	665,000	217,000	195,000
Queens Place	2001	100.00%	100.00%	Queens, NY	Target; Best Buy; Macy’s Furniture; Designer Shoe Warehouse	455,000	455,000	221,000	221,000
Richmond Avenue	1998	100.00%	100.00%	Staten Island, NY	Staples	76,000	76,000	76,000	76,000
Station Square	1994/2002	100.00%	100.00%	Pittsburgh, PA	Hard Rock Café; Grand Concourse Restaurant; Buca Di Beppo	291,000	291,000	291,000	291,000
White Oak Village	2008	50.00%	100.00%	Richmond, VA	Target; Lowe’s; Sam’s Club; JCPenney; OfficeMax; PetSmart; Martin’s	843,000	843,000	295,000	295,000

	Consolidated Specialty Retail Centers Subtotal					5,966,000	5,786,000	4,579,000	4,459,000

	Consolidated Retail Centers Total					20,816,000	19,684,000	12,316,000	11,793,000

See footnotes on page 74.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
January 31, 2011
COMMERCIAL GROUP
RETAIL CENTERS (continued)

	Date of						Total		Gross
	Opening/					Total	Square	Gross	Leasable
	Acquisition/	Legal	Pro-Rata			Square	Feet at Pro-	Leasable	Area at Pro-
Name	Expansion	Ownership (1)	Ownership (2)	Location	Major Tenants	Feet	Rata %	Area	Rata %

Unconsolidated Regional Malls
Boulevard Mall	1996/2000	50.00%	50.00%	Amherst, NY	JCPenney; Macy’s; Sears; Michael’s	912,000	456,000	336,000	168,000
Charleston Town Center	1983	50.00%	50.00%	Charleston, WV	Macy’s; JCPenney; Sears; Brickstreet Insurance	897,000	449,000	363,000	182,000
San Francisco Centre	2006	50.00%	50.00%	San Francisco, CA	Nordstrom; Bloomingdale’s; Century Theaters; San Francisco State University; Microsoft	1,462,000	731,000	788,000	394,000

	Unconsolidated Regional Malls Subtotal					3,271,000	1,636,000	1,487,000	744,000

Unconsolidated Specialty Retail Centers
+ East River Plaza	2009/2010	35.00%	50.00%	Manhattan, NY	Costco; Target; Best Buy; Marshall’s; PetSmart; Bob’s Furniture; Old Navy	527,000	264,000	527,000	264,000
Golden Gate	1958	50.00%	50.00%	Mayfield Heights, OH	OfficeMax; Old Navy; Marshall’s; Cost Plus; HH Gregg; PetSmart	361,000	181,000	361,000	181,000
Marketplace at Riverpark	1996	50.00%	50.00%	Fresno, CA	JCPenney; Best Buy; Marshall’s; OfficeMax; Old Navy; Target; Sports Authority	471,000	236,000	296,000	148,000
Plaza at Robinson Town Center	1989	50.00%	50.00%	Pittsburgh, PA	T.J. Maxx; Marshall’s; IKEA; Value City; JoAnn Fabrics	507,000	254,000	507,000	254,000
+ Village at Gulstream Park	2010	50.00%	50.00%	Hallandale Beach, FL	Crate & Barrel; The Container Store; Texas de Brazil; Yard House	511,000	256,000	511,000	256,000

	Unconsolidated Specialty Retail Centers Subtotal					2,377,000	1,191,000	2,202,000	1,103,000

	Unconsolidated Retail Centers Total					5,648,000	2,827,000	3,689,000	1,847,000

	Total Retail Centers at January 31, 2011					26,464,000	22,511,000	16,005,000	13,640,000

	Total Retail Centers at January 31, 2010					27,826,000	23,753,000	16,877,000	14,409,000

See footnotes on page 74.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
January 31, 2011
COMMERCIAL GROUP
HOTELS

	Date of
	Opening/
	Acquisition/	Legal	Pro-Rata			Hotel Rooms at
Name	Expansion	Ownership (1)	Ownership (2)	Location	Rooms	Pro-Rata %

Consolidated Hotels
++ Charleston Marriot	1983	95.00%	100.00%	Charleston, WV	352	352
Ritz-Carlton, Cleveland	1990	100.00%	100.00%	Cleveland, OH	206	206
Sheraton Station Square	1998/2001	100.00%	100.00%	Pittsburgh, PA	399	399

	Consolidated Hotels Subtotal				957	957

Unconsolidated Hotels
Westin Convention Center	1986	50.00%	50.00%	Pittsburgh, PA	616	308

	Unconsolidated Hotels Subtotal				616	308

	Total Hotel Rooms at January 31, 2011				1,573	1,265

	Total Hotel Rooms at January 31, 2010				1,833	1,275

Est. Seating
								Est. Seating	Capacity for
ARENA								Capacity for	NBA
						Total	Total Square	NBA	Basketball
						Square	Feet at Pro-Rata	Basketball	Event at
					Major Tenants	Feet	%	Event	Pro-Rata %

* Barclays Center	2012	26.60%	26.60%	Brooklyn, NY	The Nets NBA Team	670,000	178,000	18,000	4,788

See footnotes on page 74.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
January 31, 2011
RESIDENTIAL GROUP
APARTMENTS

		Date of
		Opening/
		Acquisition/	Legal	Pro-Rata		Leasable	Leasable Units at
Name		Expansion	Ownership(1)	Ownership(2)	Location	Units	Pro-Rata %

Consolidated Apartment Communities
	100 Landsdowne Street	2005	100.00%	100.00%	Cambridge, MA	203	203
^*	8 Spruce Street (formerly Beekman)	2011/2012	49.00%	70.00%	Manhattan, NY	903	632
	American Cigar Company	2000	100.00%	100.00%	Richmond, VA	171	171
	Ashton Mill	2005	90.00%	100.00%	Cumberland, RI	193	193
	Cameron Kinney	2007	100.00%	100.00%	Richmond, VA	259	259
	Consolidated-Carolina	2003	89.99%	100.00%	Richmond, VA	158	158
	Cutter’s Ridge at Tobacco Row	2006	100.00%	100.00%	Richmond, VA	12	12
+	DKLB BKLN (formerly 80 DeKalb)	2009/2010	80.00%	100.00%	Brooklyn, NY	365	365
	Drake	1998	95.05%	95.05%	Philadelphia, PA	284	270
	Easthaven at the Village	1994/1995	100.00%	100.00%	Beachwood, OH	360	360
	Emerald Palms	1996/2004	100.00%	100.00%	Miami, FL	505	505
*	Foundry Lofts	2011	100.00%	100.00%	Washington, D.C.	170	170
	Grand Lowry Lofts	2000	100.00%	100.00%	Denver, CO	261	261
+	Hamel Mill Lofts	2008/2010	90.00%	100.00%	Haverhill, MA	305	305
	Heritage	2002	100.00%	100.00%	San Diego, CA	230	230
	Kennedy Biscuit Lofts	1990	98.90%	100.00%	Cambridge, MA	142	142
	Knolls	1995	1.00%	95.00%	Orange, CA	260	247
	Lofts 23	2005	100.00%	100.00%	Cambridge, MA	51	51
	Lofts at 1835 Arch	2001	95.05%	95.05%	Philadelphia, PA	191	182
	Lucky Strike	2008	88.98%	100.00%	Richmond, VA	131	131
	Mercantile Place on Main	2008	100.00%	100.00%	Dallas, TX	366	366
	Metro 417	2005	75.00%	100.00%	Los Angeles, CA	277	277
	Metropolitan	1989	100.00%	100.00%	Los Angeles, CA	270	270
	Midtown Towers	1969	100.00%	100.00%	Parma, OH	635	635
	Millender Center	1985	5.25%	90.53%	Detroit, MI	339	307
	Museum Towers	1997	100.00%	100.00%	Philadelphia, PA	286	286
	North Church Towers	2009	100.00%	100.00%	Parma Heights, OH	399	399
See footnotes on page 74.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
January 31, 2011
RESIDENTIAL GROUP
APARTMENTS (continued)

	Date of
	Opening/
	Acquisition/	Legal	Pro-Rata		Leasable	Leasable Units
Name	Expansion	Ownership (1)	Ownership (2)	Location	Units	at Pro-Rata %

Consolidated Apartment Communities (continued)
One Franklintown	1988	100.00%	100.00%	Philadelphia, PA	335	335
Parmatown Towers and Gardens	1972-1973	100.00%	100.00%	Parma, OH	412	412
Pavilion	1992	95.00%	95.00%	Chicago, IL	1,114	1,058
Perrytown Place	1973	8.24%	100.00%	Pittsurgh, PA	231	231
+ Presidio Landmark	2010	1.00%	100.00%	San Francisco, CA	161	161
Queenswood	1990	93.36%	93.36%	Corona, NY	296	276
Sky55	2006	100.00%	100.00%	Chicago, IL	411	411
Southfield	2002	100.00%	100.00%	Whitemarsh, MD	212	212
Town Center (Botanica on the Green & Crescent Flats)	2004/2007	90.00%	90.00%	Denver, CO	298	268
Wilson Building	2007	100.00%	100.00%	Dallas, TX	143	143

	Consolidated Apartment Communities Subtotal				11,339	10,894

Consolidated Senior Housing Apartments
1251 S. Michigan	2006	0.01%	100.00%	Chicago, IL	91	91
Brookview Place	1979	3.00%	3.00%	Dayton, OH	232	7
Cedar Place	1974	2.98%	100.00%	Lansing, MI	220	220
Independence Place I	1973	50.00%	50.00%	Parma Heights, OH	202	101
Independence Place II	2003	100.00%	100.00%	Parma Heights, OH	201	201

	Consolidated Senior Housing Apartments Subtotal				946	620

Consolidated Supported-Living Apartments
Forest Trace	2000	100.00%	100.00%	Lauderhill, FL	322	322

	Consolidated Supported-Living Apartments Subtotal				322	322

	Consolidated Apartments Total				12,607	11,836

See footnotes on page 74.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
January 31, 2011
RESIDENTIAL GROUP
APARTMENTS (continued)

	Date of
	Opening/
	Acquisition/	Legal	Pro-Rata		Leasable	Leasable Units at
Name	Expansion	Ownership (1)	Ownership (2)	Location	Units	Pro-Rata %

Unconsolidated Apartment Communities
Arbor Glen	2001-2007	50.00%	50.00%	Twinsburg, OH	288	144
Barrington Place	2008	49.00%	49.00%	Raleigh, NC	274	134
Bayside Village	1988-1989	50.00%	50.00%	San Francisco, CA	862	431
Big Creek	1996-2001	50.00%	50.00%	Parma Heights, OH	516	258
Camelot	1967	50.00%	50.00%	Parma Heights, OH	151	76
Cherry Tree	1996-2000	50.00%	50.00%	Strongsville, OH	442	221
Chestnut Lake	1969	50.00%	50.00%	Strongsville, OH	789	395
Cobblestone Court Apartments	2006-2009	50.00%	50.00%	Painesville, OH	400	200
Colonial Grand	2003	50.00%	50.00%	Tampa, FL	176	88
Coppertree	1998	50.00%	50.00%	Mayfield Heights, OH	342	171
Deer Run	1987-1990	46.00%	46.00%	Twinsburg, OH	562	259
Eaton Ridge	2002-2004	50.00%	50.00%	Sagamore Hills, OH	260	130
Fenimore Court	1982	7.06%	50.00%	Detroit, MI	144	72
Grand	1999	42.75%	42.75%	North Bethesda, MD	549	235
Hamptons	1969	50.00%	50.00%	Beachwood, OH	651	326
Hunter’s Hollow	1990	50.00%	50.00%	Strongsville, OH	208	104
Legacy Arboretum	2008	49.00%	49.00%	Charlotte, NC	266	130
Legacy Crossroads	2008-2009	50.00%	50.00%	Cary, NC	344	172
Lenox Club	1991	47.50%	47.50%	Arlington, VA	385	183
Lenox Park	1992	47.50%	47.50%	Silver Spring, MD	406	193
Liberty Hills	1979-1986	50.00%	50.00%	Solon, OH	396	198
++ Metropolitan Lofts	2005	50.00%	50.00%	Los Angeles, CA	264	132
Newport Landing	2002-2005	50.00%	50.00%	Coventry Township, OH	336	168
Parkwood Village	2001-2002	50.00%	50.00%	Brunswick, OH	204	102
Pine Ridge Valley	1967-1974, 2005-2007	50.00%	50.00%	Willoughby Hills, OH	1,309	655

Residences at University Park	2002	40.00%	40.00%	Cambridge, MA	135	54
See footnotes on page 74.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
January 31, 2011
RESIDENTIAL GROUP
APARTMENTS (continued)

	Date of
	Opening/
	Acquisition/	Legal	Pro-Rata		Leasable	Leasable Units
Name	Expansion	Ownership (1)	Ownership (2)	Location	Units	at Pro-Rata %

Unconsolidated Apartment Communities (continued)
Settler’s Landing at Greentree	2000-2004	50.00%	50.00%	Streetsboro, OH	408	204
+ Stratford Crossing	2007-2010	50.00%	50.00%	Wadsworth, OH	348	174
Sutton Landing	2007-2009	50.00%	50.00%	Brimfield, OH	216	108
Tamarac	1990-2001	50.00%	50.00%	Willoughby, OH	642	321
++ Twin Lake Towers	1966	50.00%	50.00%	Denver, CO	254	127
Uptown Apartments	2008	50.00%	50.00%	Oakland, CA	665	333
Westwood Reserve	2002	50.00%	50.00%	Tampa, FL	340	170
Woodgate / Evergreen Farms	2004-2006	33.33%	33.33%	Olmsted Township, OH	348	116
Worth Street	2003	50.00%	50.00%	Manhattan, NY	330	165

	Unconsolidated Apartment Communities Subtotal				14,210	6,949

Unconsolidated Senior Housing Apartments
Autumn Ridge	2002	100.00%	100.00%	Sterling Heights, MI	251	251
Bowin	1998	95.05%	95.05%	Detroit, MI	193	183
Brookpark Place	1976	100.00%	100.00%	Wheeling, WV	152	152
Buckeye Towers	1976	10.91%	8.94%	New Boston, OH	120	11
Burton Place	2000	90.00%	90.00%	Burton, MI	200	180
Cambridge Towers	2002	100.00%	100.00%	Detroit, MI	250	250
Canton Towers	1978	10.91%	8.94%	Canton, OH	199	18
Carl D. Perkins	2002	100.00%	100.00%	Pikeville, KY	150	150
Connellsville Towers	1981	9.59%	9.59%	Connellsville, PA	111	11
Coraopolis Towers	2002	80.00%	80.00%	Coraopolis, PA	200	160
Donora Towers	2002	100.00%	100.00%	Donora, PA	103	103
Farmington Place	1980	100.00%	100.00%	Farmington, MI	153	153
Fort Lincoln II	1979	45.00%	45.00%	Washington, D.C.	176	79
Fort Lincoln III & IV	1981	24.90%	24.90%	Washington, D.C.	306	76
Frenchtown Place	1975	8.24%	100.00%	Monroe, MI	151	151
Glendora Gardens	1983	1.99%	99.00%	Glendora, CA	105	104
See footnotes on page 74.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
January 31, 2011
RESIDENTIAL GROUP
APARTMENTS (continued)

	Date of
	Opening/
	Acquisition/	Legal	Pro-Rata		Leasable	Leasable Units
Name	Expansion	Ownership (1)	Ownership (2)	Location	Units	at Pro-Rata %

Unconsolidated Senior Housing Apartments (continued)
Grove	2003	100.00%	100.00%	Ontario, CA	101	101
Lakeland	1998	95.10%	95.10%	Waterford, MI	200	190
Lima Towers	1977	10.91%	8.94%	Lima, OH	200	18
Miramar Towers	1980	6.35%	100.00%	Los Angeles, CA	157	157
Noble Towers	1979	50.00%	50.00%	Pittsburgh, PA	133	67
North Port Village	1981	27.00%	27.00%	Port Huron, MI	251	68
Nu Ken Tower (Citizen’s Plaza)	1981	8.84%	50.00%	New Kensington, PA	101	51
Oceanpointe Towers	1980	6.35%	100.00%	Long Branch, NJ	151	151
Panorama Towers	1978	99.00%	99.00%	Panorama City, CA	154	152
Park Place Towers	1975	15.11%	100.00%	Mt. Clemens, MI	187	187
Pine Grove Manor	1973	10.26%	100.00%	Muskegon Township, MI	172	172
Plymouth Square	2003	100.00%	100.00%	Detroit, MI	280	280
Potomac Heights Village	1981	6.35%	100.00%	Keyser, WV	141	141
Riverside Towers	1977	9.63%	100.00%	Coshocton, OH	100	100
Shippan Avenue	1980	100.00%	100.00%	Stamford, CT	148	148
St. Mary’s Villa	2002	40.07%	40.07%	Newark, NJ	360	144
Surfside Towers	1970	50.00%	50.00%	Eastlake, OH	246	123
The Springs	1981	6.35%	100.00%	La Mesa, CA	129	129
Tower 43	2002	100.00%	100.00%	Kent, OH	101	101
Towne Centre Place	1975	8.80%	100.00%	Ypsilanti, MI	170	170
Village Center	1983	100.00%	100.00%	Detroit, MI	254	254
Village Square	1978	100.00%	100.00%	Williamsville, NY	100	100
Ziegler Place	1978	100.00%	100.00%	Livonia, MI	141	141

	Unconsolidated Senior Housing Apartments Subtotal				6,797	5,177

	Unconsolidated Apartments Total				21,007	12,126

	Combined Apartments Total				33,614	23,962

	Federally Subsidized Housing (Total of 5 Buildings)				741

	Total Apartment Units at January 31, 2011				34,355

	Total Apartment Units at January 31, 2010				34,657

See footnotes on page 74.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Forest City Enterprises, Inc. Portfolio of Real Estate
January 31, 2011
RESIDENTIAL GROUP
MILITARY HOUSING

		Date of
		Opening/
		Acquisition/	Legal	Pro-Rata		Leasable	Leasable Units
Name		Expansion	Ownership (1)	Ownership (2)	Location	Units	at Pro-Rata %

Unconsolidated Military Housing
^*	Air Force Academy	2007-2013	50.00%	50.00%	Colorado Springs, CO	427	214
^*	Hawaii Phase IV	2007-2014	1.00%	^^	Kaneohe, HI	1,141	^^
^*	Marines, Hawaii Increment II	2007-2011	1.00%	^^	Honolulu, HI	1,175	^^
^*	Midwest Millington	2008-2012	1.00%	^^	Memphis, TN	318	^^
^*	Navy, Hawaii Increment III	2007-2011	1.00%	^^	Honolulu, HI	2,520	^^
^*	Navy Midwest	2006-2012	1.00%	^^	Chicago, IL	1,401	^^
	Ohana Military Communities, Hawaii Increment I	2005-2008	1.00%	^^	Honolulu, HI	1,952	^^
^*	Pacific Northwest Communities	2007-2011	20.00%	^^	Seattle, WA	2,985	^^

	Unconsolidated Military Housing Total					11,919	214

	Total Military Housing Units at January 31, 2011					11,919

	Total Military Housing Units at January 31, 2010					11,953

*	Property under construction as of January 31, 2011.

+	Property opened or acquired in 2010.

++	Property sold subsequent to January 31, 2011.

^	Property to open in phases.

^^	Our share of residual cash flow ranges from 0-20% during the life cycle of the project.

(1)	Represents our share of a property’s profits and losses upon settlement of any preferred returns to which we or our partner(s) may be entitled.

(2)	Represents our share of a property’s profits and losses adjusted for any preferred returns to which we or our partner(s) may be entitled.

(3)	Operating properties identified for redevelopment.